UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00058)

Exact name of registrant as specified in charter: The George Putnam Fund of Boston

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2008

Date of reporting period: August 1, 2007— July 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

The George Putnam Fund of Boston

FUND SYMBOL (CLASS A SHARES): PGEOX

7|31|08

Annual Report

PUTNAM
INVESTMENTS

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

10
CENTS
4¢
U.S.POSTAGE
3¢

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

The George
Putnam Fund
of Boston

7 | 31 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth.	8
Expenses	10
Portfolio turnover	12
Risk	12
Your fund’s management.	13
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders.	18
Financial statements	19
Federal tax information	64
Brokerage commissions.	64
About the Trustees	65
Officers	68

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

The past 12 months have presented the economy with a growing set of challenges, and financial markets have responded with losses across a wide range of sectors globally. It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Bob as we continue our goal to position Putnam to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Respectfully yours,

Ed Haldeman

Charles E. Haldeman, Jr.
President of the Funds

John A. Hill

John A. Hill
Chairman of the Trustees

September 17, 2008

About the fund
Providing the benefits of balanced investing for over 70 years

Your fund launched in 1937 when George Putnam, a Boston investment manager, decided to start a fund with an innovative approach — a balance of stocks to seek capital appreciation and bonds to help provide current income. The original portfolio featured industrial stocks, such as U.S. Smelting, Refining, & Mining Co., and railroad bonds.

This balanced approach made sense then, and we believe it continues to make sense now. In the late 1930s, the stock market experienced dramatic swings as businesses struggled to recover from the Great Depression and the shadow of war began to spread across Europe and Asia. Today, the credit crisis and economic uncertainties also challenge investors.

Although the fund has experienced volatility at times, its balanced approach has kept it on course. When stocks were weak, the fund’s bonds helped results. Similarly, stocks have often provided leadership when bonds were hurt by rising interest rates or inflation.

In a letter to shareholders dated July 12, 1938, George Putnam articulated the balanced strategy this way: “Successful investing calls not so much for some clairvoyant ability to read the future as for the courage to stick to tested, commonsense policies in the face of the unreliable emotional stresses and strains that constantly sweep the market place.” Putnam remains committed to this prudent approach to investing today.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

The use of derivatives involves special risks and may result in losses.

The fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Performance and portfolio snapshots

Average annual total return (%) comparison as of 7/31/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 8–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The benchmarks and Lipper group were not in existence at the time of the fund’s inception. The S&P 500/Citigroup Value Index commenced 6/30/95. The George Putnam Blended Index commenced 6/30/95. The Lipper average commenced 12/31/59.

“We see a once-in-a-decade opportunity to
add to the fund’s holdings.”

Jeanne Mockard, Portfolio Leader,The George Putnam Fund of Boston

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

Equity sector allocations as of 7/31/08

Jeanne, thanks for taking the time to sit down with us today. How did the fund perform for the 12-month period ended July 31, 2008?

It was an extremely difficult and unusual period for the fund. Because it is a balanced fund with a 60%/40% stock-bond split, when the equity portion of the portfolio underperforms, the bond portion is supposed to provide stability. During this period, both portions of the portfolio underperformed. The fund’s class A shares posted a loss of 11.84% for the period, significantly trailing its Lipper peer group, which had an average negative return of 5.73%, but outperforming the fund’s benchmark, which lost 15.86%.

Why was the decline so pronounced in comparison to the fund’s Lipper peer group and its benchmark?

The primary reason the fund trailed its Lipper peer group is that we focus on domestic value stocks plus bonds, while many of our peers invest in growth stocks and international stocks and bonds. For the period, growth outperformed value by significant margins. Among other things, growth investors had more exposure to energy, which helped performance, and less exposure to financials, which detracted from performance. The fund also trailed its secondary blended benchmark (60% S&P 500/Citigroup Value Index and 40% Lehman Aggregate Bond Index) due to stock selection.

From a sector perspective, let’s talk about what hurt performance in the fund’s equity portfolio.

The worst-performing sector in the value area was financials, followed by consumer cyclicals. Any stock tied to the housing market suffered because of the fallout from the subprime mortgage crisis, and any stock connected to the consumer was punished because of recessionary fears. From a sector-weighting standpoint, we benefited from being overweight energy and basic materials and underweight financials and consumer cyclicals. From a stock selection standpoint, however, we chose what turned out to be a number of weak performers.

Please discuss some of those weak performers.

The biggest detractor was an out-of-benchmark holding, R.H. Donnelley Corporation, a yellow pages company. Investors were concerned about its amount of leverage, slower-than-expected sales, and competition from online search engines. We continue to believe it’s a viable business for mom-and-pop companies seeking low-cost advertising. The fund maintains a small position in the

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/08. See the previous page and pages 8–10 for additional fund performance information. Index descriptions can be found on page 14.

stock. The second-biggest detractor was US Airways. Last fall, we felt that airline stocks were inexpensively priced. Oil hovered around $80 per barrel. The industry was seeing a recovery thanks to consolidation, reduced flights, and solid demand from the business traveler. But as oil prices rose, profit margins eroded and investors’ concerns sent shares tumbling.

Within energy, another significant detractor was the fund’s exposure to Valero Energy Corporation, the largest independent oil refiner in the U.S. market, which was hurt by rising oil prices. Valero’s refining profits — the difference between the cost of oil it purchases and the price it can get for its distillates — narrowed significantly. The most successful stocks in the energy sector during the period were the integrated companies, such as ExxonMobil, that are more diversified; not only does ExxonMobil explore and drill for oil, but it also refines it and sells it.

We were underweight financials overall, but had exposure to Wachovia Corporation and Citigroup, which disappointed during the period because of their exposure to debt associated with the subprime mortgage crisis.

Which individual holdings helped performance on a relative basis?

Our strongest performer was Terra Industries, a producer of nitrogen- and methanol-based fertilizers and other products for the agricultural and industrial markets. The company was helped by record demand overseas, particularly in Asia. An overweight in the industrial and capital goods sectors, namely shares of U.S. Steel, Freeport-McMoRan, and Gardner Denver, also boosted returns. All of these companies benefited from large investments in infrastructure and industrialization overseas.

How did the bond portion of the portfolio perform?

As I mentioned earlier, what typically happens in this type of environment is that when the equity portion gets volatile, the bond portion holds up and adds stability. But the epicenter of today’s problems is the credit markets. As a result, there has been some significant underperformance on the bond side. For most of 2007, we navigated well through the subprime crisis. In November, however, investors’ concerns followed into the high-quality safe haven of AAA-rated commercial mortgage-backed securities (CMBS) and select other asset-backed securities. This investor reaction hurt performance of these high-quality holdings within the portfolio.

Going forward, what fixed-income strategies are you considering?

We see a once-in-a-decade opportunity to add to the fund’s holdings. Because of the huge disparities in supply and demand in the marketplace and because many financial firms are trying to remove many structured

Top 10 equity holdings

This table shows the fund’s top 10 equity holdings and the percentage of the fund’s net assets that each represented as of 7/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

General Electric Co. (2.8%)	Conglomerates	Conglomerates
AT&T, Inc. (1.8%)	Communication services	Regional Bells
JPMorgan Chase & Co. (1.7%)	Financials	Financial
Bank of America Corp. (1.5%)	Financials	Banking
Pfizer, Inc. (1.2%)	Health care	Pharmaceuticals
Verizon Communications, Inc. (1.1%)	Communication services	Regional Bells
Citigroup, Inc. (1.1%)	Financials	Financial
Wells Fargo & Co. (1.1%)	Financials	Banking
Hewlett-Packard Co. (1.1%)	Technology	Computers
Procter & Gamble Co. (0.8%)	Consumer staples	Consumer goods

securities from their books, we are seeing high-quality paper come to market at fire-sale prices. We want to take advantage of these opportunities for long-term investors. It will likely be a choppy ride back, but there are assets backing these instruments and these instruments are going to mature.

What is your outlook for the rest of 2008?

Mark Twain once said, “History does not repeat itself but it does rhyme,” or shares similarities. With that in mind, I’ve been looking back at the 1990–1992 recession and trying to spot similarities and also factors that might be different today. Back then, residential real estate prices plummeted and we had a banking crisis, two strong factors in today’s downturn.

I believe we’re somewhere between the fourth and sixth inning of this downturn, and we’re about a year and half into this slowdown, by some estimates. Housing inventories need to come down, the credit crisis needs to play out further, and the consumer needs to regain confidence, although anecdotal evidence points to some improvement as of late. What’s more, while there was some improvement in July, it would be helpful to see oil settle down into a more reasonable price range.

Of course, 1990–1992 was a two-year recession. This one may last a bit longer. It feels like we’re bouncing along the bottom. But I believe this is where long-term opportunities can be extremely compelling.

Thank you, Jeanne, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

We are pleased to report that your fund’s dividend has increased due to an increase in interest income. Effective May 1, 2008, the new dividend rate of $0.157 per share, paid quarterly, reflects a 24.6% increase over the prior rate.

I N  T H E  N E W S

In early September, the U.S. government announced plans to take over the Federal National Mortgage Association (Fannie Mae) and the Federal Home Mortgage Corporation (Freddie Mac), the companies that play key roles in the U.S. home mortgage market. Created by Congress as “government-sponsored enterprises,” Fannie Mae and Freddie Mac are publicly traded companies with a mandate to foster a liquid mortgage market by acting as reliable purchasers of mortgage loans, which they repackage and sell as mortgage-backed securities. Under the plan, the U.S.Treasury will buy $1 billion of preferred shares in each company and place both companies under the control of the Federal Housing Finance Authority.The government also has pledged to provide up to $200 billion to the companies as they cope with heavy losses resulting from rising home mortgage defaults and falling real estate prices.

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribu tion information for periods ended July 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	9.03%	8.94%	8.01%	8.01%	8.21%	8.21%	8.28%	8.23%	8.76%	9.09%

10 years	39.30	31.28	29.23	29.23	29.29	29.29	32.67	28.00	35.94	42.95
Annual average	3.37	2.76	2.60	2.60	2.60	2.60	2.87	2.50	3.12	3.64

5 years	23.72	16.61	19.13	17.35	19.23	19.23	20.72	16.52	22.34	25.35
Annual average	4.35	3.12	3.56	3.25	3.58	3.58	3.84	3.11	4.12	4.62

3 years	1.65	–4.18	–0.69	–2.96	–0.61	–0.61	0.16	–3.35	0.90	2.39
Annual average	0.55	–1.41	–0.23	–1.00	–0.20	–0.20	0.05	–1.13	0.30	0.79

1 year	–11.84	–16.89	–12.50	–16.37	–12.41	–13.19	–12.23	–15.31	–12.04	–11.57

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Life of fund performance for all classes is based on the period starting on 11/5/37 and ending on 7/31/08. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 7/31/98 to 7/31/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,923 and $12,929, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,800 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,594 and $14,295, respectively.

Comparative index returns For periods ended 7/31/08

			George Putnam
			Blended Index
			(60% S&P 500/Citigroup
			Value Index and
	S&P 500/Citigroup	Lehman Aggregate	40% Lehman Aggregate	Lipper Balanced Funds
	Value Index	Bond Index	Bond Index)	category average*

Annual average (life of fund)	—†	—†	—†	—†

10 years	47.28%	73.31%	63.66%	48.60%
Annual average	3.95	5.65	5.05	3.92

5 years	51.41	24.92	42.30	33.90
Annual average	8.65	4.55	7.31	5.96

3 years	8.85	13.71	12.04	10.11
Annual average	2.87	4.37	3.86	3.22

1 year	–15.86	6.15	–6.90	–5.73

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 7/31/08, there were 824, 631, 450, and 263 funds, respectively, in this Lipper category.

† The benchmarks were not in existence at the time of the fund’s inception. The S&P 500/Citigroup Value Index commenced 6/30/95. The Lehman Aggregate Bond Index commenced 12/31/75. The George Putnam Blended Index commenced 6/30/95. The Lipper Balanced Funds category average commenced 12/31/59.

Fund price and distribution information For the 12-month period ended 7/31/08

Distributions:		Class A	Class B	Class C		Class M	Class R	Class Y

Number		4	4	4		4	4	4

Income		$0.641	$0.501	$0.508		$0.553	$0.601	$0.685

Capital gains — Long-term		0.943	0.943	0.943		0.943	0.943	0.943

Capital gains — Short-term		0.586	0.586	0.586		0.586	0.586	0.586

Total		$2.170	$2.030	$2.037		$2.082	$2.130	$2.214

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/07	$18.10	$19.20*	$17.90	$17.97	$17.89	$18.54*	$18.04	$18.15

7/31/08	13.99	14.84	13.83	13.90	13.82	14.32	13.94	14.04

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	4.49%	4.23%	3.62%	3.65%	3.97%	3.83%	4.30%	4.76%

Current 30-day SEC yield [2,3]	N/A	4.48	4.01	4.01	N/A	4.11	4.51	5.00

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Adjusted to reflect an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	9.05%	8.96%	8.02%	8.02%	8.23%	8.23%	8.30%	8.24%	8.78%	9.10%

10 years	37.77	29.83	27.83	27.83	27.80	27.80	31.12	26.52	34.48	41.28
Annual average	3.26	2.64	2.49	2.49	2.48	2.48	2.75	2.38	3.01	3.52

5 years	23.31	16.19	18.74	16.97	18.76	18.76	20.23	16.03	21.86	24.84
Annual average	4.28	3.05	3.50	3.18	3.50	3.50	3.75	3.02	4.03	4.54

3 years	3.72	–2.22	1.38	–0.95	1.38	1.38	2.16	–1.42	2.91	4.46
Annual average	1.22	–0.75	0.46	–0.32	0.46	0.46	0.71	–0.48	0.96	1.47

1 year	–13.75	–18.69	–14.40	–18.18	–14.42	–15.17	–14.20	–17.22	–13.95	–13.54

Fund’s annual operating expenses For the fiscal year ended 7/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	0.98%	1.73%	1.73%	1.48%	1.23%	0.73%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in The George Putnam Fund of Boston from February 1, 2008, to July 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$4.86	$8.38	$8.39	$7.21	$6.04	$3.68

Ending value (after expenses)	$897.50	$894.30	$895.00	$895.70	$896.70	$899.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2008, use the following calculation method. To find the value of your investment on February 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.17	$8.92	$8.92	$7.67	$6.42	$3.92

Ending value (after expenses)	$1,019.74	$1,016.01	$1,016.01	$1,017.26	$1,018.50	$1,020.98

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.03%	1.78%	1.78%	1.53%	1.28%	0.78%

Average annualized expense ratio for Lipper peer group†	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/08.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

The George Putnam Fund of Boston	124%	144%	117%	169%	166%

Lipper Balanced Funds category average	61%	62%	70%	72%	74%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 7/31/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams. Jeanne Mockard is the Portfolio Leader of the fund. Geoffrey Kelley, Jeffrey Knight, and Raman Srivastava are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of July 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

Other Putnam funds managed by the
Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of the Putnam Asset Allocation Funds (Growth, Balanced, and Conservative Portfolios), Putnam Income Strategies Fund, Putnam Voyager Fund, and Putnam Growth Opportunities Fund, and a Portfolio Member of Putnam Discovery Growth Fund.

Raman Srivastava is also a Portfolio Member of Putnam Income Fund and Putnam Global Income Trust.

Jeanne Mockard, Geoffrey Kelley, Jeffrey Knight, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$941,000	$76,000,000

Putnam employees	$5,625,000	$568,000,000

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2008, and July 31, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500/Citigroup Value Index and 40% of which is the Lehman Aggregate Bond Index.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

S&P 500/Citigroup Value Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 34th percentile in management fees and in the 31st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	95th

Three-year period	84th

Five-year period	79th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 814, 614 and 441 funds, respectively, in your fund’s Lipper peer group*. Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year, three-year, and five-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam funds with exposure to the large-cap equity space, your fund’s performance would have been materially better over these periods but for

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Balanced Funds category for the one-year, five-year and ten-year periods ended June 30, 2008 were 95%, 90% and 67%, respectively. Over the one-year, five-year and ten-year periods ended June 30, 2008, your fund ranked 780 out of 825, 396 out of 440 and 173 out of 260 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds with exposure to the large-cap equity space.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
The George Putnam Fund of Boston:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The George Putnam Fund of Boston (the “fund”) at July 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 16, 2008

The fund’s portfolio 7/31/08

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (51.9%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.1%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from January 20, 2034
to November 20, 2037	$28,874,162	$29,771,749

		29,771,749
U.S. Government Agency Mortgage Obligations (50.8%)
Federal Home Loan Mortgage Corporation
8 3/4s, with due dates from
May 1, 2009 to June 1, 2009	10,539	10,661

Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, March 1, 2035	23,788	24,082
5 1/2s, with due dates from
May 1, 2035 to June 1, 2035	2,037,022	2,000,486
5 1/2s, July 1, 2016	285,175	290,945

Federal National Mortgage Association
Pass-Through Certificates
9s, with due dates from
January 1, 2027 to April 1, 2032	201,623	222,242
8s, with due dates from
August 1, 2026 to March 1, 2033	714,019	734,471
7 1/2s, with due dates from
August 1, 2028 to July 1, 2033	495,287	527,033
7s, with due dates from
February 1, 2033 to January 1, 2036	3,380,397	3,553,245
7s, with due dates from
July 1, 2014 to December 1, 2014	502,401	521,493
6 1/2s, with due dates from
June 1, 2036 to December 1, 2037	4,080,450	4,194,787
6 1/2s, with due dates from
September 1, 2010 to May 1, 2011	62,301	64,647
6 1/2s, TBA, September 1, 2038	66,000,000	67,549,456
6 1/2s, TBA, August 1, 2038	66,000,000	67,742,809
6s, with due dates from
May 1, 2036 to September 1, 2037	13,725,473	13,819,516
6s, with due dates from
October 1, 2011 to September 1, 2021	1,044,472	1,071,077
6s, TBA, September 1, 2038	58,000,000	58,083,827
6s, TBA, August 1, 2038	58,000,000	58,249,220
5 1/2s, with due dates from
January 1, 2037 to December 1, 2037	21,140,246	20,732,638
5 1/2s, TBA, September 1, 2038	309,000,000	301,588,820
5 1/2s, TBA, August 1, 2038	566,000,000	553,795,625
5 1/2s, TBA, August 1, 2022	25,000,000	25,078,125
5s, with due dates from
April 1, 2021 to June 1, 2021	294,602	290,677
5s, TBA, September 1, 2038	7,000,000	6,629,766
5s, TBA, August 1, 2038	199,000,000	188,894,541
4 1/2s, with due dates from
July 1, 2020 to February 1, 2022	46,811,668	45,346,411
4 1/2s, TBA, August 1, 2022	10,000,000	9,582,812
4s, with due dates from
May 1, 2019 to August 1, 2020	682,008	644,642

		1,431,244,054

Total U.S. government and agency mortgage obligations
(cost $1,455,555,917)		$1,461,015,803

COMMON STOCKS (49.7%)*	Shares	Value

Basic Materials (3.2%)
Dow Chemical Co. (The)	191,800	$6,388,858

E.I. du Pont de Nemours & Co.	160,900	7,049,029

Freeport-McMoRan Copper & Gold, Inc. Class B S	117,392	11,357,676

Lubrizol Corp. (The)	154,500	7,694,100

COMMON STOCKS (49.7%)* cont.	Shares	Value

Basic Materials cont.
Nucor Corp.	170,500	$9,756,010

Packaging Corp. of America S	270,000	6,890,400

PPG Industries, Inc.	134,900	8,180,336

Reliance Steel & Aluminum Co. S	104,800	6,619,168

Southern Copper Corp. S	173,900	4,830,942

Terra Industries, Inc. S	208,800	11,275,200

United States Steel Corp.	60,100	9,637,636

		89,679,355
Capital Goods (3.7%)
Ball Corp. S	98,400	4,386,672

Boeing Co. (The)	212,100	12,961,431

Caterpillar, Inc. S	183,000	12,722,160

Cummins, Inc.	81,200	5,386,808

Eaton Corp.	21,700	1,541,568

Gardner Denver, Inc. †	180,500	8,230,800

General Dynamics Corp.	75,000	6,685,500

L-3 Communications Holdings, Inc.	83,300	8,220,877

Lockheed Martin Corp.	78,500	8,189,905

Northrop Grumman Corp.	192,500	12,972,575

Precision Castparts Corp.	50,700	4,736,901

Raytheon Co.	169,500	9,649,635

Teleflex, Inc.	33,500	2,054,220

WESCO International, Inc. †	146,100	5,500,665

		103,239,717
Communication Services (3.7%)
AT&T, Inc. #	1,630,882	50,247,474

CenturyTel, Inc. S	268,700	9,992,953

Embarq Corp.	57,400	2,627,198

Sprint Nextel Corp. S	911,100	7,416,354

Verizon Communications, Inc.	949,900	32,334,596

		102,618,575
Conglomerates (3.3%)
General Electric Co. S	2,782,800	78,725,412

Honeywell International, Inc. S	258,100	13,121,804

		91,847,216
Consumer Cyclicals (3.0%)
Amazon.com, Inc. † S	69,600	5,313,264

AutoZone, Inc. †	16,900	2,201,901

Big Lots, Inc. † S	246,200	7,499,252

Carnival Corp. S	152,800	5,644,432

GameStop Corp. † S	101,900	4,127,969

Gap, Inc. (The) S	145,100	2,339,012

JC Penney Co., Inc. (Holding Co.) S	64,500	1,988,535

Lennar Corp. S	357,700	4,328,170

Lowe’s Cos., Inc. S	258,000	5,242,560

Macy’s, Inc.	205,500	3,865,455

Nordstrom, Inc. S	89,800	2,580,852

NVR, Inc. † S	14,056	7,763,410

R. H. Donnelley Corp. † S	403,400	625,270

RadioShack Corp.	135,200	2,255,136

Regal Entertainment Group Class A S	618,300	10,294,695

Wal-Mart Stores, Inc.	49,100	2,878,242

Walt Disney Co. (The)	236,900	7,189,915

Whirlpool Corp. S	109,000	8,251,300

		84,389,370
Consumer Staples (5.2%)
Altria Group, Inc. #	156,400	3,182,740

American Greetings Corp. Class A	261,800	3,879,876

COMMON STOCKS (49.7%)* cont.	Shares	Value

Consumer Staples cont.
Clorox Co.	105,300	$5,738,850

Comcast Corp. Class A S	232,400	4,792,088

Corn Products International, Inc.	85,700	3,985,907

Darden Restaurants, Inc.	165,100	5,377,307

Energizer Holdings, Inc. †	43,100	3,074,754

General Mills, Inc.	217,500	14,004,825

H.J. Heinz Co.	55,700	2,806,166

JM Smucker Co. (The)	118,300	5,765,942

Kimberly-Clark Corp.	70,000	4,048,100

Kraft Foods, Inc. Class A	160,443	5,105,296

Kroger Co. S	201,200	5,689,936

Lorillard, Inc. †	66,700	4,476,237

McDonald’s Corp.	58,500	3,497,715

MPS Group, Inc. †	191,700	2,208,384

Newell Rubbermaid, Inc.	307,400	5,081,322

Pepsi Bottling Group, Inc. (The)	359,900	10,023,215

Philip Morris International, Inc. #	319,800	16,517,670

Procter & Gamble Co. (The)	357,900	23,435,292

Robert Half International, Inc. S	249,100	6,299,739

SYSCO Corp.	63,800	1,809,368

Universal Corp.	118,400	6,111,808

		146,912,537
Energy (2.4%)
Chevron Corp.	231,500	19,575,640

Exxon Mobil Corp.	87,600	7,045,668

Global Industries, Ltd. †	287,900	3,437,526

Hess Corp.	99,400	10,079,160

Marathon Oil Corp.	147,600	7,301,772

National-Oilwell Varco, Inc. †	80,000	6,290,400

Sunoco, Inc. S	54,100	2,197,001

Tesoro Corp. S	102,000	1,574,880

Valero Energy Corp.	335,000	11,192,350

		68,694,397
Financial (12.1%)
Allied World Assurance Company Holdings, Ltd.
(Bermuda)	126,400	5,259,504

Allstate Corp. (The)	225,800	10,436,476

American International Group, Inc.	88,300	2,300,215

Assurant, Inc.	56,400	3,390,768

Axis Capital Holdings, Ltd. (Bermuda)	287,927	9,121,527

Bank of America Corp.	1,262,700	41,542,830

Bank of New York Mellon Corp. (The)	273,700	9,716,350

BB&T Corp.	128,900	3,611,778

CB Richard Ellis Group, Inc. Class A †	268,800	3,776,640

CBL & Associates Properties R	339,200	6,587,264

Chubb Corp. (The)	146,200	7,023,448

Citigroup, Inc. #	1,677,200	31,346,868

Endurance Specialty Holdings, Ltd. (Bermuda)	152,200	4,657,320

Everest Re Group, Ltd. (Bermuda)	39,500	3,231,100

Freddie Mac	641,500	5,241,055

General Growth Properties, Inc. R	61,000	1,672,010

Goldman Sachs Group, Inc. (The)	79,000	14,539,160

Hartford Financial Services Group, Inc. (The)	44,754	2,836,956

Jones Lang LaSalle, Inc.	88,700	4,225,668

JPMorgan Chase & Co.	1,149,500	46,704,185

KeyCorp	421,500	4,446,825

Lehman Brothers Holdings, Inc.	243,500	4,222,290

COMMON STOCKS (49.7%)* cont.	Shares	Value

Financial cont.
Marshall & Ilsley Corp. S	327,499	$4,977,985

Merrill Lynch & Co., Inc.	308,900	8,232,185

Morgan Stanley	420,200	16,589,496

National City Corp.	269,400	1,274,262

PNC Financial Services Group	135,800	9,681,182

ProLogis Trust R	97,600	4,770,688

RenaissanceRe Holdings, Ltd. (Bermuda)	210,700	10,718,309

SunTrust Banks, Inc.	37,400	1,535,644

Travelers Cos., Inc. (The)	156,000	6,882,720

U.S. Bancorp	291,000	8,907,510

W.R. Berkley Corp.	172,000	4,062,640

Wells Fargo & Co.	987,800	29,900,706

XL Capital, Ltd. Class A (Bermuda) S	182,900	3,272,081

Zions Bancorp. S	117,200	3,430,444

		340,126,089
Health Care (5.4%)
Aetna, Inc.	101,600	4,166,616

AmerisourceBergen Corp.	198,100	8,294,447

Baxter International, Inc.	135,200	9,276,072

Boston Scientific Corp. † S	253,900	3,018,871

Bristol-Myers Squibb Co.	158,700	3,351,744

Coventry Health Care, Inc. † S	111,100	3,929,607

Covidien, Ltd.	247,512	12,187,491

Endo Pharmaceuticals Holdings, Inc. †	215,400	4,986,510

Express Scripts, Inc. †	67,800	4,782,612

Humana, Inc. † S	102,300	4,491,993

King Pharmaceuticals, Inc. † S	649,800	7,479,198

McKesson Corp.	272,400	15,251,676

Medco Health Solutions, Inc. †	138,400	6,861,872

Merck & Co., Inc.	396,200	13,034,980

Par Pharmaceutical Cos., Inc. †	132,700	2,295,710

Pfizer, Inc.	1,857,600	34,681,392

UnitedHealth Group, Inc.	76,700	2,153,736

WellPoint, Inc. †	254,200	13,332,790

		153,577,317
Technology (5.0%)
Accenture, Ltd. Class A (Bermuda) S	289,400	12,085,344

Apple Computer, Inc. †	13,200	2,098,140

Applied Materials, Inc. S	659,300	11,419,076

Arrow Electronics, Inc. †	120,900	3,895,398

Atmel Corp. †	1,320,300	4,660,659

Avnet, Inc. † S	116,100	3,164,886

BMC Software, Inc. †	57,000	1,874,730

Computer Sciences Corp. †	38,000	1,800,060

eBay, Inc. †	148,600	3,740,262

Hewlett-Packard Co.	663,700	29,733,760

IBM Corp.	142,800	18,275,544

Intel Corp.	878,100	19,485,039

Microsoft Corp.	113,000	2,906,360

Nokia OYJ ADR (Finland)	225,700	6,166,124

Oracle Corp. †	278,900	6,004,717

SanDisk Corp. †	252,200	3,556,020

Texas Instruments, Inc. S	215,400	5,251,452

Thermo Electron Corp. †	65,500	3,964,060

		140,081,631

COMMON STOCKS (49.7%)* cont.	Shares	Value

Transportation (0.4%)
AMR Corp. † S	404,600	$3,653,538

UAL Corp. S	131,100	1,089,441

Union Pacific Corp.	30,600	2,522,664

US Airways Group, Inc. † S	791,900	4,007,014

		11,272,657
Utilities & Power (2.3%)
Dominion Resources, Inc. S	50,200	2,217,836

DTE Energy Co. S	117,600	4,819,248

Duke Energy Corp. S	299,200	5,259,936

Edison International	263,000	12,713,420

Energen Corp.	92,200	5,550,440

Entergy Corp. S	44,700	4,779,324

FirstEnergy Corp.	112,100	8,244,955

FPL Group, Inc.	78,600	5,072,058

PG&E Corp.	204,450	7,877,459

Sempra Energy	76,600	4,301,856

Wisconsin Energy Corp.	107,000	4,827,840

		65,664,372

Total common stocks (cost $1,537,066,637)		$1,398,103,233

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (27. 3%)*	amount	Value

Adjustable Rate Mortgage Trust FRB
Ser. 04-5, Class 3A1, 4.943s, 2035	$2,655,912	$2,177,851

Asset Backed Funding Certificates 144A FRB
Ser. 06-OPT3, Class B, 4.961s, 2036	157,000	9,247

Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.335s, 2029	1,513,507	1,569,477
FRB Ser. 97-D5, Class A5, 7.184s, 2043	325,000	332,418

Banc of America Commercial Mortgage, Inc.
Ser. 01-1, Class G, 7.324s, 2036	950,000	952,889
FRB Ser. 07-3, Class A3, 5.838s, 2049	1,200,000	1,162,719
Ser. 07-2, Class A2, 5.634s, 2049	1,198,000	1,170,674
Ser. 06-4, Class A2, 5.522s, 2046	6,770,000	6,739,493
Ser. 04-3, Class A5, 5.316s, 2039	4,690,000	4,602,860
Ser. 05-6, Class A2, 5.165s, 2047	675,000	665,999
FRB Ser. 05-1, Class A5, 5.239s, 2042	252,000	241,691
Ser. 07-5, Class XW, Interest Only (IO),
0.44s, 2051	33,965,075	799,583
Ser. 07-1, Class XW, IO, 0.291s, 2049	17,066,074	277,554
Ser. 06-1, Class XC, IO, 0.059s, 2045	40,653,106	226,773

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	715,000	651,913
Ser. 02-PB2, Class XC, IO, 0.261s, 2035	9,093,877	157,722
Ser. 04-4, Class XC, IO, 0.172s, 2042	30,182,431	392,934
Ser. 04-5, Class XC, IO, 0.15s, 2041	48,634,698	521,871
Ser. 05-1, Class XW, IO, 0.102s, 2042	243,038,422	620,102
Ser. 06-5, Class XC, IO, 0.079s, 2016	100,100,949	1,184,110
Ser. 06-4, Class XC, IO, 0.075s, 2046	49,754,597	502,521
Ser. 05-4, Class XC, IO, 0.075s, 2045	81,744,329	474,821

Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.99s, 2036	590,368	442,776

Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 3.408s, 2018	142,000	139,715
FRB Ser. 04-BBA4, Class G, 3.158s, 2018	449,000	442,686

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 4.458s, 2022	496,000	402,535
FRB Ser. 05-MIB1, Class J, 3.508s, 2022	1,400,000	1,205,313

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (27. 3%)* cont.	amount	Value

Banc of America Mortgage Securities
FRB Ser. 03-F, Class 2A1, 4.389s, 2033	$348,802	$345,314
Ser. 05-E, Class 2, IO, 0.3s, 2035	29,993,602	118,334
Ser. 04-D, Class 2A, IO, 0.27s, 2034	11,119,772	12,162

Banc of America Structured Security Trust
144A Ser. 02-X1, Class A3, 5.436s, 2033	1,503,864	1,510,212

Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 2.761s, 2035	1,116,615	971,455
Ser. 04-2, IO, 2.22s, 2034	4,470,537	171,669
Ser. 06-2A, IO, 1.798s, 2036	2,708,251	206,910
Ser. 05-3A, IO, 1.6s, 2035	14,438,512	941,391
Ser. 05-1A, IO, 1.6s, 2035	4,852,099	239,694
Ser. 04-3, IO, 1.6s, 2035	3,135,402	120,399
Ser. 07-5A, IO, 1.55s, 2037	13,310,478	1,655,823
Ser. 07-2A, IO, 1.3s, 2037	15,032,824	1,519,818
Ser. 07-1, Class S, IO, 1.211s, 2037	12,968,108	1,208,628
Ser. 06-4A, IO, 1.14s, 2036	2,075,052	208,335

Bear Stearns Alternate Trust
Ser. 04-9, Class 1A1, 6.7s, 2034	142,804	126,110
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	6,985,796	5,361,598
FRB Ser. 06-6, Class 2A1, 5.919s, 2036	92,088	59,247
FRB Ser. 05-7, Class 23A1, 5.694s, 2035	195,125	146,830

Bear Stearns Commercial
Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.447s, 2032	456,000	428,060
Ser. 07-PW17, Class A3, 5.736s, 2050	14,895,000	14,113,310
Ser. 04-PR3I, Class X1, IO, 0.397s, 2041	14,279,956	206,531
Ser. 05-PWR9, Class X1, IO, 0.09s, 2042	40,679,171	327,467

Bear Stearns Commercial
Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.69s, 2038	18,118,356	700,999
Ser. 06-PW14, Class X1, IO, 0.078s, 2038	19,484,674	294,413
Ser. 07-PW15, Class X1, IO, 0.067s, 2044 F	64,254,790	601,269
Ser. 05-PW10, Class X1, IO, 0.057s, 2040	63,145,128	217,851
Ser. 07-PW16, Class X, IO, 0.021s, 2040	143,574,906	117,731

Bear Stearns Small Balance Commercial Trust
144A Ser. 06-1A, Class AIO, IO, 1s, 2034	7,445,600	92,579

Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	542,811	562,336

Chase Commercial Mortgage Securities
Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	4,600,000	4,598,229
Ser. 98-1, Class G, 6.56s, 2030	1,171,000	1,038,375
Ser. 98-1, Class H, 6.34s, 2030	1,761,000	1,323,144

Citigroup Ser. 08-C7, Class A2A, 6.034s, 2012	105,000	104,798

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.096s, 2014	190,000	188,594

Citigroup Commercial Mortgage Trust 144A
Ser. 05-C3, Class XC, IO, 0.117s, 2043	115,481,861	1,001,444
Ser. 06-C5, Class XC, IO, 0.073s, 2049	122,794,284	1,328,673

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 6.196s, 2036	132,825	91,417
FRB Ser. 06-AR7, Class 2A2A, 5.661s, 2036	1,075,181	731,123
IFB Ser. 07-6, Class 2A5, IO, 4.189s, 2037	4,545,330	361,545

Citigroup/Deutsche Bank Commercial Mortgage
Trust Ser. 06-CD3, Class A4, 5.658s, 2048	759,000	735,808

Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.377s, 2049	26,658,954	539,427
Ser. 06-CD2, Class X, IO, 0.086s, 2046	76,152,157	305,258
Ser. 07-CD4, Class XC, IO, 0.051s, 2049	89,150,577	686,042

Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	2,013,000	2,044,027
Ser. 98-C2, Class F, 5.44s, 2030	3,255,000	3,131,911

Commercial Mortgage Loan Trust Ser. 08-LS1,
Class A4B, 6.02s, 2017	1,806,000	1,735,918

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (27. 3%)* cont.	amount	Value

Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.57s, 2019	$939,000	$817,013
Ser. 06-CN2A, Class J, 5.57s, 2019	751,000	649,421
FRB Ser. 01-J2A, Class A2F, 2.96s, 2034	1,590,000	1,399,200
Ser. 03-LB1A, Class X1, IO, 0.461s, 2038	8,306,634	319,116
Ser. 05-LP5, Class XC, IO, 0.087s, 2043	70,205,008	555,364
Ser. 06-C8, Class XS, IO, 0.067s, 2046	57,502,573	597,150
Ser. 05-C6, Class XC, IO, 0.059s, 2044	66,810,452	377,092

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	275,791	204,085
Ser. 06-J8, Class A4, 6s, 2037	223,664	154,328
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	125,597	109,093
IFB Ser. 04-2CB, Class 1A5, IO, 5.139s, 2034	96,901	5,394
Ser. 05-24, Class 1AX, IO, 1.222s, 2035	9,539,787	199,739

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.713s, 2035	466,616	335,963
Ser. 05-9, Class 1X, IO, 3.126s, 2035	8,364,501	190,488
Ser. 05-2, Class 2X, IO, 1.16s, 2035	8,344,536	167,869

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	920,574	957,029
IFB Ser. 05-R1, Class 1AS, IO, 3.511s, 2035	6,782,398	481,124
IFB Ser. 05-R2, Class 1AS, IO, 3.155s, 2035	6,551,791	370,032

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 6.004s, 2039	4,505,000	4,456,369
Ser. 06-C5, Class AX, IO, 0.092s, 2039	36,613,267	531,918

Credit Suisse Mortgage Capital
Certificates 144A
Ser. 07-C2, Class AX, IO, 0.114s, 2049	121,851,064	1,043,776
Ser. 06-C4, Class AX, IO, 0.089s, 2039	76,627,419	984,010
Ser. 07-C1, Class AX, IO, 0.07s, 2040	80,591,842	702,519
Ser. 06-C3, Class AX, IO, 0.021s, 2038	102,613,122	10,261

CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 3.261s, 2017	232,000	214,383
FRB Ser. 06-A, Class C, 3.061s, 2017	688,000	646,828

Criimi Mae Commercial Mortgage Trust
144A Ser. 98-C1, Class B, 7s, 2033	2,253,659	2,255,913

Crown Castle Towers, LLC 144A Ser. 05-1A,
Class D, 5.612s, 2035	2,903,000	2,769,839

CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	1,239,000	1,297,089
Ser. 04-C2, Class A2, 5.416s, 2036	5,070,000	4,943,960
FRB Ser. 04-C3, Class A5, 5.113s, 2036	92,000	87,094
Ser. 04-C3, Class A3, 4.302s, 2036	196,000	194,667

CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 3.408s, 2020	259,000	246,050
FRB Ser. 04-TF2A, Class J, 3.408s, 2016	313,000	287,960
FRB Ser. 05-TF2A, Class J, 3.358s, 2020	407,807	379,261
FRB Ser. 04-TF2A, Class H, 3.158s, 2019	627,000	595,650
Ser. 01-CK1, Class AY, IO, 0.782s, 2035	62,914,673	970,754
Ser. 03-C3, Class AX, IO, 0.541s, 2038	51,342,940	1,922,065
Ser. 02-CP3, Class AX, IO, 0.417s, 2035	20,589,566	712,180
Ser. 04-C4, Class AX, IO, 0.247s, 2039	11,532,715	229,144
Ser. 05-C2, Class AX, IO, 0.14s, 2037	75,101,149	1,010,035

DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	2,129,150	2,210,603
Ser. 99-CG2, Class B3, 6.1s, 2032	1,752,000	1,748,699
Ser. 99-CG2, Class B4, 6.1s, 2032	2,785,000	2,715,375
Ser. 98-CF2, Class B3, 6.04s, 2031	814,188	818,699

Fannie Mae
IFB Ser. 06-70, Class SM, 33.904s, 2036	332,668	459,200
IFB Ser. 07-75, Class JS, 32.67s, 2037	2,129,155	2,961,319
IFB Ser. 07-80, Class AS, 29.67s, 2037	885,925	1,147,252
IFB Ser. 07-1, Class NR, 28.795s, 2037	70,866	84,767
IFB Ser. 07-75, Class CS, 28.271s, 2037	1,430,636	1,933,294

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (27. 3%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-62, Class PS, 25.133s, 2036	$1,347,980	$1,734,094
IFB Ser. 07-60, Class SB, 24.833s, 2037	761,639	939,961
IFB Ser. 06-76, Class QB, 24.833s, 2036	1,454,403	1,868,642
IFB Ser. 06-48, Class TQ, 24.833s, 2036	2,675,250	3,388,638
IFB Ser. 06-63, Class SP, 24.533s, 2036	1,593,545	2,012,691
IFB Ser. 07-W7, Class 1A4, 24.413s, 2037	1,444,944	1,741,364
IFB Ser. 07-81, Class SC, 23.033s, 2037	1,242,239	1,480,075
IFB Ser. 07-1, Class NK, 22.213s, 2037	3,576,464	4,384,790
IFB Ser. 06-104, Class GS, 21.857s, 2036	959,629	1,140,159
IFB Ser. 06-104, Class ES, 21.144s, 2036	1,796,846	2,182,361
IFB Ser. 05-37, Class SU, 19.355s, 2035	2,191,070	2,592,832
IFB Ser. 06-49, Class SE, 19.155s, 2036	2,334,392	2,743,298
IFB Ser. 06-60, Class AK, 18.955s, 2036	1,144,440	1,339,160
IFB Ser. 06-60, Class TK, 18.755s, 2036	754,027	878,377
IFB Ser. 06-104, Class CS, 18.624s, 2036	1,959,926	2,204,012
IFB Ser. 07-30, Class FS, 18.428s, 2037	3,607,223	4,032,527
IFB Ser. 07-96, Class AS, 17.844s, 2037	1,763,433	1,915,215
IFB Ser. 05-25, Class PS, 17.331s, 2035	75,558	85,409
IFB Ser. 06-115, Class ES, 16.715s, 2036	1,487,734	1,699,815
IFB Ser. 06-8, Class PK, 16.555s, 2036	2,592,641	2,813,021
IFB Ser. 05-57, Class CD, 15.895s, 2035	1,162,183	1,296,205
IFB Ser. 05-74, Class CP, 15.725s, 2035	1,358,799	1,519,139
IFB Ser. 05-115, Class NQ, 15.708s, 2036	751,490	786,142
IFB Ser. 06-27, Class SP, 15.542s, 2036	2,039,784	2,275,967
IFB Ser. 06-8, Class HP, 15.542s, 2036	2,166,102	2,408,197
IFB Ser. 06-8, Class WK, 15.542s, 2036	3,460,701	3,822,148
IFB Ser. 05-106, Class US, 15.542s, 2035	3,256,009	3,636,055
IFB Ser. 05-99, Class SA, 15.542s, 2035	1,598,229	1,760,429
IFB Ser. 05-45, Class DA, 15.395s, 2035	2,584,726	2,858,393
IFB Ser. 05-74, Class DM, 15.359s, 2035	3,142,023	3,463,724
IFB Ser. 05-45, Class DC, 15.285s, 2035	2,016,058	2,222,084
IFB Ser. 06-60, Class CS, 15.065s, 2036	739,113	769,838
IFB Ser. 05-57, Class DC, 13.776s, 2034	1,933,766	2,088,739
IFB Ser. 05-74, Class SK, 13.362s, 2035	2,504,481	2,706,712
IFB Ser. 05-74, Class CS, 13.252s, 2035	1,549,630	1,667,274
IFB Ser. 05-45, Class PC, 12.866s, 2034	1,021,993	1,090,437
IFB Ser. 05-114, Class SP, 12.812s, 2036	941,920	979,832
IFB Ser. 05-95, Class OP, 12.753s, 2035	979,503	999,941
IFB Ser. 05-95, Class CP, 12.559s, 2035	234,321	250,376
IFB Ser. 05-106, Class JC, 12.492s, 2035	674,634	673,506
IFB Ser. 05-83, Class QP, 10.995s, 2034	556,208	553,110
IFB Ser. 05-72, Class SB, 10.722s, 2035	1,574,082	1,584,105
Ser. 03-W6, Class PT1, 9.992s, 2042	198,560	224,033
Ser. 02-T12, Class A4, 9 1/2s, 2042	179,086	193,688
Ser. 02-T4, Class A4, 9 1/2s, 2041	973,504	1,079,402
Ser. 02-T6, Class A3, 9 1/2s, 2041	355,239	392,383
Ser. 04-T3, Class PT1, 8.931s, 2044	521,229	577,736
Ser. 02-26, Class A2, 7 1/2s, 2048	1,605,678	1,714,710
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	47,965	51,468
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	756,321	811,534
Ser. 03-W1, Class 2A, 7 1/2s, 2042	1,444,607	1,542,508
Ser. 02-T19, Class A3, 7 1/2s, 2042	1,078,408	1,153,419
Ser. 02-T12, Class A3, 7 1/2s, 2042	293,479	312,418
Ser. 02-14, Class A2, 7 1/2s, 2042	567,550	604,168
Ser. 01-T10, Class A2, 7 1/2s, 2041	1,841,955	1,957,694
Ser. 02-T4, Class A3, 7 1/2s, 2041	309,281	328,672
Ser. 01-T12, Class A2, 7 1/2s, 2041	1,584,166	1,682,612
Ser. 01-T3, Class A1, 7 1/2s, 2040	275,472	292,357
Ser. 01-T1, Class A1, 7 1/2s, 2040	589,702	630,981
Ser. 99-T2, Class A1, 7 1/2s, 2039	163,506	176,843
Ser. 386, Class 26, IO, 7 1/2s, 2038	88,659	17,797
Ser. 383, Class 88, IO, 7 1/2s, 2037	93,005	19,654
Ser. 383, Class 89, IO, 7 1/2s, 2037	72,438	15,409
Ser. 383, Class 87, IO, 7 1/2s, 2037	115,922	25,372
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	686,772	732,614
Ser. 02-T1, Class A3, 7 1/2s, 2031	485,944	518,028

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (27. 3%)* cont.	amount	Value

Fannie Mae
Ser. 00-T6, Class A1, 7 1/2s, 2030	$1,421,893	$1,512,249
Ser. 01-T5, Class A3, 7 1/2s, 2030	162,732	173,171
Ser. 01-T4, Class A1, 7 1/2s, 2028	3,397,849	3,651,287
Ser. 02-26, Class A1, 7s, 2048	1,086,537	1,146,612
Ser. 04-T3, Class 1A3, 7s, 2044	494,269	523,609
Ser. 03-W3, Class 1A2, 7s, 2042	494,360	522,436
Ser. 02-T16, Class A2, 7s, 2042	1,014,127	1,073,060
Ser. 02-14, Class A1, 7s, 2042	89,758	94,546
Ser. 02-T4, Class A2, 7s, 2041	585,355	615,907
Ser. 01-W3, Class A, 7s, 2041	344,553	363,962
Ser. 386, Class 24, IO, 7s, 2038	89,420	20,162
Ser. 386, Class 25, IO, 7s, 2038	88,635	20,123
Ser. 386, Class 22, IO, 7s, 2038	101,744	23,751
Ser. 386, Class 21, IO, 7s, 2037	115,788	26,996
Ser. 386, Class 23, IO, 7s, 2037	112,261	25,487
Ser. 383, Class 84, IO, 7s, 2037	104,993	25,549
Ser. 383, Class 85, IO, 7s, 2037	86,503	20,778
Ser. 383, Class 79, IO, 7s, 2037	108,013	26,276
Ser. 383, Class 80, IO, 7s, 2037	233,614	57,890
Ser. 383, Class 81, IO, 7s, 2037	129,268	31,239
Ser. 383, Class 82, IO, 7s, 2037	128,320	30,020
Ser. 383, Class 83, IO, 7s, 2037	107,192	25,832
Ser. 04-W1, Class 2A2, 7s, 2033	5,095,610	5,395,999
Ser. 386, Class 20, IO, 6 1/2s, 2038	111,991	25,848
Ser. 386, Class 14, IO, 6 1/2s, 2038	1,339,526	325,599
Ser. 386, Class 12, IO, 6 1/2s, 2038	688,017	165,080
Ser. 386, Class 19, IO, 6 1/2s, 2038	109,203	25,069
Ser. 386, Class 17, IO, 6 1/2s, 2037	167,065	40,139
Ser. 386, Class 16, IO, 6 1/2s, 2037	114,845	26,810
Ser. 383, Class 60, IO, 6 1/2s, 2037	531,342	138,865
Ser. 383, Class 62, IO, 6 1/2s, 2037	147,150	37,830
Ser. 383, Class 69, IO, 6 1/2s, 2037	90,146	23,243
Ser. 383, Class 63, IO, 6 1/2s, 2037	114,840	29,031
Ser. 383, Class 64, IO, 6 1/2s, 2037	213,190	55,148
Ser. 383, Class 67, IO, 6 1/2s, 2037	112,776	29,006
Ser. 383, Class 58, IO, 6 1/2s, 2037	247,581	63,375
Ser. 383, Class 59, IO, 6 1/2s, 2037	155,899	39,312
Ser. 383, Class 61, IO, 6 1/2s, 2037	124,014	31,502
Ser. 383, Class 65, IO, 6 1/2s, 2037	146,904	38,234
Ser. 383, Class 66, IO, 6 1/2s, 2037	149,223	38,744
Ser. 383, Class 72, IO, 6 1/2s, 2037	674,849	170,932
Ser. 383, Class 77, IO, 6 1/2s, 2037	89,815	22,639
Ser. 383, Class 78, IO, 6 1/2s, 2037	91,089	22,932
Ser. 381, Class 14, IO, 6 1/2s, 2037	1,918,192	450,111
Ser. 381, Class 16, IO, 6 1/2s, 2037	376,480	97,562
Ser. 381, Class 15, IO, 6 1/2s, 2037	813,492	192,219
Ser. 383, Class 73, IO, 6 1/2s, 2037	202,819	50,965
Ser. 383, Class 76, IO, 6 1/2s, 2037	121,912	30,972
Ser. 383, Class 70, IO, 6 1/2s, 2037	313,937	78,940
Ser. 383, Class 74, IO, 6 1/2s, 2037	167,069	41,902
Ser. 383, Class 71, IO, 6 1/2s, 2036	132,863	33,197
Ser. 383, Class 75, IO, 6 1/2s, 2036	106,635	26,977
Ser. 371, Class 2, IO, 6 1/2s, 2036	3,480,344	1,004,698
Ser. 389, Class 6, IO, 6s, 2038	103,387	27,206
Ser. 386, Class 10, IO, 6s, 2038	94,018	22,893
Ser. 386, Class 8, IO, 6s, 2038	1,138,846	269,790
Ser. 383, Class 40, IO, 6s, 2038	1,121,383	276,328
Ser. 383, Class 41, IO, 6s, 2038	984,813	242,515
Ser. 383, Class 42, IO, 6s, 2038	735,275	181,646
Ser. 383, Class 43, IO, 6s, 2038	585,934	145,036
Ser. 383, Class 44, IO, 6s, 2038	534,943	132,155
Ser. 383, Class 45, IO, 6s, 2038	411,966	102,636
Ser. 383, Class 46, IO, 6s, 2038	358,009	89,193
Ser. 383, Class 47, IO, 6s, 2038	317,349	79,063
Ser. 383, Class 48, IO, 6s, 2038	284,097	70,917
Ser. 383, Class 52, IO, 6s, 2038	115,419	28,811

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (27. 3%)* cont.	amount	Value

Fannie Mae
Ser. 386, Class 9, IO, 6s, 2038	$512,952	$124,878
Ser. 383, Class 28, IO, 6s, 2038	1,176,573	298,218
Ser. 383, Class 29, IO, 6s, 2038	1,495,091	379,418
Ser. 383, Class 30, IO, 6s, 2038	799,523	203,279
Ser. 383, Class 31, IO, 6s, 2038	716,134	182,078
Ser. 383, Class 32, IO, 6s, 2038	486,697	124,125
Ser. 383, Class 33, IO, 6s, 2038	416,107	105,929
Ser. 383, Class 37, IO, 6s, 2038	162,033	41,451
Ser. 386, Class 7, IO, 6s, 2038	626,764	161,696
Ser. 383, Class 34, IO, 6s, 2037	168,408	42,556
Ser. 383, Class 35, IO, 6s, 2037	139,101	35,107
Ser. 383, Class 36, IO, 6s, 2037	109,850	27,742
Ser. 383, Class 38, IO, 6s, 2037	88,809	22,482
Ser. 383, Class 50, IO, 6s, 2037	194,191	47,700
Ser. 386, Class 6, IO, 6s, 2037	300,847	74,913
Ser. 383, Class 49, IO, 6s, 2037	146,364	36,043
Ser. 383, Class 51, IO, 6s, 2037	150,883	37,062
Ser. 383, Class 57, IO, 6s, 2037	92,121	22,758
Ser. 372, Class 2, IO, 6s, 2036	939,288	261,828
Ser. 383, Class 98, IO, 6s, 2022	162,307	27,607
Ser. 383, Class 99, IO, 6s, 2022	78,377	12,972
Ser. 383, Class 18, IO, 5 1/2s, 2038	562,374	137,846
Ser. 383, Class 19, IO, 5 1/2s, 2038	513,529	125,873
Ser. 383, Class 25, IO, 5 1/2s, 2038	89,295	21,260
Ser. 386, Class 3, IO, 5 1/2s, 2037	311,281	75,787
Ser. 386, Class 4, IO, 5 1/2s, 2037	127,037	31,300
Ser. 386, Class 5, IO, 5 1/2s, 2037	94,398	23,546
Ser. 383, Class 14, IO, 5 1/2s, 2037	201,690	49,864
Ser. 383, Class 15, IO, 5 1/2s, 2037	91,156	22,156
Ser. 383, Class 3, IO, 5 1/2s, 2037	980,820	244,524
Ser. 383, Class 4, IO, 5 1/2s, 2037	877,052	218,654
Ser. 383, Class 5, IO, 5 1/2s, 2037	498,598	124,303
Ser. 383, Class 6, IO, 5 1/2s, 2037	447,473	111,682
Ser. 383, Class 7, IO, 5 1/2s, 2037	441,157	109,897
Ser. 383, Class 10, IO, 5 1/2s, 2037	162,824	41,143
Ser. 383, Class 11, IO, 5 1/2s, 2037	113,396	28,435
Ser. 383, Class 12, IO, 5 1/2s, 2037	103,057	25,892
Ser. 383, Class 13, IO, 5 1/2s, 2037	104,032	26,137
Ser. 383, Class 8, IO, 5 1/2s, 2037	179,025	45,911
Ser. 383, Class 9, IO, 5 1/2s, 2037	170,460	39,025
Ser. 383, Class 20, IO, 5 1/2s, 2037	317,223	79,024
Ser. 383, Class 21, IO, 5 1/2s, 2037	300,499	74,858
Ser. 383, Class 22, IO, 5 1/2s, 2037	203,425	50,578
Ser. 383, Class 23, IO, 5 1/2s, 2037	183,782	45,695
Ser. 383, Class 24, IO, 5 1/2s, 2037	128,776	31,154
Ser. 383, Class 26, IO, 5 1/2s, 2037	94,830	23,669
Ser. 379, Class 2, IO, 5 1/2s, 2037	228,461	63,857
Ser. 363, Class 2, IO, 5 1/2s, 2035	2,869,515	793,386
Ser. 383, Class 95, IO, 5 1/2s, 2022	255,368	44,251
Ser. 383, Class 97, IO, 5 1/2s, 2022	107,572	18,053
Ser. 383, Class 94, IO, 5 1/2s, 2022	128,609	22,011
Ser. 383, Class 96, IO, 5 1/2s, 2022	139,707	22,888
IFB Ser. 07-W6, Class 6A2, IO, 5.339s, 2037	1,866,621	205,402
IFB Ser. 06-90, Class SE, IO, 5.339s, 2036	1,940,098	252,134
IFB Ser. 04-51, Class XP, IO, 5.239s, 2034	123,935	15,535
IFB Ser. 03-66, Class SA, IO, 5.189s, 2033	2,666,196	312,966
IFB Ser. 04-17, Class ST, IO, 5.139s, 2034	138,763	16,885
Ser. 383, Class 2, IO, 5s, 2037	95,719	24,374
Ser. 383, Class 92, IO, 5s, 2022	111,166	18,305
IFB Ser. 07-W6, Class 5A2, IO, 4.829s, 2037	2,718,990	295,536
IFB Ser. 07-W4, Class 4A2, IO, 4.819s, 2037	12,303,092	1,268,123
IFB Ser. 07-W2, Class 3A2, IO, 4.819s, 2037	3,618,856	371,541
IFB Ser. 06-115, Class BI, IO, 4.799s, 2036	3,272,723	252,804
IFB Ser. 05-113, Class AI, IO, 4.769s, 2036	620,014	54,551
IFB Ser. 05-113, Class DI, IO, 4.769s, 2036	19,495,789	1,939,647
IFB Ser. 05-52, Class DC, IO, 4.739s, 2035	1,719,116	189,868

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (27. 3%)* cont.	amount	Value

Fannie Mae
IFB Ser. 07-60, Class AX, IO, 4.689s, 2037	$7,546,430	$797,127
IFB Ser. 06-60, Class SI, IO, 4.689s, 2036	3,518,791	384,832
IFB Ser. 06-60, Class UI, IO, 4.689s, 2036	1,413,136	138,715
IFB Ser. 04-24, Class CS, IO, 4.689s, 2034	3,760,160	418,735
IFB Ser. 04-12, Class WS, IO, 4.689s, 2033	105,033	10,815
IFB Ser. 07-W7, Class 3A2, IO, 4.669s, 2037	4,592,844	450,360
IFB Ser. 03-122, Class SA, IO, 4.639s, 2028	4,706,596	321,380
IFB Ser. 03-122, Class SJ, IO, 4.639s, 2028	4,887,460	339,996
IFB Ser. 06-60, Class DI, IO, 4.609s, 2035	1,755,706	158,370
IFB Ser. 04-60, Class SW, IO, 4.589s, 2034	6,932,239	732,553
IFB Ser. 05-65, Class KI, IO, 4.539s, 2035	13,023,002	1,151,697
IFB Ser. 08-10, Class LI, IO, 4.519s, 2038	367,243	38,398
IFB Ser. 08-01, Class GI, IO, 4.499s, 2037	13,910,114	1,535,966
IFB Ser. 05-42, Class SA, IO, 4.339s, 2035	205,922	17,060
IFB Ser. 07-32, Class JS, IO, 4.329s, 2037	613,897	63,418
IFB Ser. 07-39, Class LI, IO, 4.309s, 2037	198,058	18,810
IFB Ser. 07-23, Class SI, IO, 4.309s, 2037	2,926,699	203,621
IFB Ser. 07-54, Class CI, IO, 4.299s, 2037	2,291,270	223,867
IFB Ser. 07-39, Class PI, IO, 4.299s, 2037	2,213,797	152,555
IFB Ser. 07-30, Class WI, IO, 4.299s, 2037	18,798,883	1,584,807
IFB Ser. 07-28, Class SE, IO, 4.289s, 2037	2,419,647	234,394
IFB Ser. 06-128, Class SH, IO, 4.289s, 2037	2,705,764	231,797
IFB Ser. 06-56, Class SM, IO, 4.289s, 2036	6,734,249	564,562
IFB Ser. 05-73, Class SI, IO, 4.289s, 2035	1,536,364	124,356
IFB Ser. 05-12, Class SC, IO, 4.289s, 2035	2,248,351	183,182
IFB Ser. 05-17, Class ES, IO, 4.289s, 2035	3,028,754	251,182
IFB Ser. 05-17, Class SY, IO, 4.289s, 2035	1,394,341	115,656
IFB Ser. 05-45, Class PL, IO, 4.289s, 2034	207,941	19,625
IFB Ser. 07-W5, Class 2A2, IO, 4.279s, 2037	1,166,288	95,636
IFB Ser. 07-30, Class IE, IO, 4.279s, 2037	6,623,662	734,563
IFB Ser. 06-123, Class CI, IO, 4.279s, 2037	5,437,976	516,376
IFB Ser. 06-123, Class UI, IO, 4.279s, 2037	2,419,329	225,439
IFB Ser. 05-82, Class SY, IO, 4.269s, 2035	5,959,863	483,498
IFB Ser. 05-45, Class EW, IO, 4.259s, 2035	2,693,701	219,060
IFB Ser. 05-45, Class SR, IO, 4.259s, 2035	8,197,500	665,961
IFB Ser. 07-15, Class BI, IO, 4.239s, 2037	3,939,607	360,435
IFB Ser. 06-126, Class CS, IO, 4.239s, 2037	1,524,795	139,337
IFB Ser. 06-16, Class SM, IO, 4.239s, 2036	2,080,395	186,578
IFB Ser. 05-95, Class CI, IO, 4.239s, 2035	3,545,618	347,463
IFB Ser. 05-84, Class SG, IO, 4.239s, 2035	5,800,577	550,641
IFB Ser. 05-57, Class NI, IO, 4.239s, 2035	1,235,964	101,411
IFB Ser. 05-54, Class SA, IO, 4.239s, 2035	5,805,351	491,644
IFB Ser. 05-23, Class SG, IO, 4.239s, 2035	4,540,319	420,374
IFB Ser. 05-29, Class SX, IO, 4.239s, 2035	74,561	6,742
IFB Ser. 05-17, Class SA, IO, 4.239s, 2035	3,961,261	389,515
IFB Ser. 05-17, Class SE, IO, 4.239s, 2035	4,297,389	383,915
IFB Ser. 05-57, Class DI, IO, 4.239s, 2035	9,216,631	769,456
IFB Ser. 05-7, Class SC, IO, 4.239s, 2035	242,751	20,316
IFB Ser. 05-83, Class QI, IO, 4.229s, 2035	965,376	100,107
IFB Ser. 06-128, Class GS, IO, 4.219s, 2037	2,571,513	243,451
Ser. 06-116, Class ES, IO, 4.189s, 2036	1,651,357	139,000
IFB Ser. 06-114, Class IS, IO, 4.189s, 2036	2,771,819	248,782
IFB Ser. 06-116, Class LS, IO, 4.189s, 2036	210,076	19,630
IFB Ser. 06-115, Class GI, IO, 4.179s, 2036	2,593,349	240,614
IFB Ser. 06-115, Class IE, IO, 4.179s, 2036	2,132,190	176,638
IFB Ser. 06-117, Class SA, IO, 4.179s, 2036	3,158,894	274,900
IFB Ser. 06-121, Class SD, IO, 4.179s, 2036	5,214,573	456,964
IFB Ser. 06-109, Class SG, IO, 4.169s, 2036	3,719,154	329,283
IFB Ser. 06-104, Class IM, IO, 4.159s, 2036	811,245	75,148
IFB Ser. 06-104, Class SY, IO, 4.159s, 2036	1,731,328	142,234
IFB Ser. 06-109, Class SH, IO, 4.159s, 2036	2,799,437	266,418
IFB Ser. 06-111, Class SA, IO, 4.159s, 2036	744,290	69,358
Ser. 06-104, Class SG, IO, 4.139s, 2036	3,349,441	258,048
IFB Ser. 07-W6, Class 4A2, IO, 4.139s, 2037	11,051,327	1,020,037
IFB Ser. 06-128, Class SC, IO, 4.139s, 2037	8,844,156	773,358
IFB Ser. 06-43, Class SI, IO, 4.139s, 2036	4,183,619	370,116

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (27. 3%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-44, Class IS, IO, 4.139s, 2036	$3,857,426	$326,826
IFB Ser. 06-8, Class JH, IO, 4.139s, 2036	9,659,885	905,637
IFB Ser. 05-122, Class SG, IO, 4.139s, 2035	2,104,546	184,751
IFB Ser. 05-57, Class MS, IO, 4.139s, 2035	178,318	14,043
IFB Ser. 05-95, Class OI, IO, 4.129s, 2035	540,841	65,506
IFB Ser. 06-92, Class JI, IO, 4.119s, 2036	1,935,928	177,539
IFB Ser. 06-92, Class LI, IO, 4.119s, 2036	3,115,576	274,085
IFB Ser. 06-96, Class ES, IO, 4.119s, 2036	3,399,085	296,307
IFB Ser. 06-99, Class AS, IO, 4.119s, 2036	2,235,085	198,581
IFB Ser. 06-85, Class TS, IO, 4.099s, 2036	4,819,728	392,246
IFB Ser. 06-61, Class SE, IO, 4.089s, 2036	4,511,325	341,050
IFB Ser. 07-75, Class PI, IO, 4.079s, 2037	3,611,128	294,531
IFB Ser. 07-76, Class SA, IO, 4.079s, 2037	3,490,188	328,582
IFB Ser. 07-W7, Class 2A2, IO, 4.069s, 2037	8,760,559	782,635
IFB Ser. 07-88, Class MI, IO, 4.059s, 2037	1,136,882	83,628
Ser. 06-94, Class NI, IO, 4.039s, 2036	1,646,122	123,446
IFB Ser. 07-116, Class IA, IO, 4.039s, 2037	12,827,109	1,101,849
IFB Ser. 07-103, Class AI, IO, 4.039s, 2037	14,967,883	1,267,288
IFB Ser. 07-1, Class NI, IO, 4.039s, 2037	8,316,018	646,338
IFB Ser. 07-15, Class NI, IO, 4.039s, 2022	4,118,365	317,712
IFB Ser. 08-3, Class SC, IO, 3.989s, 2038	1,887,733	155,517
IFB Ser. 07-109, Class XI, IO, 3.989s, 2037	2,236,235	193,773
IFB Ser. 07-109, Class YI, IO, 3.989s, 2037	3,370,176	256,180
IFB Ser. 07-W8, Class 2A2, IO, 3.989s, 2037	6,003,523	509,983
IFB Ser. 07-88, Class JI, IO, 3.989s, 2037	4,483,167	374,952
IFB Ser. 06-79, Class SH, IO, 3.989s, 2036	213,081	18,799
IFB Ser. 07-54, Class KI, IO, 3.979s, 2037	1,700,396	98,823
IFB Ser. 07-30, Class JS, IO, 3.979s, 2037	5,601,328	467,355
IFB Ser. 07-30, Class LI, IO, 3.979s, 2037	8,526,163	733,851
IFB Ser. 07-W2, Class 1A2, IO, 3.969s, 2037	2,534,015	227,693
IFB Ser. 07-106, Class SN, IO, 3.949s, 2037	3,590,973	280,796
IFB Ser. 07-54, Class IA, IO, 3.949s, 2037	2,989,464	254,053
IFB Ser. 07-54, Class IB, IO, 3.949s, 2037	2,989,464	254,053
IFB Ser. 07-54, Class IC, IO, 3.949s, 2037	2,989,464	254,053
IFB Ser. 07-54, Class ID, IO, 3.949s, 2037	2,989,464	254,053
IFB Ser. 07-54, Class IE, IO, 3.949s, 2037	2,989,464	254,053
IFB Ser. 07-54, Class IF, IO, 3.949s, 2037	4,448,062	376,236
IFB Ser. 07-54, Class NI, IO, 3.949s, 2037	2,681,843	234,546
IFB Ser. 07-54, Class UI, IO, 3.949s, 2037	3,611,256	342,348
IFB Ser. 07-109, Class AI, IO, 3.939s, 2037	11,668,210	1,011,559
IFB Ser. 07-91, Class AS, IO, 3.939s, 2037	2,366,362	187,144
IFB Ser. 07-91, Class HS, IO, 3.939s, 2037	2,532,403	197,844
IFB Ser. 07-15, Class CI, IO, 3.919s, 2037	10,117,105	848,716
IFB Ser. 06-123, Class BI, IO, 3.919s, 2037	12,342,978	1,016,257
IFB Ser. 06-115, Class JI, IO, 3.919s, 2036	7,335,504	615,910
IFB Ser. 07-109, Class PI, IO, 3.889s, 2037	3,676,175	300,543
IFB Ser. 06-123, Class LI, IO, 3.859s, 2037	4,890,089	393,518
IFB Ser. 08-1, Class NI, IO, 3.789s, 2037	6,069,748	446,976
IFB Ser. 07-116, Class BI, IO, 3.789s, 2037	11,884,062	872,614
IFB Ser. 08-01, Class AI, IO, 3.789s, 2037	16,887,603	1,399,601
IFB Ser. 08-10, Class GI, IO, 3.769s, 2038	4,411,078	282,780
IFB Ser. 08-13, Class SA, IO, 3.759s, 2038	411,133	30,589
IFB Ser. 08-1, Class HI, IO, 3.739s, 2037	7,882,076	634,726
IFB Ser. 07-39, Class AI, IO, 3.659s, 2037	5,156,116	374,264
IFB Ser. 07-32, Class SD, IO, 3.649s, 2037	3,523,233	263,830
IFB Ser. 07-30, Class UI, IO, 3.639s, 2037	2,910,579	218,964
IFB Ser. 07-32, Class SC, IO, 3.639s, 2037	4,677,842	355,207
IFB Ser. 07-1, Class CI, IO, 3.639s, 2037	3,400,232	251,427
IFB Ser. 05-74, Class SE, IO, 3.639s, 2035	11,985,061	737,315
IFB Ser. 05-82, Class SI, IO, 3.639s, 2035	11,398,911	723,419
IFB Ser. 05-92, Class US, IO, 3.639s, 2025	541,181	35,542
IFB Ser. 05-14, Class SE, IO, 3.589s, 2035	2,287,898	152,404
IFB Ser. 05-58, Class IK, IO, 3.539s, 2035	4,317,620	385,684
IFB Ser. 08-1, Class BI, IO, 3.449s, 2038	9,178,353	561,698
IFB Ser. 07-75, Class ID, IO, 3.409s, 2037	2,891,000	208,071
Ser. 03-W12, Class 2, IO, 2.219s, 2043	6,936,248	453,958

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (27. 3%)* cont.	amount	Value

Fannie Mae
Ser. 03-W10, Class 3, IO, 1.939s, 2043	$5,391,870	$311,670
Ser. 03-W10, Class 1, IO, 1.918s, 2043	21,399,177	1,198,465
Ser. 03-W8, Class 12, IO, 1.636s, 2042	22,238,578	1,207,326
FRB Ser. 03-W17, Class 12, IO, 1.148s, 2033	6,824,323	240,182
Ser. 03-T2, Class 2, IO, 0.811s, 2042	31,719,476	887,536
Ser. 03-W3, Class 2IO1, IO, 0.682s, 2042	2,883,362	62,812
Ser. 03-W6, Class 51, IO, 0.675s, 2042	9,024,398	182,857
Ser. 06-W3, Class 1AS, IO, 0.662s, 2046	11,954,038	759,791
Ser. 01-T12, Class IO, 0.565s, 2041	18,520,953	308,350
Ser. 03-W2, Class 1, IO, 0.467s, 2042	16,768,060	239,277
Ser. 02-T4, IO, 0.45s, 2041	6,702,881	82,956
Ser. 03-W3, Class 1, IO, 0.439s, 2042	22,577,193	237,011
Ser. 02-T1, Class IO, IO, 0.422s, 2031	18,163,902	224,450
Ser. 03-W6, Class 3, IO, 0.367s, 2042	12,615,777	142,832
Ser. 03-W4, Class 3A, IO, 0.352s, 2042	12,065,179	139,575
Ser. 03-W6, Class 23, IO, 0.352s, 2042	13,194,062	162,516
Ser. 01-79, Class BI, IO, 0.335s, 2045	3,439,823	32,242
Ser. 08-33, Principal Only (PO), zero %, 2038	827,260	562,296
Ser. 08-9, PO, zero %, 2038	598,537	432,160
Ser. 07-112, Class EO, PO, zero %, 2037	305,841	215,389
Ser. 07-89, Class PO, PO, zero %, 2037	504,472	357,523
Ser. 07-64, Class LO, PO, zero %, 2037	1,445,696	1,038,755
Ser. 07-47, Class B0, PO, zero %, 2037	146,109	106,844
Ser. 07-14, Class KO, PO, zero %, 2037	342,932	245,896
Ser. 06-125, Class MO, PO, zero %, 2037	525,861	383,046
Ser. 06-125, Class OX, PO, zero %, 2037	136,787	92,462
Ser. 06-116, Class OD, PO, zero %, 2036	82,361	57,777
Ser. 06-117, Class OA, PO, zero %, 2036	360,127	275,375
Ser. 06-81, Class OP, PO, zero %, 2036	332,473	237,990
Ser. 06-84, Class OT, PO, zero %, 2036	73,446	54,876
Ser. 06-56, Class XF, zero %, 2036	219,555	193,104
Ser. 06-46, Class OC, PO, zero %, 2036	127,499	92,371
Ser. 06-16, Class OG, PO, zero %, 2036	188,422	131,046
Ser. 04-38, Class AO, PO, zero %, 2034	3,815,369	2,723,024
Ser. 04-61, Class CO, PO, zero %, 2031	2,786,566	2,277,347
Ser. 07-15, Class IM, IO, zero %, 2009	3,290,487	2,095
Ser. 07-16, Class TS, IO, zero %, 2009	13,375,844	46,906
FRB Ser. 07-76, Class SF, zero %, 2037	176,244	163,015
FRB Ser. 06-115, Class SN, zero %, 2036	1,140,806	1,089,634
FRB Ser. 06-104, Class EK, zero %, 2036	265,284	246,799
FRB Ser. 05-117, Class GF, zero %, 2036	210,394	159,181
FRB Ser. 05-65, Class ER, zero %, 2035	2,477,350	2,116,849
FRB Ser. 05-57, Class UL, zero %, 2035	2,213,874	1,956,247
FRB Ser. 05-36, Class QA, zero %, 2035	471,620	390,614
FRB Ser. 05-65, Class CU, zero %, 2034	308,628	365,819
FRB Ser. 05-81, Class DF, zero %, 2033	244,794	223,419
FRB Ser. 06-1, Class HF, zero %, 2032	189,091	172,979
IFB Ser. 06-75, Class FY, zero %, 2036	454,953	455,125

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	182,566	196,661
Ser. T-58, Class 4A, 7 1/2s, 2043	469,797	502,909
Ser. T-51, Class 2A, 7 1/2s, 2042	488,218	520,386
Ser. T-42, Class A5, 7 1/2s, 2042	776,286	826,372
Ser. T-60, Class 1A2, 7s, 2044	3,398,088	3,597,766
Ser. T-41, Class 2A, 7s, 2032	77,767	81,873
IFB Ser. T-56, Class 2ASI, IO, 5.639s, 2043	1,762,869	205,484
Ser. T-56, Class A, IO, 0.524s, 2043	7,902,048	131,892
Ser. T-56, Class 3, IO, 0.366s, 2043	9,489,472	124,165
Ser. T-56, Class 1, IO, 0.285s, 2043	12,175,437	105,228
Ser. T-56, Class 2, IO, 0.028s, 2043	11,149,321	33,989

FFCA Secured Lending Corp. 144A Ser. 00-1,
Class A2, 7.77s, 2027	4,059,581	4,068,591

First Horizon Alternative Mortgage Securities
FRB Ser. 05-AA10, Class 2A1, 5.74s, 2035	1,787,378	1,286,912

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (27. 3%)* cont.	amount	Value

First Union National Bank-Bank of America
Commercial Mortgage 144A Ser. 01-C1,
Class 3, IO, 1.679s, 2033	$29,847,970	$941,493

First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	2,726,000	2,881,622
Ser. 97-C2, Class G, 7 1/2s, 2029	832,000	710,431

First Union-Lehman Brothers-Bank of America
144A Ser. 98-C2, Class G, 7s, 2035	3,410,000	3,262,824

Freddie Mac
IFB Ser. 3360, Class SB, 28.98s, 2037	830,068	1,105,624
IFB Ser. 3339, Class WS, 28.157s, 2037	1,352,284	1,820,003
IFB Ser. 3339, Class JS, 26.861s, 2037	1,178,866	1,505,681
IFB Ser. 3202, Class PS, 24.495s, 2036	896,968	1,126,122
IFB Ser. 3349, Class SA, 24.255s, 2037	4,726,826	5,843,443
IFB Ser. 3331, Class SE, 24.255s, 2037	1,151,367	1,394,265
IFB Ser. 3153, Class SX, 20.963s, 2036	789,410	951,044
IFB Ser. 3202, Class HM, 20.962s, 2036	601,784	726,288
IFB Ser. 3153, Class JS, 20.813s, 2036	78,267	89,069
IFB Ser. 3182, Class PS, 18.77s, 2032	1,989,851	2,381,360
IFB Ser. 3081, Class DC, 18.101s, 2035	1,293,361	1,453,084
IFB Ser. 3114, Class GK, 16.57s, 2036	864,745	953,115
IFB Ser. 3360, Class SC, 16.546s, 2037	1,928,053	2,020,808
IFB Ser. 3408, Class EK, 15.904s, 2037	3,911,260	4,125,297
IFB Ser. 2976, Class KL, 15.372s, 2035	2,420,787	2,639,340
IFB Ser. 2990, Class DP, 15.263s, 2034	2,049,467	2,234,007
IFB Ser. 2979, Class AS, 15.262s, 2034	580,607	618,079
IFB Ser. 3153, Class UT, 15.006s, 2036	481,905	506,499
IFB Ser. 3149, Class SU, 12.904s, 2036	1,021,545	1,041,659
IFB Ser. 3065, Class DC, 12.488s, 2035	2,121,057	2,147,770
IFB Ser. 3012, Class FS, 10.731s, 2035	75,814	75,729
IFB Ser. 2990, Class WP, 10.688s, 2035	1,429,595	1,455,579
IFB Ser. 2990, Class LB, 10.665s, 2034	2,533,534	2,496,342
IFB Ser. 246, Class S54, IO, 6.143s, 2037	293,264	39,957
IFB Ser. 2927, Class SI, IO, 6.043s, 2035	3,340,007	435,558
IFB Ser. 2828, Class GI, IO, 5.043s, 2034	3,929,325	447,121
IFB Ser. 3184, Class SP, IO, 4.893s, 2033	3,606,302	340,803
IFB Ser. 2869, Class SH, IO, 4.843s, 2034	1,807,811	147,809
IFB Ser. 2869, Class JS, IO, 4.793s, 2034	8,619,329	703,686
IFB Ser. 239, IO, 4.743s, 2036	404,487	39,185
IFB Ser. 2882, Class LS, IO, 4.743s, 2034	1,740,976	184,119
IFB Ser. 3203, Class SH, IO, 4.683s, 2036	2,038,125	227,895
IFB Ser. 2815, Class PT, IO, 4.593s, 2032	3,927,971	326,685
IFB Ser. 2828, Class TI, IO, 4.593s, 2030	1,809,866	150,341
IFB Ser. 3397, Class GS, IO, 4.543s, 2037	2,219,745	190,794
IFB Ser. 3297, Class BI, IO, 4.303s, 2037	8,911,796	854,403
IFB Ser. 3287, Class SD, IO, 4.293s, 2037	3,460,918	316,432
IFB Ser. 3281, Class BI, IO, 4.293s, 2037	1,720,809	156,186
IFB Ser. 3281, Class CI, IO, 4.293s, 2037	1,380,735	125,916
IFB Ser. 3249, Class SI, IO, 4.293s, 2036	1,546,651	149,886
IFB Ser. 3028, Class ES, IO, 4.293s, 2035	10,085,586	918,593
IFB Ser. 2990, Class TS, IO, 4.293s, 2035	214,170	16,244
IFB Ser. 2922, Class SE, IO, 4.293s, 2035	4,665,503	358,393
IFB Ser. 3045, Class DI, IO, 4.273s, 2035	16,047,795	1,318,894
IFB Ser. 3236, Class ES, IO, 4.243s, 2036	3,225,624	241,517
IFB Ser. 3136, Class NS, IO, 4.243s, 2036	5,342,598	430,622
IFB Ser. 3118, Class SD, IO, 4.243s, 2036	7,493,921	548,871
IFB Ser. 3107, Class DC, IO, 4.243s, 2035	9,886,956	928,185
IFB Ser. 2927, Class ES, IO, 4.243s, 2035	2,614,564	190,216
IFB Ser. 2950, Class SM, IO, 4.243s, 2016	5,106,238	430,109
IFB Ser. 3256, Class S, IO, 4.233s, 2036	3,916,193	372,931
IFB Ser. 3031, Class BI, IO, 4.232s, 2035	1,926,639	196,140
IFB Ser. 3370, Class TS, IO, 4.213s, 2037	223,286	18,194
IFB Ser. 3244, Class SB, IO, 4.203s, 2036	2,464,077	223,230
IFB Ser. 3244, Class SG, IO, 4.203s, 2036	2,871,090	264,660
IFB Ser. 3236, Class IS, IO, 4.193s, 2036	4,470,780	395,759

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (27. 3%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3033, Class SG, IO, 4.193s, 2035	$89,761	$8,060
IFB Ser. 2962, Class BS, IO, 4.193s, 2035	11,039,527	929,839
IFB Ser. 3114, Class TS, IO, 4.193s, 2030	12,158,113	884,699
IFB Ser. 3128, Class JI, IO, 4.173s, 2036	5,863,464	544,167
IFB Ser. 2990, Class LI, IO, 4.173s, 2034	3,788,835	363,883
IFB Ser. 3240, Class S, IO, 4.163s, 2036	8,519,937	769,085
IFB Ser. 3229, Class BI, IO, 4.163s, 2036	661,434	47,096
IFB Ser. 3153, Class JI, IO, 4.163s, 2036	4,166,622	332,591
IFB Ser. 3065, Class DI, IO, 4.163s, 2035	1,465,853	145,153
IFB Ser. 3145, Class GI, IO, 4.143s, 2036	4,819,735	463,184
IFB Ser. 3114, Class GI, IO, 4.143s, 2036	2,067,715	214,255
IFB Ser. 3339, Class JI, IO, 4.133s, 2037	8,936,564	712,242
IFB Ser. 3218, Class AS, IO, 4.123s, 2036	3,037,255	268,108
IFB Ser. 3221, Class SI, IO, 4.123s, 2036	3,610,179	311,211
IFB Ser. 3153, Class UI, IO, 4.113s, 2036	3,582,308	374,869
IFB Ser. 3202, Class PI, IO, 4.083s, 2036	9,979,999	865,483
IFB Ser. 3355, Class MI, IO, 4.043s, 2037	2,530,263	203,357
IFB Ser. 3201, Class SG, IO, 4.043s, 2036	4,576,751	394,273
IFB Ser. 3203, Class SE, IO, 4.043s, 2036	4,122,157	350,563
IFB Ser. 3238, Class LI, IO, 4.033s, 2036	163,300	13,687
IFB Ser. 3171, Class PS, IO, 4.028s, 2036	3,902,602	317,520
IFB Ser. 3152, Class SY, IO, 4.023s, 2036	4,429,251	405,026
IFB Ser. 3366, Class SA, IO, 3.993s, 2037	302,040	25,252
IFB Ser. 3284, Class BI, IO, 3.993s, 2037	2,815,858	230,338
IFB Ser. 3260, Class SA, IO, 3.993s, 2037	2,725,869	209,388
IFB Ser. 3199, Class S, IO, 3.993s, 2036	2,377,198	202,706
IFB Ser. 3284, Class LI, IO, 3.983s, 2037	11,306,951	959,343
IFB Ser. 3281, Class AI, IO, 3.973s, 2037	10,328,753	884,399
IFB Ser. 3311, Class EI, IO, 3.953s, 2037	3,002,062	255,798
IFB Ser. 3311, Class IA, IO, 3.953s, 2037	4,241,234	368,201
IFB Ser. 3311, Class IB, IO, 3.953s, 2037	4,241,234	369,785
IFB Ser. 3311, Class IC, IO, 3.953s, 2037	4,241,234	368,201
IFB Ser. 3311, Class ID, IO, 3.953s, 2037	4,241,234	368,201
IFB Ser. 3311, Class IE, IO, 3.953s, 2037	6,053,284	525,514
IFB Ser. 3382, Class SI, IO, 3.943s, 2037	592,142	48,685
IFB Ser. 3375, Class MS, IO, 3.943s, 2037	338,112	27,100
IFB Ser. 3240, Class GS, IO, 3.923s, 2036	5,088,738	421,951
IFB Ser. 3416, Class BI, IO, 3.793s, 2038	632,592	50,362
IFB Ser. 2967, Class SA, IO, 3.693s, 2035	235,785	15,696
IFB Ser. 3339, Class TI, IO, 3.683s, 2037	4,463,532	341,599
IFB Ser. 3284, Class CI, IO, 3.663s, 2037	7,827,896	587,469
IFB Ser. 3016, Class SQ, IO, 3.653s, 2035	3,795,125	239,943
IFB Ser. 3235, Class SA, IO, 3.493s, 2036	479,816	29,314
IFB Ser. 3424, Class UI, IO, 3.303s, 2037	222,708	14,131
Ser. 3403, PO, zero %, 2037	93,833	68,935
Ser. 3366, Class AO, PO, zero %, 2037	115,107	80,537
Ser. 3369, Class BO, PO, zero %, 2037	89,546	63,208
Ser. 246, PO, zero %, 2037	1,708,830	1,243,216
Ser. 3391, PO, zero %, 2037	450,931	319,244
Ser. 3292, Class DO, PO, zero %, 2037	277,420	200,164
Ser. 3292, Class OA, PO, zero %, 2037	188,706	130,523
Ser. 3296, Class OK, PO, zero %, 2037	163,133	113,189
Ser. 3274, Class MO, PO, zero %, 2037	87,671	61,502
Ser. 3300, PO, zero %, 2037	2,021,629	1,489,631
Ser. 3252, Class LO, PO, zero %, 2036	658,410	475,412
Ser. 3255, Class CO, PO, zero %, 2036	387,124	274,285
Ser. 3218, Class AO, PO, zero %, 2036	224,354	163,274
Ser. 239, PO, zero %, 2036	7,600,132	5,495,236
Ser. 3206, Class EO, PO, zero %, 2036	81,962	61,635
Ser. 3175, Class MO, PO, zero %, 2036	409,233	291,348
Ser. 3210, PO, zero %, 2036	166,337	121,760
Ser. 3139, Class CO, PO, zero %, 2036	480,547	338,449
Ser. 2587, Class CO, PO, zero %, 2032	1,421,611	1,112,745
FRB Ser. 3349, Class DO, zero %, 2037	226,029	203,799
FRB Ser. 3327, Class YF, zero %, 2037	914,930	864,280
FRB Ser. 3326, Class XF, zero %, 2037	1,411,261	1,219,266

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (27. 3%)* cont.	amount	Value

Freddie Mac
FRB Ser. 3326, Class YF, zero %, 2037	$2,951,402	$2,939,846
FRB Ser. 3263, Class TA, zero %, 2037	300,455	305,745
FRB Ser. 3241, Class FH, zero %, 2036	637,795	535,593
FRB Ser. 3341, Class FA, zero %, 2036	88,415	80,686
FRB Ser. 3231, Class XB, zero %, 2036	481,501	466,611
FRB Ser. 3283, Class HF, zero %, 2036	105,956	105,147
FRB Ser. 3231, Class X, zero %, 2036	299,912	298,427
FRB Ser. 3147, Class SF, zero %, 2036	1,377,975	1,209,713
FRB Ser. 3130, Class JF, zero %, 2036	54,443	49,598
FRB Ser. 3117, Class AF, zero %, 2036	186,938	147,571
FRB Ser. 3326, Class WF, zero %, 2035	2,127,406	1,790,011
FRB Ser. 3036, Class AS, zero %, 2035	193,233	161,286
FRB Ser. 3003, Class XF, zero %, 2035	2,057,779	1,752,236

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.074s, 2043	85,277,587	530,866
Ser. 07-C1, Class XC, IO, 0.067s, 2019	184,177,585	996,847
Ser. 05-C3, Class XC, IO, 0.06s, 2045	229,631,738	971,524

GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 7.878s, 2036	592,000	605,203
Ser. 97-C1, Class X, IO, 1.277s, 2029	3,550,434	184,957
Ser. 05-C1, Class X1, IO, 0.185s, 2043	91,751,184	1,034,041

GMAC Commercial Mortgage Securities,
Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	1,614,303	1,545,866
Ser. 06-C1, Class XC, IO, 0.064s, 2045	127,331,310	710,543

Government National Mortgage Association
IFB Ser. 07-26, Class WS, 44.902s, 2037	3,061,593	5,033,517
IFB Ser. 07-38, Class AS, 32s, 2037	2,720,245	3,774,461
IFB Ser. 06-34, Class SA, 24.791s, 2036	326,071	404,799
IFB Ser. 07-51, Class SP, 24.731s, 2037	932,126	1,144,046
IFB Ser. 07-44, Class SP, 23.592s, 2036	1,404,035	1,773,139
IFB Ser. 07-35, Class DK, 19.988s, 2035	767,000	912,134
IFB Ser. 05-66, Class SP, 12.633s, 2035	1,249,861	1,259,861
IFB Ser. 05-7, Class JM, 11.308s, 2034	2,370,890	2,469,302
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	96,768	24,631
IFB Ser. 08-29, Class SA, IO, 5.322s, 2038	410,344	41,102
IFB Ser. 06-69, Class SI, IO, 4.922s, 2036	195,781	20,742
IFB Ser. 06-61, Class SM, IO, 4.922s, 2036	132,660	11,504
IFB Ser. 06-62, Class SI, IO, 4.922s, 2036	3,217,483	293,145
IFB Ser. 07-1, Class SL, IO, 4.902s, 2037	1,475,455	138,106
IFB Ser. 07-1, Class SM, IO, 4.892s, 2037	1,475,455	137,688
IFB Ser. 05-68, Class PU, IO, 4.842s, 2032	165,114	18,279
IFB Ser. 04-59, Class SH, IO, 4.79s, 2034	89,510	9,009
IFB Ser. 04-59, Class SC, IO, 4.74s, 2034	1,893,556	195,305
IFB Ser. 04-26, Class IS, IO, 4.74s, 2034	74,284	4,935
IFB Ser. 07-49, Class NY, IO, 4.642s, 2035	11,557,302	1,031,714
IFB Ser. 07-47, Class SA, IO, 4.64s, 2036	88,664	9,517
IFB Ser. 07-35, Class NY, IO, 4.44s, 2035	134,000	11,217
IFB Ser. 07-26, Class SG, IO, 4.392s, 2037	4,753,099	426,241
IFB Ser. 07-9, Class BI, IO, 4.362s, 2037	9,486,960	781,181
IFB Ser. 07-31, Class CI, IO, 4.352s, 2037	2,558,344	202,786
IFB Ser. 07-25, Class SA, IO, 4.342s, 2037	3,345,730	256,450
IFB Ser. 07-25, Class SB, IO, 4.342s, 2037	6,525,094	535,149
IFB Ser. 07-22, Class S, IO, 4.342s, 2037	2,641,996	252,379
IFB Ser. 07-11, Class SA, IO, 4.342s, 2037	2,471,801	214,935
IFB Ser. 07-14, Class SB, IO, 4.342s, 2037	2,653,009	231,385
IFB Ser. 06-69, Class SA, IO, 4.342s, 2036	376,397	33,331
IFB Ser. 05-84, Class AS, IO, 4.342s, 2035	182,311	16,508
IFB Ser. 07-26, Class SD, IO, 4.34s, 2037	4,719,650	390,632
IFB Ser. 07-26, Class SL, IO, 4.34s, 2037	220,788	19,503
IFB Ser. 07-51, Class SJ, IO, 4.292s, 2037	3,018,098	268,186
IFB Ser. 07-53, Class SY, IO, 4.277s, 2037	152,222	14,570
IFB Ser. 07-58, Class PS, IO, 4.242s, 2037	5,152,867	425,117
IFB Ser. 04-88, Class S, IO, 4.242s, 2032	89,264	6,128
IFB Ser. 04-17, Class QN, IO, 4.24s, 2034	111,538	9,559

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (27. 3%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 07-59, Class PS, IO, 4.212s, 2037	$2,339,839	$189,281
IFB Ser. 07-59, Class SP, IO, 4.212s, 2037	4,743,571	390,377
IFB Ser. 07-68, Class PI, IO, 4.192s, 2037	4,287,343	354,439
IFB Ser. 06-38, Class SG, IO, 4.192s, 2033	9,790,632	744,509
IFB Ser. 07-48, Class SB, IO, 4.19s, 2037	3,806,845	269,030
IFB Ser. 07-53, Class SG, IO, 4.142s, 2037	1,801,374	130,728
IFB Ser. 07-74, Class SI, IO, 4.11s, 2037	102,975	7,916
IFB Ser. 08-3, Class SA, IO, 4.092s, 2038	5,756,527	389,549
IFB Ser. 07-79, Class SY, IO, 4.092s, 2037	10,047,184	677,548
IFB Ser. 07-64, Class AI, IO, 4.092s, 2037	18,609,175	1,373,309
IFB Ser. 07-53, Class ES, IO, 4.092s, 2037	2,663,418	157,813
IFB Ser. 07-17, Class AI, IO, 4.09s, 2037	10,374,807	797,641
IFB Ser. 07-10, Class SB, IO, 4.062s, 2037	1,045,301	83,467
IFB Ser. 08-2, Class SV, IO, 4.06s, 2038	1,462,650	110,698
IFB Ser. 08-4, Class SA, IO, 4.058s, 2038	11,572,132	773,525
IFB Ser. 07-67, Class SI, IO, 4.052s, 2037	8,145,619	529,465
IFB Ser. 07-9, Class DI, IO, 4.052s, 2037	4,835,006	358,535
IFB Ser. 07-57, Class QA, IO, 4.042s, 2037	6,143,670	439,962
IFB Ser. 07-58, Class SA, IO, 4.042s, 2037	8,310,960	556,502
IFB Ser. 07-58, Class SC, IO, 4.042s, 2037	4,829,158	306,505
IFB Ser. 07-61, Class SA, IO, 4.042s, 2037	3,283,566	237,596
IFB Ser. 07-53, Class SC, IO, 4.042s, 2037	2,920,544	175,046
IFB Ser. 07-27, Class S, IO, 4.042s, 2037	1,537,084	121,478
IFB Ser. 07-28, Class SG, IO, 4.042s, 2037	1,352,762	108,580
IFB Ser. 08-34, Class SH, IO, 4.042s, 2037	119,289	9,634
IFB Ser. 06-26, Class S, IO, 4.042s, 2036	541,497	43,234
IFB Ser. 06-28, Class GI, IO, 4.042s, 2035	3,995,256	300,112
IFB Ser. 08-2, Class SM, IO, 4.04s, 2038	250,479	18,754
IFB Ser. 07-9, Class AI, IO, 4.04s, 2037	4,026,114	341,393
IFB Ser. 07-58, Class SD, IO, 4.032s, 2037	4,562,509	285,834
IFB Ser. 07-59, Class SD, IO, 4.012s, 2037	7,841,737	513,516
IFB Ser. 07-36, IO, 4.012s, 2037	727,245	57,552
IFB Ser. 07-36, Class SG, IO, 4.012s, 2037	1,109,180	83,882
IFB Ser. 06-49, Class SA, IO, 4.002s, 2036	449,173	33,395
IFB Ser. 05-92, Class S, IO, 3.942s, 2032	327,236	20,606
IFB Ser. 08-40, Class SA, IO, 3.94s, 2038	677,385	50,246
IFB Ser. 05-71, Class SA, IO, 3.9s, 2035	238,373	17,429
IFB Ser. 05-65, Class SI, IO, 3.892s, 2035	4,209,105	325,793
IFB Ser. 08-15, Class PI, IO, 3.842s, 2035	138,788	11,322
IFB Ser. 06-16, Class SX, IO, 3.832s, 2036	189,876	14,344
IFB Ser. 07-17, Class IB, IO, 3.792s, 2037	2,233,998	149,790
IFB Ser. 06-14, Class S, IO, 3.792s, 2036	3,677,292	264,787
IFB Ser. 05-57, Class PS, IO, 3.792s, 2035	85,663	7,704
IFB Ser. 07-17, Class IC, IO, 3.79s, 2037	5,346,997	348,675
IFB Ser. 06-11, Class ST, IO, 3.782s, 2036	2,306,668	164,336
IFB Ser. 07-27, Class SD, IO, 3.742s, 2037	2,376,180	178,896
IFB Ser. 07-19, Class SJ, IO, 3.742s, 2037	4,086,330	254,092
IFB Ser. 07-23, Class ST, IO, 3.742s, 2037	5,021,960	302,317
IFB Ser. 07-8, Class SA, IO, 3.742s, 2037	3,518,367	243,070
IFB Ser. 07-9, Class CI, IO, 3.742s, 2037	6,322,638	412,885
IFB Ser. 07-7, Class EI, IO, 3.742s, 2037	4,223,509	261,993
IFB Ser. 07-7, Class JI, IO, 3.742s, 2037	6,583,645	449,764
IFB Ser. 07-1, Class S, IO, 3.742s, 2037	5,335,131	332,805
IFB Ser. 07-3, Class SA, IO, 3.742s, 2037	5,092,169	316,825
IFB Ser. 07-25, Class KS, IO, 3.74s, 2037	959,428	74,005
IFB Ser. 07-21, Class S, IO, 3.74s, 2037	5,487,086	352,567
IFB Ser. 05-17, Class S, IO, 3.722s, 2035	96,649	8,735
IFB Ser. 07-31, Class AI, IO, 3.72s, 2037	2,941,523	268,143
IFB Ser. 07-62, Class S, IO, 3.69s, 2037	117,481	8,941
IFB Ser. 05-3, Class SN, IO, 3.642s, 2035	275,877	19,031
IFB Ser. 07-43, Class SC, IO, 3.64s, 2037	3,478,285	213,751
IFB Ser. 07-73, Class MI, IO, 3.542s, 2037	8,467,935	449,927
IFB Ser. 04-41, Class SG, IO, 3.542s, 2034	269,849	10,999
IFB Ser. 07-67, Class EI, IO, 0.02s, 2037	4,401,262	2,532
IFB Ser. 07-67, Class GI, IO, 0.02s, 2037	12,886,688	7,392
Ser. 07-73, Class MO, PO, zero %, 2037	651,380	458,860

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (27. 3%)* cont.	amount	Value

Government National Mortgage Association
FRB Ser. 07-73, Class KI, IO, zero %, 2037	$6,513,796	$172,216
FRB Ser. 07-73, Class KM, zero %, 2037	651,380	635,770
FRB Ser. 07-49, Class UF, zero %, 2037	227,544	207,788
FRB Ser. 07-33, Class TB, zero %, 2037	66,811	56,282
FRB Ser. 07-35, Class UF, zero %, 2037	378,295	377,654
FRB Ser. 07-22, Class TA, zero %, 2037	253,367	262,894
FRB Ser. 98-2, Class EA, PO, zero %, 2028	93,564	78,565

Government National Mortgage Association
144A IFB Ser. 06-GG8, Class X,
IO, 0.672s, 2039	26,401,159	819,880

Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO, 4.041s, 2045	5,529,282	110,586

Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class XC, IO, 0.063s, 2037	183,248,153	629,916

Greenwich Capital Commercial Funding
Corp. 144A
Ser. 07-GG9, Class X, IO, 0.323s, 2039	29,429,197	510,413
Ser. 05-GG3, Class XC, IO, 0.151s, 2042	135,895,972	1,900,420

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.993s, 2045	2,285,000	2,211,831
Ser. 06-GG6, Class A2, 5.506s, 2038	2,998,000	2,986,368
Ser. 05-GG4, Class A4, 4.761s, 2039	197,000	184,573

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	1,286,000	1,279,223
FRB Ser. 07-EOP, Class J, 3.313s, 2009	428,000	389,480
Ser. 04-C1, Class X1, IO, 0.596s, 2028	25,997,582	204,122
Ser. 05-GG4, Class XC, IO, 0.213s, 2039	106,946,995	1,675,224
Ser. 03-C1, Class X1, IO, 0.209s, 2040	19,401,620	384,153
Ser. 06-GG6, Class XC, IO, 0.042s, 2038	52,637,575	143,931

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	240,184	235,990
Ser. 05-RP3, Class 1A3, 8s, 2035 F	731,188	709,076
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	660,074	664,148

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	878,076	844,874
Ser. 05-RP1, Class 1A3, 8s, 2035	114,081	111,617
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	978,277	984,315
IFB Ser. 04-4, Class 1AS, IO, 3.552s, 2034	11,039,179	736,306

GSR Mortgage Loan Trust Ser. 05-AR2,
Class 2A1, 4.835s, 2035	1,650,529	1,518,487

HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (Cayman Islands)	261,849	26,185

HSI Asset Loan Obligation FRB Ser. 07-AR1,
Class 2A1, 6.133s, 2037	7,700,670	6,006,523

IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 2.571s, 2037	4,746,089	3,983,192

IndyMac Index Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1, 6.335s, 2036	85,379	66,801
FRB Ser. 07-AR15, Class 1A1, 6.244s, 2037	286,195	206,060
FRB Ser. 07-AR9, Class 2A1, 6.064s, 2037	285,579	205,617
FRB Ser. 07-AR11, Class 1A1, 5.649s, 2037	3,387,798	2,066,557
FRB Ser. 05-AR31, Class 3A1, 5.639s, 2036	9,124,815	6,387,370
FRB Ser. 05-AR5, Class 4A1, 5.463s, 2035	238,211	192,018

JPMorgan Alternative Loan Trust
FRB Ser. 06-A3, Class 2A1, 6.069s, 2036	115,529	89,230
FRB Ser. 06-A1, Class 5A1, 5.945s, 2036	198,563	150,908
FRB Ser. 06-A6, Class 1A1, 2.621s, 2036	136,191	94,876

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	911,000	914,881
FRB Ser. 07-LD12, Class AM, 6.261s, 2051	5,510,000	5,003,300
FRB Ser. 07-LD12, Class A3, 5.19s, 2051	26,282,000	25,362,393
Ser. 07-CB20, Class A3, 5.863s, 2051	5,740,000	5,476,477
FRB Ser. 07-LD11, Class A3, 6.007s, 2049	2,850,000	2,717,988

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (27. 3%)* cont.	amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 06-CB15, Class A4, 5.814s, 2043	$4,443,000	$4,281,263
Ser. 07-CB20, Class A4, 5.794s, 2051	3,738,000	3,453,090
Ser. 06-CB14, Class A4, 5.481s, 2044	4,125,000	3,920,689
FRB Ser. 04-PNC1, Class A4, 5.54s, 2041	75,000	73,147
Ser. 05-CB12, Class A4, 4.895s, 2037	198,000	185,023
Ser. 04-C3, Class A5, 4.878s, 2042	189,000	177,462
Ser. 05-LDP2, Class AM, 4.78s, 2042	1,990,000	1,799,265
Ser. 06-LDP8, Class X, IO, 0.573s, 2045	35,019,209	1,071,588
Ser. 06-CB17, Class X, IO, 0.513s, 2043	42,803,182	1,302,929
Ser. 06-LDP9, Class X, IO, 0.455s, 2047	9,809,589	233,366
Ser. 07-LDPX, Class X, IO, 0.347s, 2049	54,513,296	932,705
Ser. 06-CB16, Class X1, IO, 0.073s, 2045	39,918,991	506,971
Ser. 06-LDP7, Class X, IO, 0.009s, 2045	227,977,565	174,478

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 03-ML1A, Class X1, IO, 0.585s, 2039	38,436,005	1,345,260
Ser. 05-LDP2, Class X1, IO, 0.192s, 2042	165,537,536	2,488,991
Ser. 05-LDP1, Class X1, IO, 0.119s, 2046	54,229,885	420,191
Ser. 05-CB12, Class X1, IO, 0.102s, 2037	54,290,810	469,836
Ser. 05-LDP3, Class X1, IO, 0.073s, 2042	81,410,258	536,663
Ser. 05-LDP5, Class X1, IO, 0.061s, 2044	344,098,946	1,342,450
Ser. 07-CB20, Class X1, IO, 0.058s, 2051	89,054,534	959,117
Ser. 06-LDP6, Class X1, IO, 0.058s, 2043	68,246,511	303,844

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	715,303	671,119
Ser. 99-C1, Class G, 6.41s, 2031	765,731	558,733
Ser. 98-C4, Class G, 5.6s, 2035	634,000	586,380
Ser. 98-C4, Class H, 5.6s, 2035	1,074,000	1,061,690

LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	67,000	68,307
Ser. 07-C6, Class A2, 5.845s, 2012	8,188,000	8,181,505
Ser. 04-C7, Class A6, 4.786s, 2029	1,733,000	1,636,572
Ser. 07-C2, Class XW, IO, 0.536s, 2040	11,762,049	356,285

LB-UBS Commercial Mortgage Trust 144A
Ser. 03-C5, Class XCL, IO, 0.735s, 2037	19,628,033	322,920
Ser. 06-C7, Class XW, IO, 0.718s, 2038	30,441,639	1,099,712
Ser. 05-C3, Class XCL, IO, 0.211s, 2040	66,379,157	1,148,928
Ser. 05-C2, Class XCL, IO, 0.168s, 2040	122,741,941	1,069,683
Ser. 05-C5, Class XCL, IO, 0.117s, 2020	69,415,982	781,811
Ser. 05-C7, Class XCL, IO, 0.097s, 2040	82,956,702	581,238
Ser. 06-C1, Class XCL, IO, 0.087s, 2041	66,522,175	593,275
Ser. 06-C7, Class XCL, IO, 0.082s, 2038	47,026,314	669,686
Ser. 07-C2, Class XCL, IO, 0.077s, 2040	101,072,301	1,075,207

Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 3.408s, 2017	733,000	652,370
FRB Ser. 05-LLFA, Class J, 3.258s, 2018	423,000	359,550

Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 26.153s, 2036	698,273	802,042
IFB Ser. 07-5, Class 4A3, 25.313s, 2037	1,978,870	2,159,965
IFB Ser. 06-7, Class 4A2, IO, 5.289s, 2036	3,231,800	315,228
IFB Ser. 07-5, Class 8A2, IO, 5.259s, 2036	3,315,807	295,534
Ser. 07-1, Class 3A2, IO, 4.789s, 2037	3,798,793	398,710
IFB Ser. 06-9, Class 3A2, IO, 4.769s, 2037	2,346,961	234,623
IFB Ser. 07-4, Class 3A2, IO, 4.739s, 2037	3,093,712	272,540
IFB Ser. 06-5, Class 2A2, IO, 4.689s, 2036	6,780,941	590,332
IFB Ser. 07-2, Class 2A13, IO, 4.229s, 2037	5,531,638	495,058
IFB Ser. 07-4, Class 2A2, IO, 4.209s, 2037	12,662,042	1,140,087
IFB Ser. 07-1, Class 2A3, IO, 4.169s, 2037	6,424,425	596,297
IFB Ser. 06-7, Class 2A5, IO, 4.161s, 2036	10,243,103	852,331
Ser. 06-9, Class 2A3, IO, 4.159s, 2036	7,686,129	712,045
IFB Ser. 06-9, Class 2A2, IO, 4.159s, 2037	5,612,310	500,151
IFB Ser. 06-7, Class 2A4, IO, 4.089s, 2036	10,920,148	827,322
IFB Ser. 06-6, Class 1A2, IO, 4.039s, 2036	4,056,800	294,400

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (27. 3%)* cont.	amount	Value

Lehman Mortgage Trust
IFB Ser. 06-6, Class 1A3, IO, 4.039s, 2036	$5,830,217	$438,390
IFB Ser. 07-5, Class 10A2, IO, 3.879s, 2037	6,215,524	429,255

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012	5,071,307	4,740,657

MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 6.094s, 2034	140,319	108,925
FRB Ser. 04-13, Class 3A6, 3.788s, 2034	2,253,000	2,124,804
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	1,927,310	9,637
Ser. 05-2, Class 7AX, IO, 0.17s, 2035	5,201,122	9,102

MASTR Alternative Loans Trust Ser. 06-3,
Class 1A1, 6 1/4s, 2036	178,673	134,004

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	628,895	675,283
Ser. 05-1, Class 1A4, 7 1/2s, 2034	1,544,131	1,489,623

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 3.08s, 2027	4,568,926	3,929,277

Merrill Lynch Capital Funding Corp. Ser. 06-4,
Class XC, IO, 0.107s, 2049	89,380,400	1,081,352

Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM, 2.958s, 2022	1,019,621	881,972
Ser. 06-1, Class X1A, IO, 1.515s, 2022	17,880,590	106,166

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 7.059s, 2030	644,000	665,863
FRB Ser. 05-A9, Class 3A1, 5.277s, 2035	3,484,407	3,386,482

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.023s, 2050	1,576,000	1,527,439
FRB Ser. 07-C1, Class A4, 6.023s, 2050	1,777,000	1,674,002
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	193,000	184,215
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	187,000	173,658
Ser. 05-MCP1, Class XC, IO, 0.126s, 2043	69,847,762	816,511

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.22s, 2039	15,778,854	309,477
Ser. 05-LC1, Class X, IO, 0.101s, 2044	36,642,654	245,893

Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A3, 6.156s, 2049	4,551,000	4,320,060
FRB Ser. 07-8, Class A2, 6.12s, 2049	2,784,000	2,723,221
Ser. 07-9, Class A4, 5.748s, 2049	7,750,000	7,181,149

Merrill Lynch/Countrywide Commercial
Mortgage Trust 144A
Ser. 06-3, Class XC, IO, 0.097s, 2046	52,308,629	695,705
Ser. 06-1, Class X, IO, 0.078s, 2039	29,925,774	106,572
Ser. 07-7, Class X, IO, 0.019s, 2050	192,152,226	554,100

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 7.796s, 2037	3,072,900	722,990
Ser. 04-C2, Class X, IO, 6.004s, 2040	2,422,737	561,504
Ser. 05-C3, Class X, IO, 5.555s, 2044	2,848,194	654,257
Ser. 06-C4, Class X, IO, 5.074s, 2016	8,524,085	2,234,143

Morgan Stanley Capital 144A Ser. 05-RR6,
Class X, IO, 1.598s, 2043 F	9,907,726	368,458

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.46s, 2043	1,316,000	1,301,879
FRB Ser. 06-IQ11, Class A4, 5.943s, 2042	4,443,000	4,333,082
FRB Ser. 07-IQ14, Class AM, 5.877s, 2049	1,732,000	1,507,873
Ser. 05-HQ6, Class A4A, 4.989s, 2042	3,963,000	3,728,056
Ser. 04-HQ4, Class A7, 4.97s, 2040	2,047,000	1,945,633

Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	36,781	36,799
Ser. 04-RR, Class F5, 6s, 2039	1,000,000	650,000
Ser. 04-RR, Class F6, 6s, 2039	1,700,000	1,020,000
Ser. 07-HQ13, Class X1, IO, 0.672s, 2044	59,841,179	1,676,151
Ser. 05-HQ5, Class X1, IO, 0.14s, 2042	22,641,013	141,280
Ser. 05-HQ6, Class X1, IO, 0.096s, 2042	75,679,343	629,623

COLLATERALIZED	Principal
MORTGAGE OBLIGATIONS (27. 3%)* cont.	amount	Value

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 4.905s, 2035	$3,777,451	$2,568,666

Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.185s, 2030	1,020,000	1,045,914

Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 7.543s, 2035	431,127	392,369

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	352,941	398,929

Permanent Financing PLC 144A FRB Ser. 9A,
Class 3A, 2.796s, 2033 (United Kingdom)	3,086,000	2,979,224

Permanent Master Issuer PLC FRB Ser. 07-1,
Class 4A, 2.871s, 2033 (United Kingdom)	3,745,000	3,603,439

PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	3,870,000	3,792,058
Ser. 00-C1, Class J, 6 5/8s, 2010	456,000	303,459
Ser. 00-C2, Class J, 6.22s, 2033	1,113,000	1,012,140

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037	3,123,351	2,280,046
IFB Ser. 07-A3, Class 2A2, IO, 4.229s, 2037	12,682,121	1,174,213

Residential Funding Mortgage Securities I
Ser. 04-S5, Class 2A1, 4 1/2s, 2019	2,441,279	2,257,499

Saco I Trust FRB Ser. 05-10, Class 1A1,
2.721s, 2033	1,021,014	428,826

Salomon Brothers Mortgage Securities VII
144A Ser. 02-KEY2, Class X1, IO, 0.722s, 2036	22,834,749	960,031

SBA CMBS Trust 144A Ser. 05-1A,
Class D, 6.219s, 2035	600,000	570,180

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018 (Cayman Islands)	757,000	590,460
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)	513,000	359,100
Ser. 04-1A, Class L, 5s, 2018 (Cayman Islands)	337,000	242,640

Structured Adjustable Rate
Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	9,847,576	8,119,825
FRB Ser. 06-9, Class 1A1, 5.694s, 2036	98,747	75,843
FRB Ser. 05-18, Class 6A1, 5.247s, 2035	1,928,368	1,581,262
Ser. 04-8, Class 1A3, 5.128s, 2034	11,051	8,676
Ser. 05-9, Class AX, IO, 1.532s, 2035	19,256,965	387,573

Structured Adjustable Rate Mortgage Loan
Trust 144A Ser. 04-NP2, Class A, 2.811s, 2034	611,469	556,436

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 3.79s, 2037	44,311,016	2,864,784
Ser. 07-4, Class 1A4, IO, 1s, 2037	46,935,882	1,290,737

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 3.307s, 2037	12,026,376	574,997
Ser. 06-RF4, Class 1A, IO, 0.356s, 2036	6,410,891	338,968

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.1s, 2051	3,570,000	3,454,475
Ser. 07-C30, Class A3, 5.246s, 2043	5,721,000	5,613,517
Ser. 04-C15, Class A4, 4.803s, 2041	3,055,000	2,877,503
Ser. 06-C28, Class XC, IO, 0.38s, 2048	23,342,651	472,222
Ser. 06-C29, IO, 0.374s, 2048	97,721,702	2,034,566
Ser. 07-C34, IO, 0.357s, 2046	24,009,661	515,728

Wachovia Bank Commercial Mortgage
Trust 144A
FRB Ser. 05-WL5A, Class L, 5.758s, 2018	771,000	616,800
Ser. 03-C3, Class IOI, IO, 0.428s, 2035	15,920,790	422,100
Ser. 07-C31, IO, 0.26s, 2047	91,536,018	1,406,909
Ser. 06-C27, Class XC, IO, 0.07s, 2045	45,572,313	455,723
Ser. 06-C23, Class XC, IO, 0.054s, 2045	90,107,655	475,768
Ser. 06-C26, Class XC, IO, 0.04s, 2045	34,361,495	94,838

COLLATERALIZED		Principal
MORTGAGE OBLIGATIONS (27. 3%)* cont.		amount	Value

WAMU Commercial Mortgage Securities
Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036		$222,000	$131,020
Ser. 06-SL1, Class X, IO, 0.937s, 2043		7,565,044	277,788
Ser. 07-SL2, Class X, IO, 0.851s, 2049		14,929,395	498,343

WAMU Mortgage Pass-Through Certificates
FRB Ser. 04-AR1, Class A, 4.229s, 2034		376,835	331,615

Washington Mutual Mortgage Pass-Through
Certificates Ser. 07-2, Class CX, IO, 7s, 2037		891,619	184,469

Washington Mutual Multi-Fam., Mtge.
144A Ser. 01-1, Class B5, 7.189s, 2031
(Cayman Islands)		1,305,000	1,192,817

Wells Fargo Mortgage Backed Securities Trust
Ser. 06-AR10, Class 3A1, 5.005s, 2036		2,335,868	2,222,724
Ser. 05-AR2, Class 2A1, 4.544s, 2035		1,224,457	1,115,970
Ser. 04-R, Class 2A1, 4.366s, 2034		1,213,122	1,164,598
Ser. 05-AR9, Class 1A2, 4.365s, 2035		1,446,385	1,041,397
Ser. 05-AR12, Class 2A5, 4.317s, 2035		18,969,000	17,503,348
Ser. 05-AR10, Class 2A18, IO, 0.61s, 2035		44,983,000	171,422
Total collateralized mortgage obligations
(cost $746,281,567)			$769,202,014

CORPORATE BONDS AND		Principal
NOTES (13.8%)*		amount	Value

Basic Materials (0.5%)
ArcelorMittal 144A notes 6 1/8s, 2018
(Luxembourg)		$1,440,000	$1,382,839

Domtar Corp. company guaranty
Ser. *, 7 7/8s, 2011 (Canada)		310,000	309,225

Dow Chemical Co. (The) Pass Through
Trust 144A company guaranty 4.027s, 2009		1,510,000	1,520,710

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017		2,290,000	2,404,500

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes FRN 5.883s, 2015		120,000	120,741

Georgia-Pacific Corp. debs. 9 1/2s, 2011		556,000	560,170

Georgia-Pacific Corp. notes 8 1/8s, 2011		635,000	625,475

International Paper Co. bonds 7.95s, 2018		770,000	765,685

International Paper Co. bonds 7.4s, 2014		225,000	226,189

Lubrizol Corp. (The) sr. notes 5 1/2s, 2014		470,000	448,093

Monsanto Co. company guaranty sr.
unsec. notes 5 7/8s, 2038		515,000	488,350

Monsanto Co. sr. unsec. unsub.
notes 5 1/8s, 2018		355,000	346,893

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		1,085,000	1,139,250

Nucor Corp. notes 5.85s, 2018 S		960,000	964,941

Packaging Corp. of America unsec.
unsub. notes 5 3/4s, 2013		345,000	338,275

PPG Industries, Inc. sr. unsec. unsub.
notes 6.65s, 2018		185,000	188,541

Rhodia SA 144A company guaranty unsec. sr.
notes 7.713s, 2013 (France)	EUR	265,000	371,845

Sealed Air Corp. 144A notes 5 5/8s, 2013		$210,000	203,616

Steel Dynamics, Inc. company guaranty sr.
unsec. unsub. notes 6 3/4s, 2015		1,080,000	1,015,200

Steel Dynamics, Inc. company guaranty sr.
unsec. unsub. notes 7 3/8s, 2012		700,000	693,000

United States Steel Corp. sr.
unsec. unsub. notes 7s, 2018		215,000	211,644

CORPORATE BONDS AND	Principal
NOTES (13.8%)* cont.	amount	Value

Basic Materials cont.
Westvaco Corp. unsec. notes 7 1/2s, 2027	$158,000	$157,219

Xstrata Finance Canada, Ltd. 144A
company guaranty 5.8s, 2016 (Canada)	735,000	692,466

		15,174,867
Capital Goods (0.6%)
Caterpillar Financial Services Corp. sr.
unsec. 4.85s, 2012	820,000	828,461

Caterpillar Financial Services Corp. sr.
unsec. notes Ser. MTN, 5.85s, 2017	1,505,000	1,537,330

Caterpillar Financial Services Corp. sr.
unsec. notes Ser. MTN, 5.45s, 2018	980,000	964,720

Covidien International Finance SA company
guaranty sr. unsec. unsub. notes 6.55s,
2037 (Luxembourg)	505,000	490,498

Covidien International Finance SA company
guaranty sr. unsec. unsub. notes 6s, 2017
(Luxembourg)	585,000	585,307

Eaton Corp. notes 5.6s, 2018	1,220,000	1,199,263

John Deere Capital Corp. sr. unsec.
notes Ser. MTN, 5.35s, 2018	335,000	328,560

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015	595,000	559,300

L-3 Communications Corp. sr. sub.
notes 5 7/8s, 2015	435,000	403,463

Legrand SA unsec. unsub. debs.
8 1/2s, 2025 (France)	860,000	906,639

Pitney Bowes, Inc. sr. unsec. notes 5.6s, 2018	125,000	121,556

Rexam PLC 144A bond 6 3/4s, 2013
(United Kingdom)	4,580,000	4,582,469

United Technologies Corp. sr. unsec.
notes 6 1/8s, 2038 S	3,140,000	3,092,224

United Technologies Corp. sr. unsec.
notes 5 3/8s, 2017	1,310,000	1,312,357

		16,912,147
Communication Services (1.3%)
ALLTEL Corp. sr. notes 7s, 2012	600,000	615,000

American Tower Corp. 144A sr.
notes 7s, 2017 S	1,250,000	1,246,875

Ameritech Capital Funding company
guaranty 6 1/4s, 2009	200,000	203,466

AT&T Wireless Services, Inc. sr.
notes 8 3/4s, 2031	1,139,000	1,326,476

AT&T Wireless Services, Inc. sr. notes
7 7/8s, 2011	3,140,000	3,345,601

AT&T, Inc. sr. unsec. unsub. bonds
5 1/2s, 2018	245,000	239,151

AT&T, Inc. sr. unsec. unsub. notes
6.3s, 2038	3,645,000	3,433,804

AT&T, Inc. sr. unsec. unsub. notes
5.6s, 2018 S	2,135,000	2,106,482

AT&T, Inc. sr. unsec. unsub. notes
4.95s, 2013	1,135,000	1,135,253

Bellsouth Capital Funding unsec. notes
7 7/8s, 2030	1,800,000	1,920,384

British Telecommunications PLC sr. unsec.
notes 5.15s, 2013 (United Kingdom)	1,875,000	1,834,369

CenturyTel, Inc. sr. unsec. notes 5 1/2s, 2013	65,000	61,365

Embarq Corp. sr. unsec. unsub. notes
6.738s, 2013	425,000	409,170

France Telecom notes 8 1/2s, 2031 (France)	180,000	213,022

CORPORATE BONDS AND	Principal
NOTES (13.8%)* cont.	amount	Value

Communication Services cont.
Nextel Communications, Inc. sr. notes
Ser. E, 6 7/8s, 2013	$600,000	$471,000

Nextel Communications, Inc. sr. notes
Ser. F, 5.95s, 2014	2,655,000	2,017,800

Qwest Corp. sr. notes FRN 6.026s, 2013	135,000	125,213

Rogers Wireless, Inc. sec. notes
6 3/8s, 2014 (Canada)	2,055,000	2,061,927

Southwestern Bell Telephone debs. 7s, 2027	1,075,000	1,062,956

Telecom Italia Capital SA company
guaranty 7.2s, 2036 (Luxembourg)	350,000	329,889

Telecom Italia Capital SA company guaranty
5 1/4s, 2015 (Luxembourg)	965,000	879,679

Telecom Italia Capital SA company guaranty
5 1/4s, 2013 (Luxembourg)	515,000	486,066

Telecom Italia Capital SA company guaranty
4s, 2010 (Luxembourg)	60,000	59,030

Telecom Italia Capital SA company guaranty sr.
unsec. notes FRN 3.395s, 2011 (Luxembourg)	465,000	443,691

Telefonica Emisones SAU company guaranty
7.045s, 2036 (Spain)	690,000	704,352

Telefonica Emisones SAU company guaranty
6.421s, 2016 (Spain)	270,000	273,325

Telefonica Emisones SAU company guaranty
6.221s, 2017 (Spain)	385,000	383,415

Telefonica Europe BV company guaranty
8 1/4s, 2030 (Netherlands)	595,000	673,880

Telus Corp. notes 8s, 2011 (Canada)	1,055,000	1,123,720

Verizon Communications, Inc. sr. unsec. notes
6.4s, 2038	145,000	135,812

Verizon Communications, Inc. sr. unsec. notes
5.55s, 2016	1,460,000	1,419,692

Verizon New England, Inc. sr. notes 6 1/2s, 2011	2,285,000	2,344,568

Verizon New Jersey, Inc. debs. 8s, 2022	770,000	802,246

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	980,000	1,074,492

Vodafone Group PLC unsec. notes
6.15s, 2037 (United Kingdom)	1,550,000	1,395,789

		36,358,960
Conglomerates (0.1%)
General Electric Co. sr. unsec. notes
5 1/4s, 2017 S	720,000	697,545

Honeywell International, Inc. sr. unsec. notes
5.3s, 2018	455,000	444,334

Parker Hannifin Corp. sr. unsec. unsub. notes
6 1/4s, 2038	975,000	973,578

Parker Hannifin Corp. sr. unsec. unsub. notes
5 1/2s, 2018	445,000	444,768

Siemens Financieringsmaatschappij 144A notes
5 3/4s, 2016 (Netherlands) S	680,000	676,382

		3,236,607
Consumer Cyclicals (0.5%)
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	565,000	516,975

D.R. Horton, Inc. sr. notes 5 7/8s, 2013	660,000	554,400

DaimlerChrysler NA Holding Corp.
company guaranty 6 1/2s, 2013	565,000	568,993

DaimlerChrysler NA Holding Corp.
company guaranty unsec. notes 7.2s, 2009	1,545,000	1,585,830

DaimlerChrysler NA Holding Corp.
company guaranty unsec. unsub. notes
Ser. MTN, 5 3/4s, 2011	1,730,000	1,733,984

CORPORATE BONDS AND	Principal
NOTES (13.8%)* cont.	amount	Value

Consumer Cyclicals cont.
Expedia, Inc. sr. unsec. notes company guaranty
7.456s, 2018	$100,000	$96,500

Federated Department Stores, Inc.
company guaranty sr. unsec. notes 6 5/8s, 2011	60,000	58,707

Ford Motor Credit Co., LLC notes 6 3/8s, 2008	980,000	967,750

Hanson PLC company guaranty 6 1/8s, 2016
(United Kingdom)	175,000	170,080

JC Penney Co., Inc. debs. 7.65s, 2016	110,000	108,511

JC Penney Co., Inc. notes 6 7/8s, 2015	910,000	867,485

Marriott International, Inc. notes 6 3/8s, 2017	926,000	844,281

Marriott International, Inc. sr. unsec. Ser. J,
5 5/8s, 2013	150,000	140,764

Mattel, Inc. sr. unsec. notes 5 5/8s, 2013	330,000	324,487

MGM Mirage, Inc. company guaranty 8 1/2s, 2010	130,000	125,125

Mohawk Industries, Inc. sr. unsec. notes
6 1/8s, 2016	235,000	218,269

Omnicom Group, Inc. sr. notes 5.9s, 2016	635,000	617,505

Starwood Hotels & Resorts Worldwide, Inc.
company guaranty 7 7/8s, 2012	710,000	716,741

Starwood Hotels & Resorts Worldwide, Inc.
sr. unsec. notes 6 1/4s, 2013	1,445,000	1,375,461

Target Corp. bonds 6 1/2s, 2037	1,705,000	1,638,152

VF Corp. sr. unsec. 5.95s, 2017	730,000	716,758

Vulcan Materials Co. sr. unsec. unsub. notes
5.6s, 2012	875,000	867,987

		14,814,745
Consumer Staples (1.5%)
Anheuser-Busch Cos., Inc. sr. unsec. notes
5.6s, 2017	215,000	202,020

Cadbury Schweppes US Finance LLC 144A
company guaranty sr. unsec. notes 5 1/8s, 2013	230,000	220,971

Campbell Soup Co. debs. 8 7/8s, 2021	855,000	1,109,308

Comcast Corp. unsec. bonds 6.4s, 2038	1,260,000	1,145,978

ConAgra Foods, Inc. unsec. notes 7 7/8s, 2010	2,750,000	2,906,186

Cox Communications, Inc. notes 7 1/8s, 2012	890,000	930,565

Cox Communications, Inc. 144A notes
5 7/8s, 2016	1,155,000	1,110,514

Cox Enterprises, Inc. 144A notes 7 7/8s, 2010	1,045,000	1,099,217

CVS Caremark, Corp. sr. unsec. FRN
6.302s, 2037	2,485,000	2,130,888

CVS Caremark, Corp. 144A pass-through
certificates 6.117s, 2013	1,956,740	1,938,897

Delhaize Group sr. unsub. notes
6 1/2s, 2017 (Belgium)	565,000	563,814

Diageo Capital PLC company guaranty
5 3/4s, 2017 (United Kingdom)	925,000	903,021

Diageo Capital PLC company guaranty
5.2s, 2013 (United Kingdom)	395,000	395,543

Diageo PLC company guaranty 8s, 2022	760,000	865,987

Estee Lauder Cos., Inc. (The) sr. unsec.
notes 6s, 2037	1,040,000	937,788

Estee Lauder Cos., Inc. (The) sr. unsec. notes
5.55s, 2017	280,000	270,914

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	455,000	452,771

Kellogg Co. sr. unsub. 5 1/8s, 2012	165,000	166,526

Kraft Foods, Inc. notes 6 1/8s, 2018	765,000	745,388

Kroger Co. company guaranty 6 3/4s, 2012	275,000	287,887

Kroger Co. company guaranty 6.4s, 2017	995,000	1,016,847

CORPORATE BONDS AND	Principal
NOTES (13.8%)* cont.	amount	Value

Consumer Staples cont.
McDonald’s Corp. sr. unsec.
Ser. MTN, 6.3s, 2038	$535,000	$525,434

McDonald’s Corp. sr. unsec. bond 6.3s, 2037	860,000	848,597

McDonald’s Corp. sr. unsec. bond 5.8s, 2017	435,000	441,790

Newell Rubbermaid, Inc. sr. unsec. notes
5 1/2s, 2013	160,000	155,035

News America Holdings, Inc. company
guaranty 7 3/4s, 2024	1,045,000	1,101,375

News America Holdings, Inc. debs.
7 3/4s, 2045	1,955,000	2,013,108

R. R. Donnelley & Sons Co. sr. unsec. notes
5 5/8s, 2012	165,000	161,415

Reynolds American, Inc. company guaranty
7 1/4s, 2013	695,000	715,614

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	540,000	534,152

Sara Lee Corp. sr. unsec. unsub. notes
6 1/4s, 2011	865,000	879,010

Supervalu, Inc. notes 7 7/8s, 2009	520,000	525,200

TCI Communications, Inc. company guaranty
7 7/8s, 2026	2,170,000	2,257,197

TCI Communications, Inc. debs. 9.8s, 2012	1,870,000	2,102,333

TCI Communications, Inc. debs. 7 7/8s, 2013	1,240,000	1,335,081

Tesco PLC 144A sr. unsec. unsub. notes 6.15s,
2037 (United Kingdom)	1,080,000	977,830

Time Warner Cable, Inc. company guaranty
sr. notes 7.3s, 2038 S	2,735,000	2,732,728

Time Warner Cable, Inc. company guaranty
sr. unsec. 6 3/4s, 2018	770,000	777,672

Time Warner Entertainment Co., LP debs.
8 3/8s, 2023	170,000	181,390

Time Warner, Inc. debs. 9.15s, 2023	340,000	380,812

Time Warner, Inc. debs. 9 1/8s, 2013 S	2,435,000	2,661,221

Viacom, Inc. sr. notes 5 3/4s, 2011	610,000	604,281

Yum! Brands, Inc. sr. unsec. unsub. 6 1/4s, 2018 S	1,040,000	1,001,440

		42,313,745
Energy (0.5%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	575,000	572,063

Chesapeake Energy Corp. sr. unsec. notes
7 5/8s, 2013 S	1,010,000	1,027,675

ConocoPhillips comp 5.9s, 2038	45,000	43,853

ConocoPhillips company guaranty unsec. sr.
notes 5.2s, 2018	20,000	19,743

El Paso Natural Gas Co. sr. unsec. notes
5.95s, 2017	120,000	115,033

Enterprise Products Operating LP
company guaranty FRB 8 3/8s, 2066	1,945,000	1,900,296

Enterprise Products Operating LP
company guaranty FRB 7.034s, 2068	55,000	47,957

Enterprise Products Operating, LLC
company guaranty sr. notes 6 1/2s, 2019	340,000	341,790

EOG Resources, Inc. sr. unsec. notes 5 7/8s, 2017	645,000	644,683

Forest Oil Corp. sr. notes 8s, 2011	610,000	619,150

Hess Corp. bonds 7 7/8s, 2029	538,000	611,530

Motiva Enterprises, LLC 144A sr.
notes 5.2s, 2012	225,000	233,632

Newfield Exploration Co. sr. sub.
notes 6 5/8s, 2016	650,000	606,125

CORPORATE BONDS AND	Principal
NOTES (13.8%)* cont.	amount	Value

Energy cont.
Nexen, Inc. unsec. unsub. notes
6.4s, 2037 (Canada)	$595,000	$551,237

Peabody Energy Corp. sr. notes
5 7/8s, 2016	805,000	768,775

Petro-Canada sr. unsec. unsub. notes
6.05s, 2018 (Canada)	700,000	686,738

Premcor Refining Group, Inc. sr. notes
7 1/2s, 2015	1,330,000	1,373,367

Sunoco, Inc. notes 4 7/8s, 2014	590,000	548,429

Tesoro Corp. company guaranty
6 1/2s, 2017 S	1,025,000	871,250

Weatherford International, Inc.
company guaranty sr. unsec. unsub.
bonds 6.8s, 2037	245,000	244,664

Weatherford International, Inc.
company guaranty sr.unsec. unsub.
bonds 6.35s, 2017	280,000	283,184

Weatherford International, Ltd. company
guaranty 6 1/2s, 2036 (Bermuda)	855,000	811,836

Weatherford International, Ltd.
sr. notes 5 1/2s, 2016 (Bermuda)	455,000	437,488

XTO Energy, Inc. sr. unsec. notes 6 3/8s, 2038 S	770,000	714,905

XTO Energy, Inc. sr. unsec. notes 5 1/2s, 2018 S	390,000	364,878

		14,440,281
Financial (5.3%)
AGFC Capital Trust I company guaranty 6s, 2067	620,000	474,007

Allstate Life Global Funding Trusts notes
Ser. MTN, 5 3/8s, 2013 S	1,805,000	1,805,975

American Express Bank FSB notes
Ser. BKN1, 5.55s, 2012	2,465,000	2,400,799

American Express Co. sr. unsec.
notes 6.15s, 2017	1,275,000	1,208,469

American International Group, Inc. jr.
sub. bond 6 1/4s, 2037	2,075,000	1,549,142

Ameriprise Financial, Inc. jr. sub. FRN
7.518s, 2066	1,745,000	1,502,312

Amvescap PLC company guaranty
5 5/8s, 2012 (Bermuda)	520,000	501,501

ANZ National International Ltd. 144A bank
guaranty sr. unsec. note 6.2s, 2013 (New Zealand)	545,000	545,140

Bank of America Corp. sr. unsec. notes
5.65s, 2018 S	3,435,000	3,210,058

Bank of New York Mellon Corp. (The)
sr. unsec. unsub. notes Ser. G, 4.95s, 2012	600,000	595,259

BankAmerica Capital III bank guaranty jr.
unsec. FRN Ser. *, 3.361s, 2027	4,140,000	2,986,091

Barclays Bank PLC unsec. FRN
3 1/8s, 2049 (United Kingdom)	2,290,000	1,419,800

Barclays Bank PLC 144A sub. bonds
FRB 7.7s, 2049 (United Kingdom)	1,875,000	1,810,465

Bear Stearns Cos., Inc. (The) notes
Ser. MTN, 6.95s, 2012 S	1,715,000	1,767,829

Bear Stearns Cos., Inc. (The) sr. notes
6.4s, 2017	370,000	365,198

Bear Stearns Cos., Inc. (The) sr. unsec. notes
7 1/4s, 2018	1,325,000	1,377,392

Block Financial Corp. notes 5 1/8s, 2014	205,000	189,506

Bosphorus Financial Services, Ltd. 144A sec. sr.
notes FRN 4.476s, 2012 (Cayman Islands)	2,229,375	2,152,214

CORPORATE BONDS AND	Principal
NOTES (13.8%)* cont.	amount	Value

Financial cont.
Capital One Capital III company guaranty
7.686s, 2036 S	$1,280,000	$969,434

Capital One Financial Corp. sr. unsec.
unsub. notes FRN Ser. MTN, 2.976s, 2009	240,000	225,181

Chubb Corp. (The) sr. notes 6 1/2s, 2038	765,000	725,485

Chubb Corp. (The) sr. notes 5 3/4s, 2018	405,000	389,551

CIT Group, Inc. jr. sub. FRN 6.1s, 2067	3,330,000	1,315,350

CIT Group, Inc. sr. notes 5.4s, 2013	155,000	116,833

CIT Group, Inc. sr. notes 5s, 2015 S	170,000	121,374

CIT Group, Inc. sr. notes 5s, 2014	110,000	80,310

Citigroup, Inc. sr. unsec. bonds 6 7/8s, 2038	681,000	660,837

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018 S	3,230,000	3,091,478

Citigroup, Inc. sub. notes 5s, 2014 S	1,295,000	1,174,570

CNA Financial Corp. unsec. notes 6 1/2s, 2016	1,015,000	962,540

CNA Financial Corp. unsec. notes 6s, 2011	730,000	733,424

Credit Suisse Guernsey Ltd. jr. sub.
FRN 5.86s, 2049 (Guernsey)	1,416,000	1,151,433

Deutsche Bank AG/London notes
4 7/8s, 2013 (Germany)	2,805,000	2,753,026

Deutsche Bank Capital Funding Trust VII
144A FRB 5.628s, 2049	1,145,000	950,650

Developers Diversified Realty Corp. unsec.
notes 5 3/8s, 2012 R	385,000	354,166

Dresdner Funding Trust I 144A bonds
8.151s, 2031	1,250,000	1,019,208

Duke Realty LP sr. unsec. notes 6 1/2s, 2018	1,445,000	1,330,975

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	865,000	844,926

Equity One, Inc. notes 5 3/8s, 2015 R	695,000	602,768

Erac USA Finance Co. 144A company guaranty
6 3/8s, 2017	1,120,000	945,668

Fleet Capital Trust V bank guaranty FRN
3.813s, 2028	1,010,000	752,668

Fund American Cos., Inc. notes 5 7/8s, 2013	1,370,000	1,276,406

GATX Financial Corp. notes 5.8s, 2016	560,000	537,482

General Electric Capital Corp. sr. unsec.
5 5/8s, 2017	3,520,000	3,426,924

General Electric Capital Corp. sr. unsec. notes
5 7/8s, 2038 S	5,195,000	4,665,271

General Electric Capital Corp. sub. notes FRN
6 3/8s, 2067	1,420,000	1,311,604

Genworth Financial, Inc. sr. unsec. Ser. MTN,
6.515s, 2018	220,000	195,610

Genworth Life Institutional Funding Trust notes
Ser. MTN, 5 7/8s, 2013	1,315,000	1,270,672

GMAC, LLC sr. unsec. unsub. notes 7s, 2012	845,000	532,405

GMAC, LLC sr. unsec. unsub. notes FRN
3.926s, 2009	2,920,000	2,584,328

Goldman Sachs Group, Inc. (The) sr. notes
5.45s, 2012	1,210,000	1,214,263

Goldman Sachs Group, Inc. (The) sub. notes
6 3/4s, 2037	2,990,000	2,666,026

Hartford Financial Services Group, Inc. (The)
jr. sub. debs. FRB 8 1/8s, 2068	2,570,000	2,468,084

Hartford Financial Services Group, Inc. (The)
sr. unsec. 5 1/2s, 2016	550,000	523,016

HCP, Inc. sr. unsec. Ser. MTN, 6.7s, 2018 R	15,000	12,924

Health Care Property Investors, Inc. sr. unsec.
notes 6s, 2017 R	1,180,000	974,210

CORPORATE BONDS AND	Principal
NOTES (13.8%)* cont.	amount	Value

Financial cont.
Health Care REIT, Inc. sr. notes 6s, 2013 R	$385,000	$367,982

Highwood Properties, Inc. sr. unsec. bonds
5.85s, 2017 R	1,005,000	851,395

Hospitality Properties Trust notes
6 3/4s, 2013 R	780,000	725,607

HRPT Properties Trust bonds 5 3/4s, 2014 R	530,000	476,897

HRPT Properties Trust notes 6 1/4s, 2016 R	525,000	466,644

HSBC Bank USA NA sub. notes 7s, 2039	1,710,000	1,656,281

HSBC Finance Capital Trust IX FRN
5.911s, 2035	3,300,000	2,527,724

HSBC Holdings PLC sub. notes
6 1/2s, 2037 (United Kingdom)	3,555,000	3,209,440

ILFC E-Capital Trust II 144A FRB 6 1/4s, 2065	2,560,000	1,879,478

International Lease Finance Corp. sr.
unsec. 6 3/8s, 2013	210,000	187,509

International Lease Finance Corp. sr.
unsec. Ser. MTN, 6 5/8s, 2013	75,000	66,874

iStar Financial, Inc. sr. unsec. notes 5 7/8s, 2016 R	1,630,000	1,092,100

iStar Financial, Inc. sr. unsec. notes
Ser. B, 4 7/8s, 2009 R	705,000	669,750

JPMorgan Chase & Co. notes 6.4s, 2038	780,000	718,944

JPMorgan Chase & Co. sr. notes 6s, 2018 S	1,130,000	1,096,367

JPMorgan Chase Capital XVIII bonds
Ser. R, 6.95s, 2036 S	1,996,000	1,722,532

JPMorgan Chase Capital XXV bonds 6.8s, 2037	780,000	659,055

KeyCorp MTN sr. unsec. notes 6 1/2s, 2013 S	375,000	312,665

Lehman Brothers Holdings, Inc. sr. unsec.
notes Ser. MTN, 5s, 2011	1,535,000	1,480,426

Lehman Brothers Holdings, Inc. sub.
notes 7 1/2s, 2038	3,735,000	3,400,380

Lehman Brothers Holdings, Inc. sub.
notes 5 3/4s, 2017	55,000	47,416

Liberty Mutual Group 144A company
guaranty FRB 10 3/4s, 2058	2,475,000	2,326,826

Liberty Mutual Insurance 144A notes
7.697s, 2097	2,160,000	1,816,672

Lincoln National Corp. jr. unsec. sub. deb.
FRB 7s, 2066	790,000	693,502

Lincoln National Corp. sr. unsec. notes
6.3s, 2037	480,000	426,736

Loews Corp. notes 5 1/4s, 2016	510,000	483,143

Marsh & McLennan Cos., Inc. sr. unsec.
notes 6 1/4s, 2012	1,620,000	1,667,821

Marsh & McLennan Cos., Inc. sr. unsec.
notes 5 3/8s, 2014	980,000	928,743

Merrill Lynch & Co., Inc. notes 5.45s, 2013	1,940,000	1,810,495

Merrill Lynch & Co., Inc. notes Ser. MTN,
6.15s, 2013 S	460,000	438,684

Merrill Lynch & Co., Inc. notes FRN Ser. MTN,
3s, 2011	835,000	745,015

Merrill Lynch & Co., Inc. sub. 7 3/4s, 2038	2,865,000	2,599,300

MetLife Capital Trust IV jr. sub. debs.
7 7/8s, 2067	5,200,000	4,794,660

Monumental Global Funding, Ltd. 144A notes
5 1/2s, 2013 (Cayman Islands) S	1,410,000	1,414,336

Nationwide Financial Services, Inc. notes
5 5/8s, 2015	465,000	462,505

CORPORATE BONDS AND	Principal
NOTES (13.8%)* cont.	amount	Value

Financial cont.
Nationwide Health Properties, Inc. notes
6 1/2s, 2011 R	$650,000	$659,467

Nationwide Health Properties, Inc.
unsec. notes 6 1/4s, 2013 R	1,130,000	1,109,971

Nationwide Mutual Insurance Co.
144A notes 8 1/4s, 2031	375,000	372,626

Nuveen Investments, Inc. sr. notes 5 1/2s, 2015	505,000	350,975

OneAmerica Financial Partners, Inc.
144A bonds 7s, 2033	1,240,000	1,283,260

Pacific Life Global Funding 144A notes
5.15s, 2013	1,525,000	1,514,632

ProLogis Trust sec. notes 6 5/8s, 2018	520,000	479,328

ProLogis Trust sr. notes 5 3/4s, 2016 R	375,000	350,673

Protective Life Secured Trusts sr. sec. notes
5.45s, 2012	840,000	824,322

Prudential Financial, Inc. jr. unsec. sub. notes
FRN 8 7/8s, 2038	115,000	111,299

Prudential Financial, Inc. notes Ser. MTN,
6s, 2017	845,000	805,543

Prudential Holdings LLC 144A bonds
8.695s, 2023	1,510,000	1,723,876

Regency Centers LP sr. unsec. 5 7/8s, 2017	650,000	598,826

Rouse Co LP/TRC Co-Issuer Inc. 144A sr.
notes 6 3/4s, 2013 R	695,000	584,428

Rouse Co. (The) notes 7.2s, 2012 R	645,000	563,361

Royal Bank of Scotland Group PLC jr. sub.
notes FRN Ser. MTN, 7.64s, 2049
(United Kingdom)	700,000	599,762

Simon Property Group LP sr. unsec. notes
6 1/8s, 2018	1,375,000	1,278,434

Simon Property Group LP unsub. bonds
5 3/4s, 2015 R	371,000	361,595

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	1,345,000	1,239,001

Sovereign Bancorp, Inc. sr. notes 4.8s, 2010	730,000	641,977

Sovereign Bank sub. notes 8 3/4s, 2018	3,925,000	3,401,319

State Street Capital Trust IV company guaranty
jr. unsec. sub. bond FRB 3.776s, 2037	925,000	688,934

Swiss Re Capital I LP 144A company guaranty
FRN 6.854s, 2049 (United Kingdom)	850,000	758,767

Travelers Cos., Inc. (The) sr. unsec. notes
6 1/4s, 2037	730,000	670,397

Travelers Cos., Inc. (The) sr. unsec. notes
5.8s, 2018	640,000	613,257

Unitrin, Inc. sr. notes 6s, 2017	740,000	613,510

Wachovia Bank NA sr. unsec. sub. notes
6.6s, 2038 S	693,000	544,692

Wachovia Bank NA sub. notes Ser. BKNT,
6s, 2017	2,310,000	2,007,956

Wachovia Corp. sr. unsec. notes Ser. MTN,
5 1/2s, 2013 S	925,000	854,047

Washington Mutual Bank/Henderson NV
sub. notes Ser. BKNT, 5.95s, 2013	780,000	538,200

Wells Fargo & Co. FRN 7.7s, 2049	552,000	523,008

Wells Fargo & Co. sr. notes 4 3/8s, 2013 S	2,120,000	2,016,911

Westfield Group sr. notes 5.7s, 2016 (Australia) S	875,000	785,966

Westpac Capital Trust III 144A sub. notes
FRN 5.819s, 2049	1,010,000	935,977

CORPORATE BONDS AND	Principal
NOTES (13.8%)* cont.	amount	Value

Financial cont.
Willis Group North America, Inc. company
guaranty 6.2s, 2017	$605,000	$563,540

ZFS Finance USA Trust I 144A bonds FRB
6 1/2s, 2037	2,130,000	1,837,108

		147,823,086
Health Care (0.4%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	3,535,000	3,296,168

AmerisourceBergen Corp. company guaranty
sr. unsec. notes 5 5/8s, 2012	20,000	19,928

AstraZeneca PLC sr. unsub. notes
5.9s, 2017 (United Kingdom)	1,805,000	1,855,944

Cardinal Health, Inc. sr. unsec. unsub. notes
5 1/2s, 2013	330,000	329,774

GlaxoSmith Kline Capital Inc, company
guaranty sr. notes 5.65s, 2018	1,840,000	1,839,812

Hospira, Inc. sr. notes 6.05s, 2017	560,000	540,595

Hospira, Inc. sr. notes 5.55s, 2012	785,000	776,668

UnitedHealth Group, Inc. sr. unsec. notes
6 7/8s, 2038	360,000	327,278

UnitedHealth Group, Inc. sr. unsec. notes
6s, 2018 S	525,000	502,252

UnitedHealth Group, Inc. sr. unsec. notes
5 1/2s, 2012	755,000	741,422

Ventas Realty LP/Capital Corp. sr. notes
6 3/4s, 2017 R	470,000	442,975

		10,672,816
Technology (0.4%)
Arrow Electronics, Inc. debs. 7 1/2s, 2027	760,000	737,122

Avnet, Inc. notes 6s, 2015	765,000	733,853

Computer Sciences Corp. sr. unsec. unsub.
notes 5s, 2013	65,000	63,130

Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6.8s, 2017 S	760,000	763,527

Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6 1/8s, 2012	760,000	760,056

IBM Corp. sr. unsec. notes 5.7s, 2017	1,820,000	1,847,075

Lexmark International Inc, sr. unsec. notes
5.9s, 2013	2,200,000	2,148,454

Motorola, Inc. sr. notes 8s, 2011	205,000	204,828

Motorola, Inc. sr. unsec. notes 6 5/8s, 2037	1,040,000	773,230

Motorola, Inc. sr. unsec. notes 6s, 2017	530,000	445,113

Tyco Electronics Group SA company guaranty
6.55s, 2017 (Luxembourg)	180,000	177,900

Tyco Electronics Group SA sr. unsec. notes
company guaranty 6s, 2012 (Luxembourg)	1,150,000	1,157,312

Xerox Corp. sr. notes 6.4s, 2016	1,030,000	1,015,864

Xerox Corp. sr. unsec. notes 6.35s, 2018	960,000	928,653

Xerox Corp. sr. unsec. notes 5 1/2s, 2012	665,000	653,337

		12,409,454
Transportation (0.4%)
American Airlines, Inc. pass-through certificates
Ser. 01-1, 6.817s, 2011	100,000	76,250

American Airlines, Inc. pass-through certificates
Ser. 01-2, 7.858s, 2011	525,000	483,000

Canadian National Railway Co. sr. unsec. unsub.
notes 5.55s, 2018 (Canada)	625,000	609,719

Continental Airlines, Inc. pass-through certificates
Ser. 98-3, 6.32s, 2008	2,895,000	2,876,906

Delta Air Lines, Inc. pass-through certificates
6.821s, 2022	899,876	740,148

CORPORATE BONDS AND	Principal
NOTES (13.8%)* cont.	amount	Value

Transportation cont.
Norfolk Southern Corp. sr. unsec. notes
5 3/4s, 2018	$1,215,000	$1,187,088

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	1,514,646	1,257,156

Ryder System, Inc. sr. unsec. unsub. notes
Ser. MTN, 6s, 2013	330,000	324,178

Southwest Airlines Co. pass-through
certificates 6.15s, 2022 S	845,102	794,619

Southwest Airlines Co. sr. unsec. unsub.
notes 6 1/2s, 2012	55,000	54,216

Union Pacific Corp. sr. unsub. notes 5 3/4s, 2017	750,000	728,432

Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	590,000	576,141

United AirLines, Inc. pass-through certificates
6.636s, 2022 S	680,293	555,010

		10,262,863
Utilities & Power (2.3%)
AEP Texas North Co. sr. notes Ser. B,
5 1/2s, 2013	905,000	893,368

American Water Capital Corp. sr. unsec. bond
6.593s, 2037	455,000	415,794

American Water Capital Corp. sr. unsec. bond
6.085s, 2017	510,000	489,340

Appalachian Power Co. sr. notes 5.8s, 2035	510,000	427,624

Arizona Public Services Co. notes 6 1/2s, 2012	1,040,000	1,050,691

Atmos Energy Corp. sr. unsub. notes
6.35s, 2017	905,000	888,070

Beaver Valley II Funding debs. 9s, 2017	1,327,000	1,426,843

Boardwalk Pipelines LP company guaranty
5 7/8s, 2016	1,950,000	1,856,013

Bruce Mansfield Unit pass-through certificates
6.85s, 2034	2,390,000	2,394,174

CenterPoint Energy Houston Electric, LLC
general ref. mtge. Ser. M2, 5 3/4s, 2014	110,000	109,585

CenterPoint Energy Resources Corp. notes
7 3/4s, 2011	1,060,000	1,097,291

CMS Energy Corp. unsub. notes 6.55s, 2017	50,000	47,938

Commonwealth Edison Co. 1st mtge.
6.15s, 2017	275,000	274,422

Commonwealth Edison Co. 1st mtge.
5.9s, 2036	1,145,000	1,022,995

Commonwealth Edison Co. 1st mtge. sec.
bond 5.8s, 2018	495,000	481,447

Consolidated Natural Gas Co. sr. notes
5s, 2014	530,000	502,915

Consumers Energy Co. 1st mtge. sec. bond
5.65s, 2018	1,805,000	1,773,651

Dayton Power & Light Co. (The) 1st mtge.
5 1/8s, 2013	826,000	834,585

Dominion Resources, Inc. jr. sub. notes FRN
6.3s, 2066	3,085,000	2,786,585

Dominion Resources, Inc. sr. unsec. unsub.
notes Ser. A, 5.6s, 2016	1,050,000	1,014,115

Duke Energy Carolinas LLC 1st mtge. sec.
bond 6.05s, 2038 S	630,000	611,732

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	1,675,000	1,688,408

E.ON International Finance BV 144A notes
5.8s, 2018 (Netherlands)	2,500,000	2,455,868

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	985,000	917,878

CORPORATE BONDS AND	Principal
NOTES (13.8%)* cont.	amount	Value

Utilities & Power cont.
FirstEnergy Corp. notes Ser. B, 6.45s, 2011	$862,000	$880,393

Florida Power Corp. 1st mtge. 6.35s, 2037	1,040,000	1,034,988

Florida Power Corp. 1st mtge. sec. bond
6.4s, 2038	1,810,000	1,820,415

Indianapolis Power & Light 144A 1st mtge.
6.3s, 2013	515,000	531,958

Indiantown Cogeneration LP 1st mtge. Ser.
A-10, 9.77s, 2020	775,000	817,788

Ipalco Enterprises, Inc. 144A sr. sec. notes
7 1/4s, 2016	170,000	170,425

ITC Holdings Corp. 144A notes 5 7/8s, 2016	1,090,000	1,051,902

ITC Holdings Corp. 144A sr. unsec. notes
6.05s, 2018	365,000	359,018

Kansas Gas & Electric bonds 5.647s, 2021	388,342	370,381

Kinder Morgan, Inc. notes 6s, 2017 S	545,000	535,094

Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	558,000	553,815

MidAmerican Energy Holdings Co. bonds
6 1/8s, 2036	2,345,000	2,202,302

MidAmerican Energy Holdings Co. sr. unsec.
bond 6 1/2s, 2037 S	380,000	374,787

National Fuel Gas Co. notes 5 1/4s, 2013	545,000	533,637

Nevada Power Co. general ref. mtge.
Ser. L, 5 7/8s, 2015	525,000	517,910

Northwestern Corp. sec. notes 5 7/8s, 2014	1,090,000	1,070,070

Oncor Electric Delivery Co. debs. 7s, 2022	675,000	651,241

Oncor Electric Delivery Co. sec. notes
7 1/4s, 2033	820,000	796,596

Pacific Gas & Electric Co. sr. unsec. notes
6.35s, 2038	350,000	345,150

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037 S	775,000	713,791

PacifiCorp Sinking Fund 1st mtge. 6 1/4s, 2037	520,000	499,358

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	1,085,000	1,065,553

Power Receivable Finance, LLC 144A sr.
notes 6.29s, 2012	760,183	778,184

PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	640,000	594,169

Public Service Co. of Colorado sr. notes
Ser. A, 6 7/8s, 2009	375,000	384,392

Public Service Co. of New Mexico sr. notes
4.4s, 2008	570,000	568,751

Puget Sound Energy, Inc. jr. sub. FRN Ser. A,
6.974s, 2067	1,185,000	1,029,469

Rockies Express Pipeline, LLC 144A sr. notes
7 1/2s, 2038	3,285,000	3,361,665

Rockies Express Pipeline, LLC 144A sr. notes
6.85s, 2018	470,000	479,106

Sierra Pacific Power Co. general ref. mtge.
Ser. P, 6 3/4s, 2037	1,760,000	1,714,944

Southern California Edison Co. 1st mtge.
Ser. 06-E, 5.55s, 2037	895,000	823,684

Southern California Edison Co. notes
6.65s, 2029	1,030,000	1,046,605

Southern Natural Gas. Co. 144A notes
5.9s, 2017	460,000	441,040

Spectra Energy Capital, LLC company guaranty
sr. unsec. unsub. notes 6.2s, 2018	1,080,000	1,043,345

Spectra Energy Capital, LLC sr. notes 8s, 2019	780,000	847,201

Spectra Energy Capital, LLC sr. unsec.
unsub. notes 5.668s, 2014	330,000	322,406

CORPORATE BONDS AND	Principal
NOTES (13.8%)* cont.	amount	Value

Utilities & Power cont.
Teco Finance, Inc. company guaranty sr.
unsec. unsub. notes 7.2s, 2011	$1,070,000	$1,100,763

TEPPCO Partners LP company guaranty
FRB 7s, 2067	595,000	514,228

TransAlta Corp. notes 5 3/4s, 2013 (Canada)	665,000	640,541

TransAlta Corp. sr. unsec. notes
6.65s, 2018 (Canada) S	2,175,000	2,143,913

TransCanada Pipelines, Ltd. jr. sub. FRN
6.35s, 2067 (Canada)	520,000	439,428

TransCanada Pipelines, Ltd. sr. unsec.
6.2s, 2037 (Canada)	890,000	809,378

Union Electric Co. 1st mtge. sr. sec. bond
6.7s, 2019 S	960,000	975,703

West Penn Power Co. 1st mtge. 5.95s, 2017	995,000	989,327

Westar Energy, Inc. 1st mtge. 5.15s, 2017	75,000	69,985

Westar Energy, Inc. 1st mtge. 5.1s, 2020	800,000	718,301

		64,194,432

Total corporate bonds and notes
(cost $413,124,823)		$388,614,003

ASSET-BACKED	Principal
SECURITIES (5.7%)*	amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 3.151s, 2035	$349,000	$164,030
FRB Ser. 05-4, Class A2C, 2.671s, 2035	302,000	268,780

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 2.611s, 2036	759,000	409,860
FRB Ser. 06-HE3, Class A2C, 2.611s, 2036	1,021,000	744,992

Ace Securities Corp. 144A Ser. 03-MH1,
Class M2, 6 1/2s, 2030	478,481	399,520

Advanta Business Card Master Trust FRB
Ser. 04-C1, Class C, 3.508s, 2013	210,000	188,748

Aegis Asset Backed Securities Trust 144A
Ser. 04-6N, Class Note, 4 3/4s, 2035	59,595	6

AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 2.893s, 2029	2,195,860	1,427,309

American Express Credit Account Master
Trust 144A Ser. 04-C, Class C, 2.958s, 2012	431,181	420,940

Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10, 4.961s, 2036	902,000	34,637
FRB Ser. 03-8, Class M2, 4.211s, 2033	483,788	106,433

AMP CMBS 144A FRB Ser. 06-1A, Class A,
3.526s, 2047 (Cayman Islands)	1,910,000	771,946

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,283,000	1,070,642
Ser. 04-1A, Class E, 6.42s, 2039	1,112,000	786,820

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 4.731s, 2033	53,720	7,521
FRB Ser. 06-W4, Class A2C, 2.621s, 2036	1,813,000	1,232,840

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 3.461s, 2033	524,512	262,256
FRB Ser. 05-WMC1, Class M1, 2.901s, 2035	564,000	389,160

Asset Backed Funding Corp. NIM Trust 144A
FRB Ser. 05-OPT1, Class B1, 4.961s, 2035	407,000	18,335

Asset Backed Securities Corp.
Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 2.651s, 2036	383,785	288,767
FRB Ser. 06-HE4, Class A5, 2.621s, 2036	1,346,000	1,009,500
FRB Ser. 06-HE7, Class A4, 2.601s, 2036	529,000	343,850

ASSET-BACKED	Principal
SECURITIES (5.7%)* cont.	amount	Value

Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 3.158s, 2033	$830,173	$738,854

BankAmerica Manufactured Housing
Contract Trust Ser. 97-2, Class M, 6.9s, 2028	732,000	928,401

Bay View Auto Trust Ser. 05-LJ2, Class D,
5.27s, 2014	420,000	409,500

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 3.483s, 2039	3,880,768	3,221,037
FRB Ser. 04-D, Class A, 2.85s, 2044	1,109,757	766,842

Bayview Financial Acquisition Trust 144A FRN
Ser. 04-B, Class M2, 6.26s, 2039	184,294	152,680

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 3.811s, 2038	670,724	491,305
FRB Ser. 03-SSRA, Class A, 3.161s, 2038	565,708	453,981
FRB Ser. 04-SSRA, Class A1, 3.061s, 2039	748,951	552,351

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 06-EC1, Class M9, 4.461s, 2035	698,000	13,960
FRB Ser. 06-PC1, Class M9, 4.211s, 2035	414,000	31,050
FRB Ser. 05-HE1, Class M3, 3.391s, 2035	489,000	161,370
FRB Ser. 03-3, Class A2, 3.051s, 2043	1,884,300	1,669,678
FRB Ser. 03-1, Class A1, 2.961s, 2042	449,859	373,543
FRB Ser. 05-3, Class A1, 2.911s, 2035	402,229	336,183

Bear Stearns Asset Backed Securities, Inc.
144A FRB Ser. 06-HE2, Class M10, 4.711s, 2036	251,000	19,286

Capital Auto Receivables Asset Trust 144A
Ser. 06-1, Class D, 7.16s, 2013	500,000	483,984
Ser. 05-1, Class D, 6 1/2s, 2011	1,442,000	1,345,285

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-OPT1, Class M1, 2.881s, 2035	324,987	210,478

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	5,472,549	437,804
Ser. 00-4, Class A6, 8.31s, 2032	7,799,483	6,122,595
Ser. 00-5, Class A6, 7.96s, 2032	3,340,612	2,522,162
Ser. 02-1, Class M1F, 7.954s, 2033	1,004,000	913,809
Ser. 01-4, Class A4, 7.36s, 2033	4,568,998	4,310,360
Ser. 00-6, Class A5, 7.27s, 2031	940,554	799,471
Ser. 01-1, Class A5, 6.99s, 2032	6,177,644	5,730,960
Ser. 01-3, Class A4, 6.91s, 2033	6,791,239	6,409,918
Ser. 02-1, Class A, 6.681s, 2033	4,855,732	4,790,653

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 2.981s, 2035	332,000	177,620
FRB Ser. 04-6, Class 2A5, 2.851s, 2034	888,046	697,116
FRB Ser. 05-14, Class 3A2, 2.701s, 2036	194,702	172,312

Credit-Based Asset Servicing and
Securitization 144A
Ser. 06-MH1, Class B1, 6 1/4s, 2036	359,000	251,300
Ser. 06-MH1, Class M1, 6 1/4s, 2036	485,000	395,275
Ser. 06-MH1, Class M2, 6 1/4s, 2036	214,000	171,200

Crest, Ltd. 144A Ser. 03-2A, Class D2,
6.723s, 2038 (Cayman Islands)	1,617,000	1,099,560

CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034	159,418	12,753

DB Master Finance, LLC 144A Ser. 06-1,
Class M1, 8.285s, 2031	373,000	305,297

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 3.131s, 2035	201,000	50,250

Fieldstone Mortgage Investment Corp. FRB
Ser. 05-1, Class M3, 3.001s, 2035	700,000	616,000

First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3,
2.611s, 2036	1,203,000	960,047

First Plus Home Loan Trust Ser. 97-3,
Class B1, 7.79s, 2023	258,206	244,008

ASSET-BACKED	Principal
SECURITIES (5.7%)* cont.	amount	Value

Fort Point CDO, Ltd. FRB Ser. 03-2A,
Class A2, 3.732s, 2038 (Cayman Islands)	$616,000	$61,600

Foxe Basin, Ltd. 144A FRB Ser. 03-1A, Class A1,
3.276s, 2015 (Cayman Islands)	2,000,000	1,930,000

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 2.791s, 2036	1,688,000	1,151,891
FRB Ser. 06-2, Class 2A3, 2.631s, 2036	3,141,000	2,340,045

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL,
4.461s, 2037 (Cayman Islands)	308,000	252,560

GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 3.761s, 2019	1,680,000	1,142,400
Ser. 04-1A, Class B, 3.333s, 2018	51,768	49,179

Gears Auto Owner Trust 144A Ser. 05-AA,
Class E1, 8.22s, 2012	1,962,000	1,838,058

GEBL 144A
Ser. 04-2, Class D, 5.221s, 2032	569,634	290,513
Ser. 04-2, Class C, 3.308s, 2032	213,440	143,005

Green Tree Financial Corp.
Ser. 96-5, Class M1, 8.05s, 2027	512,386	430,646
Ser. 99-5, Class A5, 7.86s, 2030	14,600,111	12,264,093
Ser. 97-2, Class A7, 7.62s, 2028	303,746	316,333
Ser. 97-4, Class A7, 7.36s, 2029	469,564	451,829
Ser. 95-8, Class B1, 7.3s, 2026	362,579	303,377
Ser. 96-10, Class M1, 7.24s, 2028	972,000	855,360
Ser. 97-3, Class A5, 7.14s, 2028	404,412	409,745
Ser. 98-4, Class A7, 6.87s, 2030	288,076	282,314
Ser. 97-7, Class A8, 6.86s, 2029	299,986	285,273
Ser. 99-3, Class A6, 6 1/2s, 2031	208,522	201,223
Ser. 98-6, Class A7, 6.45s, 2030	360,055	362,647
Ser. 99-2, Class A7, 6.44s, 2030	1,100,803	941,512
Ser. 99-1, Class A6, 6.37s, 2025	1,023,000	1,002,540

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	10,558,570	8,982,176
Ser. 99-5, Class M1A, 8.3s, 2026	488,000	440,750

GS Auto Loan Trust 144A Ser. 04-1, Class D,
5s, 2011	1,156,849	1,155,576

GSAMP Trust FRB Ser. 06-HE5, Class A2C,
2.611s, 2036	4,677,000	2,769,682

Guggenheim Structured Real Estate Funding,
Ltd. 144A
FRB Ser. 05-2A, Class D, 4.011s, 2030
(Cayman Islands)	1,141,000	619,449
FRB Ser. 05-1A, Class D, 3.991s, 2030
(Cayman Islands)	502,743	397,167

High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 3.284s, 2036
(Cayman Islands)	1,430,132	785,679

Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 2.791s, 2036	848,000	513,040

Hyundai Auto Receivables Trust Ser. 04-A,
Class D, 4.1s, 2011	28,166	28,103

JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11, 4.711s, 2035	645,000	32,250
FRB Ser. 06-FRE1, Class A4, 2.751s, 2035	716,000	456,808

Lehman Manufactured Housing Ser. 98-1,
Class 1, IO, 0.807s, 2028	14,116,388	124,224

Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	11,839,026	9,132,093
IFB Ser. 07-3, Class 4B, IO, 4.229s, 2037	4,398,639	361,329
FRB Ser. 07-6, Class 2A1, 2.671s, 2037	8,516,759	6,145,693

ASSET-BACKED	Principal
SECURITIES (5.7%)* cont.	amount	Value

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 5.461s, 2036
(Cayman Islands)	$2,585,000	$904,750
FRB Ser. 02-1A, Class FFL, 5.212s, 2037
(Cayman Islands)	5,220,000	2,349,000

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 3.081s, 2035	558,000	195,300
FRB Ser. 06-4, Class 2A4, 2.721s, 2036	813,000	411,386
FRB Ser. 06-1, Class 2A3, 2.651s, 2036	1,433,000	1,189,390

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 5.711s, 2032	4,059,503	2,861,897
FRB Ser. 02-A, Class M2, 4.711s, 2032	278,000	231,748
Ser. 02-A IO, 0.3s, 2032	121,804,459	1,514,517

Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	85,675	84,423
Ser. 04-2A, Class D, 5.389s, 2026	80,301	79,062
Ser. 04-2A, Class C, 4.741s, 2026	73,877	73,236
FRB Ser. 02-1A, Class A1, 3.158s, 2024	689,938	650,516

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 2.611s, 2036	424,000	225,031

Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	333,036	275,266
Ser. 10, Class B, 7.54s, 2036	612,796	507,699

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 3.141s, 2035	349,000	69,800
FRB Ser. 05-HE1, Class M3, 2.981s, 2034	349,000	139,600
FRB Ser. 06-NC4, Class M2, 2.761s, 2036	489,000	39,120

N-Star Real Estate CDO, Ltd. 144A FRB
Ser. 04-2A, Class C1, 4.46s, 2039
(Cayman Islands)	544,000	447,440

Navigator CDO, Ltd. 144A FRB Ser. 03-1A,
Class A1, 3.166s, 2015 (Cayman Islands)	388,697	379,290

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	247,676	225,002
Ser. 04-B, Class C, 3.93s, 2012	129,117	118,080

New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	1,559,412	1,325,500
FRB Ser. 03-4, Class M3, 4.511s, 2033	30,325	1,820

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 2.621s, 2036	1,010,000	880,316
FRB Ser. 06-2, Class A2C, 2.611s, 2036	1,010,000	739,001

Oakwood Mortgage Investors, Inc.
Ser. 00-D, Class A3, 6.99s, 2022	59,844	57,439
Ser. 01-D, Class A3, 5.9s, 2022	150,822	108,592
Ser. 02-C, Class A1, 5.41s, 2032	3,536,666	2,793,966

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	513,171	419,922
Ser. 01-B, Class A3, 6.535s, 2023	148,557	125,514

Ocean Star PLC 144A
FRB Ser. 04, Class D, 5.016s, 2018 (Ireland)	623,000	546,683
FRB Ser. 05-A, Class D, 4.216s, 2012 (Ireland)	696,000	556,800

Option One Mortgage Loan Trust FRB Ser. 05-4,
Class M11, 4.961s, 2035	216,000	23,760

Origen Manufactured Housing Ser. 04-B,
Class A2, 3.79s, 2017	108,818	104,444

Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4, 3.291s, 2036	227,000	63,560
FRB Ser. 04-WHQ2, Class A3A, 2.811s, 2035	164,648	145,713

Park Place Securities, Inc. 144A FRB
Ser. 04-MHQ1, Class M10, 4.961s, 2034	203,202	10,160

People’s Financial Realty Mortgage Securities
Trust FRB Ser. 06-1, Class 1A2, 2.591s, 2036	1,587,000	1,039,485

Permanent Financing PLC FRB Ser. 3, Class 3C,
3.846s, 2042 (United Kingdom)	1,300,000	1,293,559

ASSET-BACKED	Principal
SECURITIES (5.7%)* cont.	amount	Value

Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 3.813s, 2011
(United Kingdom)	$657,000	$560,495
FRB Ser. 04-2A, Class C, 3.66s, 2011
(United Kingdom)	912,000	742,466

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 2.651s, 2036	1,471,127	1,278,080
FRB Ser. 07-RZ1, Class A2, 2.621s, 2037	1,562,000	1,136,477

Residential Asset Securities Corp. FRB
Ser. 05-EMX1, Class M2, 3.191s, 2035	793,000	317,200

Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 5.211s, 2035	1,165,000	11,650
Ser. 04-NT, Class Note, 4 1/2s, 2034
(In default) †	76,375	2,291

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands) (In default) †	214,965	22

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 3.111s, 2035	349,000	87,250
FRB Ser. 07-NC2, Class A2B, 2.601s, 2037	1,468,000	968,880

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO,
2.671s, 2036	1,718,000	728,776
FRB Ser. 06-FRE1, Class A2B, 2.641s, 2036	807,000	544,725

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 2.631s, 2036	814,000	626,144
FRB Ser. 06-3, Class A3, 2.621s, 2036	4,702,000	3,708,279

Soundview Home Equity Loan Trust 144A
FRB Ser. 05-CTX1, Class B1, 4.961s, 2035	466,000	13,980

South Coast Funding 144A FRB Ser. 3A,
Class A2, 3.916s, 2038 (Cayman Islands)	470,000	2,350

Structured Asset Investment Loan Trust
FRB Ser. 06-BNC2, Class A6, 2.721s, 2036	814,000	356,643

Structured Asset Investment Loan Trust 144A
FRB Ser. 05-HE3, Class M11, 4.961s, 2035	832,386	12,070

Structured Asset Receivables Trust 144A
FRB Ser. 05-1, 3.286s, 2015	5,198,090	4,834,223

Structured Asset Securities Corp. 144A
Ser. 98-RF3, Class A, IO, 6.1s, 2028	2,652,148	253,980

TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	1,698,000	891,144

Wells Fargo Home Equity Trust FRB Ser. 07-1,
Class A3, 2.781s, 2037	359,000	186,770

WFS Financial Owner Trust Ser. 05-1,
Class D, 4.09s, 2012	68,556	68,088

Whinstone Capital Management, Ltd. 144A FRB
Ser. 1A, Class B3, 3.7s, 2044 (United Kingdom)	591,276	441,979

Total asset-backed securities
(cost $205,458,181)		$160,129,041

PURCHASED OPTIONS OUTSTANDING (1.7%)*	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the right to receive
a fixed rate of 5.37% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.37	$117,731,000	$5,944,238

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	117,731,000	5,861,826

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	117,731,000	5,861,826

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of
5.355% versus the three month USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	117,731,000	2,858,509

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the right to pay a
fixed rate of 5.37% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.37	117,731,000	2,806,707

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed rate
of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	117,731,000	2,858,509

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed rate
of 5.03% versus the three month USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.03	81,840,000	3,243,319

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed rate
of 5.03% versus the three month USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.03	81,840,000	3,010,894

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate
of 5.325% versus the three month USD-LIBOR-BBA maturing April 08, 2019.	Apr-09/5.325	54,984,000	2,719,509

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a fixed rate
of 5.315% versus the three month USD-LIBOR-BBA maturing on April 08, 2019.	Apr-09/5.315	54,984,000	2,689,267

Option on an interest rate swap with Deutschbank for the right to receive a fixed rate of 5.385%
versus the three month USD-LIBOR-BBA maturing April 16, 2019.	Apr-09/5.385	43,245,000	2,281,606

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the right to pay a
fixed rate of 5.315% versus the three month USD-LIBOR-BBA maturing February 7, 2023.	Feb-13/5.315	43,076,000	2,244,690

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the right to receive a
fixed rate of 5.315% versus the three month USD-LIBOR-BBA maturing February 7, 2023.	Feb-13/5.315	43,076,000	2,111,586

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed rate of
5.315% versus the three month USD-LIBOR-BBA maturing on April 08, 2019.	Apr-09/5.315	54,984,000	790,120

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of
5.325% versus the three month USD-LIBOR-BBA maturing April 08, 2019.	Apr-09/5.325	54,984,000	777,474

Option on an interest rate swap with Deutschbank for the right to pay a fixed rate of 5.385% versus the
three month USD-LIBOR-BBA maturing April 16, 2019.	Apr-09/5.385	43,245,000	573,861

Total purchased options outstanding (cost $46,702,032)			$46,633,941

SENIOR LOANS (1.0%)* [c]	Principal amount	Value

Basic Materials (0.1%)
Aleris International, Inc. bank term loan FRN Ser. B, 4 1/2s, 2013	$413,899	$355,263

Georgia-Pacific, LLC bank term loan FRN Ser. B, 4.449s, 2013	620,816	585,537

Momentive Performance Materials, Inc. bank term loan FRN 4 3/4s, 2013	615,780	562,412

NewPage Holding Corp. bank term loan FRN 6.563s, 2014	620,880	612,860

		2,116,072
Capital Goods (0.2%)
Allied Waste Industries, Inc. bank term loan FRN 6.82s, 2012	527,551	516,120

Allied Waste Industries, Inc. bank term loan FRN 4.228s, 2012	877,449	858,438

BE Aerospace, Inc. bank term loan FRN Ser. B, 5 3/4s, 2014	155,000	154,871

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN 2.601s, 2014	33,423	31,073

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN Ser. B, 4.801s, 2014	572,084	531,859

Polypore, Inc. bank term loan FRN Ser. B, 4.72s, 2014	620,864	580,508

Sequa Corp. bank term loan FRN 6.025s, 2014	1,070,211	1,010,457

Wesco Aircraft Hardware Corp. bank term loan FRN 5.06s, 2013	624,000	596,700

		4,280,026
Communication Services (0.2%)
Cricket Communications, Inc. bank term loan FRN Ser. B, 6 1/2s, 2013	620,832	606,260

Crown Castle International Corp. bank term loan FRN 4.301s, 2014	310,428	289,940

Intelsat Corp. bank term loan FRN Ser. B2, 5.288s, 2011	206,926	195,071

Intelsat Corp. bank term loan FRN Ser. B2-A, 5.288s, 2013	206,988	195,130

Intelsat Corp. bank term loan FRN Ser. B2-C, 5.288s, 2013	206,926	195,071

Level 3 Communications, Inc. bank term loan FRN 4.943s, 2014	624,000	563,160

SENIOR LOANS (1.0%)* [c] cont.	Principal amount	Value

Communication Services cont.
MetroPCS Wireless, Inc. bank term loan FRN 4.989s, 2013	$620,841	$589,255

PAETEC Holding Corp. bank term loan FRN Ser. B1, 4.983s, 2013	608,510	581,888

Time Warner Telecom, Inc. bank term loan FRN Ser. B, 4.49s, 2013	620,848	592,600

West Corp. bank term loan FRN 4.954s, 2013	622,424	557,556

		4,365,931
Consumer Cyclicals (0.2%)
Allison Transmission bank term loan FRN Ser. B, 5.322s, 2014	620,872	555,060

Aramark Corp. bank term loan FRN 2.025s, 2014	37,275	35,392

Aramark Corp. bank term loan FRN Ser. B, 4.676s, 2014	586,725	557,096

Dana Corp. bank term loan FRN 6 3/4s, 2015	620,880	573,150

Goodman Global Holdings, Inc. bank term loan FRN Ser. B, 7 1/2s, 2011	490,220	483,173

Goodyear Tire & Rubber Co. (The) bank term loan FRN 4.54s, 2010	624,000	572,520

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2, 5.8s, 2015	622,440	551,082

Lear Corp bank term loan FRN 5.132s, 2013	622,111	568,583

National Bedding Co. bank term loan FRN 4.602s, 2011	288,535	225,539

Navistar Financial Corp. bank term loan FRN 5.695s, 2012	166,400	153,296

Navistar International Corp. bank term loan FRN 6.191s, 2012	457,600	421,564

Ticketmaster bank term loan FRN Ser. B, 6.04s, 2014 U	450,000	450,000

Yankee Candle Co., Inc. bank term loan FRN 4.804s, 2014	370,000	332,383

		5,478,838
Consumer Staples (0.2%)
Affinion Group, Inc. bank term loan FRN Ser. B, 5.17s, 2013	624,000	595,400

Cablevision Systems Corp. bank term loan FRN 4.206s, 2013	620,824	587,584

Charter Communications, Inc. bank term loan FRN 4.8s, 2014	620,880	545,339

Cinemark USA, Inc. bank term loan FRN 4.533s, 2013	623,271	585,875

DirecTV Holdings, LLC bank term loan FRN 5 1/4s, 2013	1,350,000	1,346,625

Idearc, Inc. bank term loan FRN Ser. B, 4.787s, 2014	620,848	459,945

Pinnacle Foods Holding Corp. bank term loan FRN Ser. B, 5.433s, 2014	620,864	565,504

Spectrum Brands, Inc. bank term loan FRN 2.321s, 2013	39,838	37,482

Spectrum Brands, Inc. bank term loan FRN Ser. B1, 6.606s, 2013	581,201	515,816

Univision Communications, Inc. bank term loan FRN Ser. B, 5.124s, 2014	624,000	508,755

VNU Group BV bank term loan FRN Ser. B, 4.734s, 2013 (Netherlands)	620,842	576,607

		6,324,932
Financial (—%)
Lender Processing Services, Inc. bank term loan FRN Ser. B, 4.963s, 2014	840,000	837,900

		837,900
Health Care (—%)
Health Management Associates, Inc. bank term loan FRN 4.551s, 2014	592,964	547,010

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN 7.62s, 2014	39,891	36,966

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN Ser. B, 4.463s, 2014	432,330	400,625

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN Ser. DD, 4.463s, 2014	149,591	138,621

Sun Healthcare Group, Inc. bank term loan FRN 2.701s, 2014	104,035	97,013

Sun Healthcare Group, Inc. bank term loan FRN Ser. B, 4.726s, 2014	312,102	291,036

Sun Healthcare Group, Inc. bank term loan FRN Ser. DD, 4.912s, 2014	64,280	59,941

		1,571,212
Technology (0.1%)
First Data Corp. bank term loan FRN Ser. B1, 5.243s, 2014	618,882	568,856

Freescale Semiconductor, Inc. bank term loan FRN Ser. B, 4.221s, 2013	410,914	369,309

SunGard Data Systems, Inc. bank term loan FRN 4.508s, 2014	620,848	584,141

Travelport bank term loan FRN Ser. B, 4.733s, 2013	249,280	208,461

Travelport bank term loan FRN Ser. DD, 4.733s, 2013	372,837	310,386

		2,041,153
Transportation (—%)
Ceva Group PLC bank term loan FRN 7.208s, 2015 (Netherlands)	165,000	118,800

		118,800

SENIOR LOANS (1.0%)* [c] cont.	Principal amount	Value

Utilities & Power (—%)
Energy Future Holdings Corp. bank term loan FRN Ser. B2, 6.236s, 2014	$620,872	$583,398

NRG Energy, Inc. bank term loan FRN 4.451s, 2014	197,099	187,336

NRG Energy, Inc. bank term loan FRN 4.301s, 2014	402,375	382,445

		1,153,179

Total senior loans (cost $27,697,543)		$28,288,043

INVESTMENT COMPANIES (0.2%)*	Shares	Value

American Capital, Ltd. S	255,900	$5,199,888

Total investment companies (cost $8,684,325)		$5,199,888

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

Citigroup, Inc. Ser. T, $3.25 cv. pfd.	103,890	$4,558,174

Total convertible preferred stocks (cost $5,194,500)		$4,558,174

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Ford Motor Co. cv. sr. notes 4 1/4s, 2036	$4,519,000	$3,140,705

Total convertible bonds and notes (cost $4,519,000)		$3,140,705

MUNICIPAL BONDS AND NOTES (0.1%)*	Rating**	Principal amount	Value

Chicago, Transit Auth. Transfer Tax Receipts Rev. Bonds, Ser. B, 6.899s, 12/1/40	Aa3	$945,000	$959,525

MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A, 7.309s, 6/1/34	Baa3	980,000	876,208

Tobacco Settlement Fin. Auth. of WVA Rev. Bonds, Ser. A, 7.467s, 6/1/47	Baa3	1,440,000	1,286,366

Total municipal bonds and notes (cost $3,364,821)			$3,122,099

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

Raytheon Co.	6/16/11	$37.50	27,504	$566,857

Total warrants (cost $0)				$566,857

SHORT-TERM INVESTMENTS (11.0%)*	Principal amount/shares	Value

Short-term investments held as collateral for loaned securities with yields ranging from 2.00% to 2.96% and
due dates ranging from August 1, 2008 to September 26, 2008 [d]	$211,472,017	$211,207,870

Interest in $420,000,000 joint tri-party repurchase agreement dated July 31, 2008 with Deutsche Bank Securities due August 1, 2008 — maturity value of $25,901,583 for an effective yield of 2.2% (collateralized by various mortgage-backed securities with yields ranging from 4.0% to 8.5% and due dates ranging from
March 1, 2011 to August 1, 2038, valued at $426,310,111)	25,900,000	25,900,000

U.S. Treasury Bills for an effective yield of 1.68%, maturity date September 18, 2008 #	24,500,000	24,445,136

Putnam Prime Money Market Fund [e]	47,194,730	47,194,730

Total short-term investments (cost $308,747,736)		$308,747,736

TOTAL INVESTMENTS

Total investments (cost $4,762,397,082)		$4,577,321,537

Key to holding’s currency abbreviations

EUR	Euro

* Percentages indicated are based on net assets of $2,815,521,248.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at July 31, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at July 31, 2008 and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2008.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at July 31, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d See Note 1 to the financial statements.

e See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

F Is valued at fair value following procedures approved by the Trustees. (Note 1)

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at July 31, 2008.

U This security, in part or in entirety, represents unfunded loan commitments (Note 7).

At July 31, 2008, liquid assets totaling $750,926,681 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at July 31, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at July 31, 2008.

FORWARD CURRENCY CONTRACTS TO SELL at 7/31/08	Aggregate	Delivery	Unrealized
	face value	date	depreciation

Euro	$377,282	9/17/08	$(2,682)

Total			$(2,682)

FUTURES CONTRACTS OUTSTANDING at 7/31/08				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	483	$116,813,550	Jun-09	$627,036

Euro-Dollar 90 day (Short)	1,442	347,810,400	Sep-09	1,925,365

Euro-Dollar 90 day (Short)	1,347	323,818,800	Dec-09	2,156,286

Euro-Dollar 90 day (Short)	81	19,423,800	Mar-10	81,117

S&P 500 Index E-Mini (Long)	4,435	280,957,250	Sep-08	(15,749,408)

U.S. Treasury Bond 20 yr (Long)	3,044	351,582,000	Sep-08	6,829,406

U.S. Treasury Note 2 yr (Short)	16,833	3,568,596,000	Sep-08	(12,315,345)

U.S. Treasury Note 5 yr (Short)	12,410	1,381,678,984	Sep-08	(6,859,474)

U.S. Treasury Note 10 yr (Long)	9,144	1,049,988,375	Sep-08	14,278,278

U.S. Treasury Note 10 yr (Short)	33	3,789,328	Sep-08	(9,265)

Total				$(9,036,004)

WRITTEN OPTIONS OUTSTANDING at 7/31/08 (premiums received $43,872,569)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a
fixed rate of 5.31% versus the three month USD-LIBOR-BBA maturing on August 29, 2018.	$130,817,000	Aug-08/5.31	$6,472,825

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.31% versus the three month USD-LIBOR-BBA maturing on August 29, 2018.	130,817,000	Aug-08/5.31	56,251

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate
of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	92,650,000	Dec-08/5.00	2,923,108

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed
rate of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	92,650,000	Dec-08/5.00	1,375,853

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate
of 5.215% versus the three month USD-LIBOR-BBA maturing on February 18, 2020.	111,851,000	Feb-10/5.215	4,902,429

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate
of 5.22% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	71,681,000	Feb-10/5.22	3,157,548

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay
a fixed rate of 2.36% versus the three month USD-LIBOR-BBA maturing September 22, 2010.	259,127,000	Sep-08/2.36	12,956

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 2.36% versus the three month USD-LIBOR-BBA maturing September 22, 2010.	259,127,000	Sep-08/2.36	5,882,183

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed
rate of 5.215% versus the three month USD-LIBOR-BBA maturing on February 18, 2020.	111,851,000	Feb-10/5.215	3,684,372

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed
rate of 5.08% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	71,681,000	Feb-10/5.08	2,774,055

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed
rate of 5.08% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	71,681,000	Feb-10/5.08	2,730,329

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed
rate of 5.22% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	71,681,000	Feb-10/5.22	2,367,623

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	20,548,000	May-12/5.51	1,151,099

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed
rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	20,548,000	May-12/5.51	876,167

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay
a fixed rate of 5.515% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	10,274,000	May-12/5.515	578,323

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.515% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	10,274,000	May-12/5.515	436,748

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a
fixed rate of 5.52% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	4,109,500	May-12/5.52	231,694

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.52% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	4,109,500	May-12/5.52	173,955

Total			$39,787,518

TBA SALE COMMITMENTS OUTSTANDING at 7/31/08 (proceeds receivable $678,124,023)	Principal	Settlement
Agency	amount	date	Value

FNMA, 6 1/2s, August 1, 2038	$66,000,000	8/13/08	$67,742,809

FNMA, 6s, August 1, 2038	58,000,000	8/13/08	58,249,220

FNMA, 5 1/2s, August 1, 2038	377,000,000	8/13/08	368,870,938

FNMA, 5s, August 1, 2038	196,000,000	8/13/08	186,046,885

Total			$680,909,852

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/08

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$82,772,000	$—	1/28/24	3 month USD-LIBOR-BBA	5.2125%	$2,655,642

	34,964,000	—	5/23/10	3 month USD-LIBOR-BBA	3.155%	(81,825)

	58,967,000	—	6/6/18	4.6675%	3 month USD-LIBOR-BBA	(168,920)

	102,075,000	—	12/22/09	3.965%	3 month USD-LIBOR-BBA	(1,223,940)

	87,100,000	—	1/14/10	3 month USD-LIBOR-BBA	4.106%	1,161,468

	84,900,000	—	4/6/10	4.6375%	3 month USD-LIBOR-BBA	(2,976,043)

	14,800,000	—	7/18/13	4.14688%	3 month USD-LIBOR-BBA	8,962

	970,000	—	9/24/09	3 month USD-LIBOR-BBA	4.7375%	31,228

	20,610,000	—	6/17/15	4.555%	3 month USD-LIBOR-BBA	(196,002)

	7,440,000	—	6/23/15	4.466%	3 month USD-LIBOR-BBA	(28,119)

	3,070,000	—	6/23/15	4.45%	3 month USD-LIBOR-BBA	(8,604)

	3,720,000	—	6/24/15	4.39%	3 month USD-LIBOR-BBA	3,332

	53,000,000	—	10/21/15	4.943%	3 month USD-LIBOR-BBA	(2,255,108)

	4,636,000	—	10/3/16	5.15630%	3 month USD-LIBOR-BBA	(261,170)

	700,000	—	9/1/15	3 month USD-LIBOR-BBA	4.53%	13,316

	35,934,000	—	5/8/28	4.95%	3 month USD-LIBOR-BBA	8,921

Bear Stearns Bank plc
	63,600,000	—	4/24/12	5.027%	3 month USD-LIBOR-BBA	(3,191,040)

Citibank, N.A.
	65,000,000	—	7/21/18	4.80625%	3 month USD-LIBOR-BBA	(711,341)

	4,380,000	—	4/7/14	5.377%	3 month USD-LIBOR-BBA	(309,004)

	56,920,000	—	7/27/09	5.504%	3 month USD-LIBOR-BBA	(1,376,787)

	10,114,000	—	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(347,252)

	87,779,000	—	11/9/09	4.387%	3 month USD-LIBOR-BBA	(1,691,711)

	90,203,000	—	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(3,486,038)

	41,870,000	—	11/23/17	4.885%	3 month USD-LIBOR-BBA	(946,158)

	2,700,000	—	11/9/17	3 month USD-LIBOR-BBA	5.07641%	103,066

	51,736,000	—	12/24/09	3 month USD-LIBOR-BBA	3.8675%	545,680

	9,733,000	—	12/24/27	4.9425%	3 month USD-LIBOR-BBA	33,849

Credit Suisse First Boston International
	6,600,000	—	11/17/09	3.947%	3 month USD-LIBOR-BBA	(83,922)

Credit Suisse International
	3,922,000	—	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(217,798)

	16,000,000	—	7/29/18	3 month USD-LIBOR-BBA	4.75%	96,498

	3,843,000	—	3/21/16	3 month USD-LIBOR-BBA	5.20497%	232,243

	80,000,000	—	1/9/09	3 month USD-LIBOR-BBA	5.145%	876,869

	7,071,000	—	10/16/17	3 month USD-LIBOR-BBA	5.297%	452,539

	6,762,000	—	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(359,507)

Deutsche Bank AG
	8,000,000	—	7/10/13	3 month USD-LIBOR-BBA	4.149%	(678)

	16,000,000	—	7/29/18	3 month USD-LIBOR-BBA	4.75%	96,498

	16,169,000	—	10/16/17	3 month USD-LIBOR-BBA	5.297%	1,034,805

	11,100,000	—	11/7/17	3 month USD-LIBOR-BBA	5.056%	406,483

Goldman Sachs International
	25,439,000	—	3/11/38	5.029%	3 month USD-LIBOR-BBA	(425,458)

	13,650,000	—	4/2/18	4.076%	3 month USD-LIBOR-BBA	473,462

	137,156,000	—	4/3/18	3 month USD-LIBOR-BBA	4.19%	(3,488,096)

	69,773,000	—	4/8/10	3 month USD-LIBOR-BBA	2.64%	(289,762)

	43,068,000	—	4/23/18	4.43%	3 month USD-LIBOR-BBA	299,572

	59,528,000	—	5/19/18	4.525%	3 month USD-LIBOR-BBA	462,446

	71,732,000	—	5/30/28	5.014%	3 month USD-LIBOR-BBA	(505,677)

	376,000	—	4/11/12	3.1825%	3 month USD-LIBOR-BBA	6,766

	55,949,000	—	9/29/08	5.085%	3 month USD-LIBOR-BBA	(1,017,254)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/08 cont.

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$17,771,000	$—	9/29/16	3 month USD-LIBOR-BBA	5.1275%	$964,515

	4,331,000	—	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(289,215)

	34,600,000	—	7/25/09	5.327%	3 month USD-LIBOR-BBA	(783,807)

	161,722,000	—	11/20/08	5.16%	3 month USD-LIBOR-BBA	(1,866,564)

	36,385,000	—	11/20/26	3 month USD-LIBOR-BBA	5.261%	1,451,070

	158,394,000	—	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(1,781,471)

	35,081,000	—	11/21/26	3 month USD-LIBOR-BBA	5.2075%	1,166,468

	18,233,000	—	12/20/16	3 month USD-LIBOR-BBA	5.074%	685,363

	22,090,000	—	1/8/12	3 month USD-LIBOR-BBA	4.98%	801,029

	12,500,000	—	10/1/17	3 month USD-LIBOR-BBA	5.253%	769,830

	3,930,000	—	11/9/17	3 month USD-LIBOR-BBA	5.071%	148,359

	13,380,000	—	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(915,415)

	4,968,000	—	5/3/16	5.565%	3 month USD-LIBOR-BBA	(374,988)

	14,495,000	—	9/14/14	4.906%	3 month USD-LIBOR-BBA	(660,140)

	7,071,000	—	9/14/17	5.0625%	3 month USD-LIBOR-BBA	(339,325)

	72,398,100	—	9/19/09	3 month USD-LIBOR-BBA	4.763%	2,378,237

	108,912,400	—	9/21/09	3 month USD-LIBOR-BBA	4.60%	3,269,040

	30,314,000	—	9/21/17	5.149%	3 month USD-LIBOR-BBA	(1,627,159)

	1,990,000	—	11/9/17	3 month USD-LIBOR-BBA	5.08%	76,517

	205,784,000	—	1/16/18	5.790%	3 month USD-LIBOR-BBA	(18,276,134)

JPMorgan Chase Bank, N.A.
	17,320,000	—	2/15/18	3 month USD-LIBOR-BBA	5.34%	1,243,855

	5,125,000	—	2/15/13	3 month USD-LIBOR-BBA	3.585%	(54,204)

	8,200,000	—	2/15/18	3 month USD-LIBOR-BBA	4.422%	(29,002)

	5,125,000	—	2/15/13	3.585%	3 month USD-LIBOR-BBA	54,204

	8,200,000	—	2/15/18	4.422%	3 month USD-LIBOR-BBA	29,002

	40,500,000	—	4/23/17	5.186%	3 month USD-LIBOR-BBA	(2,252,618)

	57,486,000	—	8/15/11	5.412%	3 month USD-LIBOR-BBA	(3,768,675)

	306,762,000	—	3/5/18	4.325%	3 month USD-LIBOR-BBA	3,785,848

	63,909,000	—	3/7/18	4.45%	3 month USD-LIBOR-BBA	135,549

	50,608,000	—	3/12/18	3 month USD-LIBOR-BBA	4.4525%	(122,711)

	15,899,000	—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(198,921)

	113,217,000	—	3/11/38	5.03%	3 month USD-LIBOR-BBA	(1,910,934)

	230,165,000	—	3/15/10	3 month USD-LIBOR-BBA	2.5%	(1,354,185)

	111,087,000	—	3/20/13	3 month USD-LIBOR-BBA	3.145%	(3,624,244)

	157,185,000	—	3/20/13	3 month USD-LIBOR-BBA	3.13%	(5,235,811)

	55,034,000	—	3/25/10	3 month USD-LIBOR-BBA	2.325%	(539,596)

	92,513,000	—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	(896,088)

	183,000,000	—	1/17/16	4.946%	3 month USD-LIBOR-BBA	(5,477,410)

	4,639,000	—	9/18/16	5.291%	3 month USD-LIBOR-BBA	(309,420)

	154,761,000	—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	(2,096,833)

	65,551,000	—	9/28/08	5.096%	3 month USD-LIBOR-BBA	(1,204,951)

	58,275,000	—	5/23/10	3 month USD-LIBOR-BBA	3.16%	(130,583)

	60,000,000	—	6/13/13	4.47%	3 month USD-LIBOR-BBA	(961,503)

	126,500,000	—	3/7/15	3 month USD-LIBOR-BBA	4.798%	4,853,936

	61,200,000	—	6/27/17	3 month USD-LIBOR-BBA	5.712%	5,089,670

	76,820,000	—	7/5/17	3 month USD-LIBOR-BBA	4.55%	(294,607)

	44,550,000	—	10/10/13	5.054%	3 month USD-LIBOR-BBA	(2,363,741)

	61,990,000	—	10/10/13	5.09%	3 month USD-LIBOR-BBA	(3,411,878)

	35,000,000	—	6/27/18	3 month USD-LIBOR-BBA	4.8305%	503,460

	103,000,000	—	7/10/13	3 month USD-LIBOR-BBA	4.176%	117,523

	134,430,000	—	7/16/10	3 month USD-LIBOR-BBA	3.384%	(33,645)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/08 cont.

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$59,604,000	$—	7/22/10	3 month USD-LIBOR-BBA	3.565%	$179,174

	220,611,000	—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	395,398

	161,308,000	—	11/20/08	5.165%	3 month USD-LIBOR-BBA	(1,864,989)

	36,282,000	—	11/20/26	3 month USD-LIBOR-BBA	5.266%	1,469,089

	5,900,000	—	7/25/17	3 month USD-LIBOR-BBA	5.652%	452,221

	94,000,000	—	3/30/16	3 month USD-LIBOR-BBA	5.2755%	6,188,217

	5,472,000	—	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(200,318)

	9,442,000	—	1/19/17	3 month USD-LIBOR-BBA	5.249%	450,563

	37,105,000	—	1/19/09	5.24%	3 month USD-LIBOR-BBA	(420,184)

	65,346,000	—	1/31/17	3 month USD-LIBOR-BBA	5.415%	3,874,539

	89,553,000	—	3/8/17	3 month USD-LIBOR-BBA	5.28%	5,922,949

	20,829,000	—	9/28/16	3 month USD-LIBOR-BBA	5.1223%	1,128,552

	17,930,000	—	6/16/15	4.538%	3 month USD-LIBOR-BBA	(154,827)

	4,470,000	—	6/24/15	4.387%	3 month USD-LIBOR-BBA	4,822

	63,370,000	—	6/29/15	3 month USD-LIBOR-BBA	4.296%	(425,220)

	10,430,000	—	8/2/15	3 month USD-LIBOR-BBA	4.6570%	298,327

	179,500,000	—	8/13/12	3 month USD-LIBOR-BBA	5.2%	11,245,675

	32,041,000	—	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(2,154,597)

	8,923,000	—	8/29/17	5.263%	3 month USD-LIBOR-BBA	(580,980)

	108,912,400	—	9/21/09	3 month USD-LIBOR-BBA	4.6125%	3,289,052

	30,314,000	—	9/21/17	5.15%	3 month USD-LIBOR-BBA	(1,629,690)

	10,596,000	—	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(639,006)

	1,775,000	—	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(65,310)

	6,980,000	—	11/7/17	3 month USD-LIBOR-BBA	5.05771%	256,544

	87,779,000	—	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(1,705,222)

	90,203,000	—	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(3,535,284)

	57,843,000	—	12/11/17	3 month USD-LIBOR-BBA	4.65%	181,848

	9,733,000	—	12/24/27	4.9675%	3 month USD-LIBOR-BBA	3,037

	156,100,000	—	8/4/08	3 month USD-LIBOR-BBA	5.40%	3,115,925

	81,200,000	—	8/4/16	3 month USD-LIBOR-BBA	5.5195%	7,037,492

	47,810,000	—	10/21/15	4.916%	3 month USD-LIBOR-BBA	(1,950,371)

	72,119,000	—	1/18/18	4.27625%	3 month USD-LIBOR-BBA	2,050,261

	5,559,000	—	1/24/18	4.135%	3 month USD-LIBOR-BBA	220,789

	7,412,000	—	1/24/18	4.175%	3 month USD-LIBOR-BBA	271,498

	7,412,000	—	1/24/18	4.1625%	3 month USD-LIBOR-BBA	278,632

	167,546,000	—	1/31/18	3 month USD-LIBOR-BBA	4.25%	(5,178,795)

Lehman Brothers Special Financing, Inc.
	70,357,000	423,171	2/26/18	4.65%	3 month USD-LIBOR-BBA	(617,650)

	82,238,000	—	3/19/13	3 month USD-LIBOR-BBA	3.0675%	(2,971,867)

	457,729,000	—	3/20/13	3 month USD-LIBOR-BBA	3.13666%	(15,107,632)

	78,344,000	—	3/20/13	3 month USD-LIBOR-BBA	3.215%	(2,304,924)

	288,370,000	—	3/26/10	3 month USD-LIBOR-BBA	2.3525%	(2,687,890)

	288,370,000	—	3/26/10	3 month USD-LIBOR-BBA	2.395%	(2,449,244)

	111,087,000	—	3/20/13	3 month USD-LIBOR-BBA	3.07%	(4,005,597)

	168,421,000	—	3/20/13	3 month USD-LIBOR-BBA	3.06%	(6,149,823)

	551,000,000	—	3/25/13	3 month USD-LIBOR-BBA	3.2292%	(15,995,574)

	187,000,000	—	3/25/38	4.583%	3 month USD-LIBOR-BBA	10,307,773

	160,856,000	—	3/25/10	3 month USD-LIBOR-BBA	2.275%	(1,733,992)

	226,325,000	—	4/3/18	4.087%	3 month USD-LIBOR-BBA	7,658,659

	35,063,000	—	5/30/10	3 month USD-LIBOR-BBA	3.4275%	98,222

	15,365,000	—	4/16/18	3 month USD-LIBOR-BBA	4.405%	(132,944)

	47,842,000	—	4/19/38	4.8425%	3 month USD-LIBOR-BBA	731,160

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/08 cont.

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. cont.
	$35,440,000	$—	4/21/38	4.945%	3 month USD-LIBOR-BBA	$(23,913)

	86,500,000	—	5/29/12	5.28%	3 month USD-LIBOR-BBA	(4,424,666)

	43,076,000	—	5/18/18	4.2375%	3 month USD-LIBOR-BBA	1,315,152

	60,000,000	—	6/30/13	3 month USD-LIBOR-BBA	4.362%	622,003

	404,071,000	—	6/3/10	3 month USD-LIBOR-BBA	3.41%	852,846

	62,066,000	—	6/3/38	5.0975%	3 month USD-LIBOR-BBA	(949,572)

	39,024,000	—	6/10/38	5.1275%	3 month USD-LIBOR-BBA	(762,149)

	18,940,000	—	8/24/12	5.085%	3 month USD-LIBOR-BBA	(1,087,884)

	39,298,515	—	8/29/09	5.005%	3 month USD-LIBOR-BBA	(1,455,660)

	75,305,000	—	8/29/09	5.001%	3 month USD-LIBOR-BBA	(2,791,874)

	8,974,000	—	8/29/17	5.29125%	3 month USD-LIBOR-BBA	(605,114)

	10,100,871	—	8/29/12	5.075%	3 month USD-LIBOR-BBA	(575,211)

	27,000,000	—	6/26/13	3 month USD-LIBOR-BBA	4.465%	404,773

	104,000,000	—	7/10/13	3 month USD-LIBOR-BBA	4.176%	118,664

	29,149,000	—	7/17/18	3 month USD-LIBOR-BBA	4.715%	112,264

	1,100,000	—	7/18/18	3 month USD-LIBOR-BBA	4.625%	(3,787)

	14,000,000	—	7/29/18	3 month USD-LIBOR-BBA	4.75%	84,436

	24,300,000	—	8/4/13	3 month USD-LIBOR-BBA	4.158%	—

	91,930,000	—	12/28/16	5.084%	3 month USD-LIBOR-BBA	(3,472,053)

	2,443,839	—	8/29/17	3 month USD-LIBOR-BBA	5.32%	170,094

	153,985,000	—	8/3/08	3 month USD-LIBOR-BBA	5.425%	3,092,634

	150,213,000	—	8/3/11	5.445%	3 month USD-LIBOR-BBA	(10,087,153)

	267,010,000	—	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(24,056,165)

	135,710,000	—	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(9,523,460)

	111,090,000	—	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(6,006,931)

	46,981,000	—	10/23/08	3 month USD-LIBOR-BBA	5.26%	890,245

	18,884,000	—	10/23/16	3 month USD-LIBOR-BBA	5.3275%	1,262,259

	46,981,000	—	10/23/08	5.255%	3 month USD-LIBOR-BBA	(889,136)

	18,884,000	—	10/23/16	5.325%	3 month USD-LIBOR-BBA	(1,258,732)

	86,483,000	—	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(2,344,760)

	18,115,000	—	9/11/17	5.0525%	3 month USD-LIBOR-BBA	(859,847)

	48,265,400	—	9/19/09	3 month USD-LIBOR-BBA	4.755%	1,580,214

	108,912,400	—	9/24/09	3 month USD-LIBOR-BBA	4.695%	3,438,905

	30,314,000	—	9/24/17	5.285%	3 month USD-LIBOR-BBA	(1,952,827)

	10,114,000	—	10/26/12	4.61375%	3 month USD-LIBOR-BBA	(341,533)

	4,000,000	—	11/7/17	3 month USD-LIBOR-BBA	5.05521%	146,233

	87,779,000	—	11/9/09	4.403%	3 month USD-LIBOR-BBA	(1,712,466)

	90,203,000	—	11/9/17	5.067%	3 month USD-LIBOR-BBA	(3,377,316)

	3,470,000	—	11/9/17	3 month USD-LIBOR-BBA	5.068%	130,172

	40,788,000	—	12/11/17	3 month USD-LIBOR-BBA	4.839%	725,546

	51,736,000	—	12/24/09	3 month USD-LIBOR-BBA	3.84625%	529,546

	26,033,000	—	4/12/12	3 month USD-LIBOR-BBA	5.087%	1,378,334

	40,000	—	1/16/18	4.375%	3 month USD-LIBOR-BBA	828

	72,023,000	—	2/8/10	2.728%	3 month USD-LIBOR-BBA	59,195

	52,122,000	—	2/7/18	4.217%	3 month USD-LIBOR-BBA	1,050,522

	133,300,000	—	2/14/13	3.563%	3 month USD-LIBOR-BBA	1,538,102

	47,478,000	—	2/21/18	4.599%	3 month USD-LIBOR-BBA	(503,979)

	288,370,000	—	3/26/10	3 month USD-LIBOR-BBA	2.325%	(2,842,308)

Merrill Lynch Capital Services, Inc.
	10,114,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(342,616)

	223,165,000	—	5/19/10	3.2925%	3 month USD-LIBOR-BBA	(59,464)

	74,426,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	184,517

	18,100,000	—	11/6/17	5.00693%	3 month USD-LIBOR-BBA	(593,915)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/08 cont.

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
	$3,161,000	$ —	8/29/17	5.26021%	3 month USD-LIBOR-BBA	$(205,113)

	3,674,000	—	2/20/17	5.192%	3 month USD-LIBOR-BBA	(222,923)

Total						$(123,502,427)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/08

			Termi-			Unrealized
Swap	Notional		nation	Fixed payments received (paid)	Total return received by	appreciation/
counterparty	amount		date	by fund per annum	or paid by fund	(depreciation)

Credit Suisse International	$47,665,000	2F	8/1/08	(Beginning of period nominal spread of Lehman	The spread return of Lehman	$3,187,692
				Brothers AAA 8.5+ Commercial Mortgage	Brothers AAA 8.5+ CMBS Index
				Backed Securities Index minus 450 bp)	adjusted by modified duration
					factor

	95,078,000	2F	8/1/08	(Beginning of period nominal spread of Lehman	The spread return of Lehman	2,037,426
				Brothers AAA 8.5+ Commercial Mortgage	Brothers AAA 8.5+ CMBS Index
				Backed Securities Index minus 250 bp)	adjusted by modified duration
					factor

Deutsche Bank AG	333,285		10/29/08	6 month USD-LIBOR-BBA minus 55 bp	Moody’s Corp	21,999

	30,034,810		10/29/08	6 month USD-LIBOR-BBA minus 5 bp	S&P 500 /Citigroup Pure Value	4,800,395
					Index

	329,649		10/31/08	6 month USD-LIBOR-BBA minus 55 bp	Moody’s Corp	21,294

	30,039,561		10/31/08	6 month USD-LIBOR-BBA minus 5 bp	S&P 500 /Citigroup Pure Value	5,248,479
					Index

	30,367,636		10/31/08	(6 month USD-LIBOR-BBA plus 5 bp)	S&P 500 /Citigroup Pure Growth	(2,635,390)
					Index

	30,365,971		10/31/08	(6 month USD-LIBOR-BBA plus 5 bp)	S&P 500 /Citigroup Pure Growth	(2,325,505)
					Index

	30,038,079		11/4/08	6 month USD-LIBOR-BBA minus 5 bp	S&P 500 /Citigroup Pure Value	4,853,218
					Index

	30,369,187		11/4/08	(6 month USD-LIBOR-BBA plus 5 bp)	S&P 500 /Citigroup Pure Growth	(2,329,078)
					Index

	330,312		11/4/08	6 month USD-LIBOR-BBA minus 55 bp	Moody’s Corp	20,400

	104,461,064	F	1/7/09	(6 month USD-LIBOR-BBA plus 4 bp)	Russell 3000 Total Return	190,197
					Growth Fund

	104,458,426	F	1/7/09	6 month USD-LIBOR-BBA minus 4 bp	Russell 3000 Total Return	(1,298,541)
					Value Fund

Goldman Sachs International	3,843,000		9/15/11	678 bp (1 month USD-LIBOR-BBA)	Ford Credit Auto Owner Trust	(2,862)
					Series 2005-B Class D

	18,240,000	1F	11/2/08	20 bp plus change in spread of Banc of America	The spread return of Banc of	(306,286)
				Securities AAA 10 year index multiplied by the	America Securities – CMBS AAA
				modified duration factor	10 year Index

JPMorgan Chase Bank, N.A.	$14,595,000	1F	8/1/08	Change in spread of Lehman Brothers AAA 8.5+	The spread return of Lehman	(1,929,211)
				Commercial Mortgage Backed Securities Index	Brothers AAA 8.5+ CMBS Index
				minus 17.5 bp	adjusted by modified duration
					factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/08 cont.

			Termi-			Unrealized
Swap	Notional		nation	Fixed payments received (paid)	Total return received by	appreciation/
counterparty	amount		date	by fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special	$23,678,000	[2]	8/1/08	(Beginning of period nominal spread of Lehman	The spread return of Lehman	$(708,919)
Financing, Inc.				Brothers AAA 8.5+ Commercial Mortgage	Brothers AAA 8.5+ CMBS Index
				Backed Securities Index)	adjusted by modified duration
					factor
	20,718,000	[2]	9/1/08	(Beginning of period nominal spread of Lehman	The spread return of Lehman	(620,297)
				Brothers AAA 8.5+ Commercial Mortgage	Brothers AAA 8.5+ CMBS Index
				Backed Securities Index)	adjusted by modified duration
					factor
	42,382,000	[2]	9/1/08	(Beginning of period nominal spread of Lehman	The spread return of Lehman	1,036,113
				Brothers AAA 8.5+ Commercial Mortgage	Brothers AAA 8.5+ CMBS Index
				Backed Securities Index minus 250 bp)	adjusted by modified duration
					factor

	18,240,000	[2]	11/1/08	(Beginning of period nominal spread of Lehman	The spread return of Lehman	409,087
				Brothers AAA 8.5+ Commercial Mortgage Backed	Brothers AAA 8.5+ CMBS Index
				Securities Index minus 175 bp)	adjusted by modified duration factor

	63,100,000	1F	9/1/08	66.7 bp plus beginning of period nominal spread of	The spread return of Lehman	(8,036,291)
				Lehman Brothers AAA 8.5+ Commercial Mortgage	Brothers AAA 8.5+ CMBS Index
				Backed Securities Index	adjusted by modified duration factor

	21,365,000	[1]	8/1/08	Lehman Brothers SD CMBS AAA 8.5+ Index	The spread return of Lehman	(755,075)
				multiplied by the modified duration factor plus	Brothers SD CMBS AAA 8.5+
				40 bp	Index

	21,365,000	[1]	8/1/08	Lehman Brothers SD CMBS AAA 8.5+ Index	The spread return of Lehman	(744,333)
				multiplied by the modified duration factor plus	Brothers SD CMBS AAA 8.5+
				50 bp	Index

	54,137,000	[1]	8/1/08	Lehman Brothers SD CMBS AAA 8.5+ Index	The spread return of Lehman	(2,090,213)
				multiplied by the modified duration factor minus	Brothers SD CMBS AAA 8.5+
				25 bp	Index

Merrill Lynch Capital Services	176,973,205		8/13/08	(2.73%) 5.50%	FNMA 5.50% 30 YR TBA	(1,484,340)

Morgan Stanley Capital	54,959,000	[1]	8/1/08	Beginning of period nominal spread of Lehman	The spread return of Lehman	(2,379,164)
Services, Inc.				Brothers AAA 8.5+ Commercial Mortgage	Brothers AAA 8.5+ CMBS Index
				Backed Securities Index	adjusted by modified duration
					factor

Total						$(5,819,205)

F Is valued at fair value following procedures approved by the Trustees (Note 1).

1 Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

2 Fund pays the net fixed and total return payment if positive and receives the net fixed and total return payment if negative.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/08

				Fixed payments	Unrealized
	Upfront premium	Notional	Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX NA CMBX BBB Index	$4,742	$6,896,783	10/12/52	(134 bp)	$3,281,592

Financial Security Assurance Inc.	—	330,000	12/20/12	95 bp	(64,694)

Lehman Brothers Holdings, 6 5/8%, 1/18/12	—	1,585,000	9/20/13	269 bp	(31,468)

Marsh & Mclennan Co. Inc., 5 3/8%, 7/15/14	—	1,620,000	3/20/12	(95 bp)	(24,686)

Mattel, Inc., 7 1/4%, 7/9/12	—	330,000	3/20/13	(157.2 bp)	(13,205)

MeadWestvaco Corp., 6.85%, 4/1/12	—	155,000	3/20/18	(177 bp)	—

Ryder System Inc., 6.95%, 12/1/25	—	330,000	3/20/13	(135 bp)	(3,084)

Sealed Air Corp., 5 5/8%, 7/15/13	—	210,000	9/20/13	(169 bp)	145

Spectra Energy Capital, 6 1/4%, 2/15/13	—	330,000	9/20/14	(115 bp)	(5,145)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/08

					Fixed payments	Unrealized
	Upfront premium	Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Bear Stearns International, Ltd.
GATX Corp., 8.875%, 6/1/09	$—	$560,000		3/20/16	(100 bp)	$7,433

Citibank, N.A.

Arrow Electronic Inc., 6 7/8%, 6/1/18	—	730,000		3/20/13	(43 bp)	6,518

Conagra Foods Inc., 7%, 10/1/28	—	3,025,000		9/20/10	(27 bp)	2,223

DJ ABX HE AAA Index	493,295	2,641,776		5/25/46	11 bp	134,123

DJ ABX NA HE AAA Index	303,542	2,819,694		7/25/45	18 bp	(12,305)

DJ CDX NA HY Series 9 Index, 35-100% tranche	—	131,659,129	F	12/20/12	112 bp	(2,646,392)

Donnelley (R.R.) & Sons, 4.95%, 4/1/14	—	165,000		3/20/12	(102 bp)	2,249

Hartford Financial Services Group, 4 3/4%, 3/1/14	—	505,000		12/20/16	(75 bp)	9,438

International Lease Finance Corp., 4.15%, 1/20/15	—	210,000		6/20/13	(222.50 bp)	12,109

Lexmark International, Inc., 5.9%, 6/1/13	—	80,000		6/20/13	108.5 bp	(37)

Macy’s Retail Holdings, Inc., 6 5/8%, 4/1/11	—	60,000		6/20/11	(162 bp)	478

Marsh & Mclennan Co. Inc., 5 3/8%, 7/15/14	—	980,000		9/20/14	(105 bp)	(22,819)

Mohawk Industries, Inc., 7.2%, 4/15/12	—	235,000		3/20/16	(140 bp)	13,942

Motorola, Inc., 6.5%, 9/1/25	—	820,000		3/20/13	(79 bp)	71,068

Newell Rubbermaid, Inc., 6.35%, 7/15/28	—	160,000		6/20/13	(85 bp)	2,383

Qwest Capital Funding, 7 3/4%, 2/15/31	—	135,000		6/20/13	(263 bp)	4,972

Rexam PLC, 4 3/8%, 3/15/13	—	2,800,000		6/20/13	(145 bp)	51,527

Sara Lee Corp., 6 1/8%, 11/1/32	—	865,000		9/20/11	(43 bp)	1,360

Seat Pagine Gialle S.P.A., 8%, 4/30/14	—	55,000		3/20/13	815 bp	(1,500)

Yum! Brands Inc., 8 7/8%, 4/15/11	—	880,000		3/20/13	(65 bp)	12,172

Credit Suisse International

DJ ABX HE AAA Index	856,494	4,466,131	F	5/25/46	11 bp	255,002

DJ ABX NA HE AAA Index	27,585	224,211		7/25/45	18 bp	1,615

DJ ABX NA HE AAA Index	25,286	224,211		7/25/45	18 bp	(683)

DJ CMB NA CMBX AA Index	(201,182)	900,000	F	10/12/52	(25 bp)	(42,096)

DJ CMB NA CMBX AAA Index	6,576,590	39,512,000	F	12/13/49	8 bp	2,749,584

DJ CMB NA CMBX AAA Index	9,655,056	61,632,000		2/17/51	35 bp	4,221,334

DJ CMB NA CMBX AAA Index	(18,205)	219,000	F	12/13/49	(8 bp)	3,007

Southwest Airlines, 5 1/4%, 10/1/14	—	55,000		3/20/12	(190 bp)	(1,009)

Sprint Capital Corp, 8 3/8%, 3/15/12	—	2,655,000		6/20/12	(59 bp)	260,779

Xerox Corp., 6 7/8%, 8/15/11	—	665,000		6/20/12	(86.5 bp)	7,756

Deutsche Bank AG

CNA Financial Corp., 5.85%, 12/15/14	—	285,000		9/20/16	(155 bp)	(5,050)

DJ ABX NA CMBX AAA Index	154,944	2,570,000		2/17/51	35 bp	(67,664)

DJ ABX NA HE AAA Index	284,446	2,717,824		7/25/45	18 bp	(30,533)

DJ CDX NA IG Series 10 Index	804	40,000		6/20/13	(155 bp)	319

DJ CDX NA IG Series 9 Index 30-100% tranche	—	31,320,000		12/20/12	(27.2 bp)	204,287

DJ CDX NA IG Series 9 Index 30-100% tranche	—	2,250,000		12/20/12	(65 bp)	(19,970)

DJ iTraxx Europe Series 8 Version 1	(6,235)	65,000		12/20/12	(375 bp)	(1,785)

DJ iTraxx Europe Series 9 Version 1	15,712	230,000		6/20/13	(650 bp)	(4,019)

France Telecom, 7.25%, 1/28/13	—	1,870,000		6/20/16	70 bp	(24,746)

General Electric Capital Corp., 6%, 6/15/12	—	1,745,000		9/20/13	109 bp	(11,864)

Genworth Financial Inc., 5 3/4%, 6/15/14	—	210,000		6/20/18	(143 bp)	21,009

Grohe Holding GmBh, 8 5/8%, 10/1/14	—	15,000		6/20/09	400 bp	92

Grohe Holding GmBh, 8 5/8%, 10/1/14	—	55,000		6/20/09	400 bp	338

iStar Financial, Inc., 6%, 12/15/10	39,150	580,000		3/20/09	500 bp	11,646

Packaging Corporation of America, 5 3/4%, 8/1/13	—	345,000		9/20/13	(129 bp)	(2,744)

Pitney Bowes, Inc., 4 5/8%, 10/1/12	—	125,000		3/20/18	(95 bp)	(3,048)

PPG Industries, Inc., 7.05%, 8/15/09	—	185,000		3/20/18	(154 bp)	(8,156)

Reynolds American, Inc., 7 5/8%, 6/1/16	—	695,000		6/20/13	(105 bp)	2,800

Tyco Electronics Group, 6.55%, 10/1/17	—	180,000		12/20/17	(125.5 bp)	(2,809)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/08 cont.					Fixed payments	Unrealized
	Upfront premium	Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Goldman Sachs International
Any one of the underlying securities in the basket
of BB CMBS securities	$—	$8,582,000		a	2.461%	$(1,293,522)

CVS Caremark Corp., 4 7/8%, 9/15/14	—	15,000		9/20/13	(59 bp)	(11)

CVS Caremark Corp., 4 7/8%, 9/15/14	—	20,000		9/20/11	(50 bp)	68

DJ ABX HE A Index	1,048,040	1,564,000		1/25/38	369 bp	(374,238)

DJ ABX HE AAA Index	367,573	1,564,000		1/25/38	76 bp	(504,159)

DJ CDX NA CMBX AAA Index	65,836	1,800,000		3/15/49	7 bp	(72,856)

DJ CDX NA HY Series 9 Index 25-35% tranche	—	8,420,000		12/20/10	108.65 bp	(336,568)

DJ CDX NA HY Series 9 Index 25-35% tranche	—	31,320,000		12/20/10	249 bp	(199,352)

DJ CDX NA HY Series 9 Index 25-35% tranche	—	17,980,000		12/20/10	305 bp	126,729

DJ CDX NA HY Series 9 Index 25-35% tranche	—	3,930,000		12/20/10	435 bp	150,028

DJ CDX NA HY Series 9 Index 35-100% tranche	—	8,128,088		12/20/10	153.5 bp	109,899

DJ CDX NA IG Series 10 Index	(665,022)	90,110,000		6/20/13	155 bp	426,961

DJ CDX NA IG Series 10 Index	111,715	5,820,000		6/20/18	(150 bp)	(204)

DJ CDX NA IG Series 10 Index	(720,026)	56,037,000		6/20/13	155 bp	(40,951)

DJ CDX NA IG Series 10 Index	2,371,742	103,183,000		6/20/18	(150 bp)	387,533

DJ CDX NA IG Series 10 Index	(2,036,985)	103,565,000		6/20/13	155 bp	(781,950)

DJ CDX NA IG Series 10 Index	377,774	10,000,000		6/20/18	(150 bp)	185,474

DJ CDX NA IG Series 10 Index	1,043,106	101,200,000		6/20/18	(150 bp)	(852,370)

DJ CDX NA IG Series 10 Index 30-100% tranche	—	97,890,000		6/20/13	(44.25 bp)	(69,917)

DJ CDX NA IG Series 8 Index	1,214,746	86,745,000		6/20/18	(150 bp)	(453,361)

DJ CMB NA CMBX AAA Index	(526,385)	7,131,000	F	2/17/51	(35 bp)	73,139

Lehman Brothers Holdings, 6 5/8%, 1/18/12	—	1,585,000		9/20/17	(67.8 bp)	201,202

Merrill Lynch & Co., 5%, 1/15/15	—	1,585,000		9/20/17	(59.8 bp)	184,521

Rhodia SA, Euribor+275, 10/15/13	—	265,000		9/20/13	(387 bp)	7,545

SEAT Pagine Gialle, S.p.A., 8%, 4/30/14	—	45,000		3/20/13	680 bp	(4,326)

Wind Acquisition 9 3/4%, 12/1/15	—	45,000		3/20/13	597 bp	3,450

JPMorgan Chase Bank, N.A.
AllTel Corp., 7 7/8%, 7/1/32	—	75,000		9/20/12	(95 bp)	(409)

Anheuser-Busch Co., Inc. 5 5/8%, 10/1/10	—	215,000		3/20/17	(133 bp)	(4,831)

CenturyTel. Inc., 6%, 4/1/17	—	65,000		6/20/13	(95 bp)	1,888

Codere Finance (Luxembourg) S.A., 8.25%, 6/15/15	—	45,000		3/20/13	795 bp	5,440

DJ ABX HE AAA Index	543,147	2,832,203	F	5/25/46	11 bp	161,710

DJ CDX NA HY Series 9 Index 25-35% tranche	—	2,250,000		12/20/10	388.75 bp	60,987

DJ CDX NA HY Series 9 Index 25-35% tranche	—	8,633,000		12/20/10	105.5 bp	(351,615)

DJ CDX NA IG Series 9 Index	—	139,160,000	F	12/20/12	(13.55 bp)	1,743,385

DJ CMB NA CMBX AAA Index	677,817	5,680,000	F	2/17/51	35 bp	200,283

DJ CMB NA CMBX AAA Index	2,206,440	17,628,000	F	12/13/49	8 bp	499,048

DJ CMB NA CMBX AAA Index	613,474	5,618,000	F	2/17/51	35 bp	141,152

DJ iTraxx Europe Crossover Series 8 Version 1	(24,051)	180,000		12/20/12	(375 bp)	(11,727)

Expedia, Inc., 7.456%, 8/15/18	—	40,000		9/20/13	(300 bp)	(270)

Freeport-McMoRan Copper & Gold, Inc., 8 3/8%, 4/1/17	—	120,000		6/20/12	(145 bp)	(273)

GMAC, LLC, 6 7/8%, 8/28/12	23,000	400,000		3/20/09	500 bp	(2,065)

iStar Financial, Inc., 6%, 12/15/10	39,200	560,000		3/20/09	500 bp	5,568

Lexmark International, Inc., 5.9%, 6/1/13	—	75,000		6/20/13	(113 bp)	(186)

Lexmark International, Inc., 5.9%, 6/1/13	—	1,905,000		6/20/13	(113 bp)	(4,662)

Lexmark International, Inc., 5.9%, 6/1/13	—	140,000		6/20/13	(113 bp)	(312)

Nextel Communications, 7 3/8%, 8/1/15	—	600,000		9/20/13	(540 bp)	(20,124)

Washington Mutual, Inc., 5 1/4%, 9/15/17	—	780,000		9/20/13	(785 bp)	33,003

Lehman Brothers Special Financing, Inc.
Cadbury Scheppes US Finance, 5 1/8%, 10/1/13	—	230,000		10/20/13	(70 bp)	114

DJ ABX HE A Index	1,048,040	1,564,000		1/25/38	369 bp	(368,849)

DJ ABX HE A Index	1,089,065	1,567,000		1/25/38	369 bp	(330,542)

DJ ABX HE AAA Index	367,573	1,564,000		1/25/38	76 bp	(495,346)

DJ ABX HE AAA Index	438,760	1,567,000		1/25/38	76 bp	(426,381)

DJ ABX HE PEN AAA Index	206,062	2,887,916		5/25/46	11 bp	(171,297)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/08 cont.					Fixed payments	Unrealized
	Upfront premium	Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. cont.
DJ ABX HE PEN AAA Index	$210,604	$2,899,789		5/25/46	11 bp	$(168,358)

DJ CDX NA CMBX AA Index	(76,552)	2,416,000	F	3/15/49	(15 bp)	535,830

DJ CDX NA HY Series 8 Index 35-60% tranche	—	30,983,000		6/20/12	104 bp	(2,501,181)

DJ CDX NA HY Series 9 Index 25-35% tranche	—	34,100,000		12/20/10	104.5 bp	(1,397,105)

DJ CDX NA HY Series 9 Index 25-35% tranche	—	34,100,000		12/20/10	90 bp	(1,515,404)

DJ CDX NA HY Series 9 Index 25-35% tranche	—	31,320,000		12/20/10	266 bp	(71,932)

DJ CDX NA HY Series 9 Index 25-35% tranche	—	62,640,000		12/20/10	295 bp	291,380

DJ CDX NA IG Series 10 Index	853,067	45,580,000		6/20/18	(150 bp)	(23,436)

DJ CDX NA IG Series 10 Index	356,809	23,585,000		6/20/18	(150 bp)	(96,730)

DJ CDX NA IG Series 10 Index	1,453	80,000		6/20/13	(155 bp)	484

DJ CDX NA IG Series 10 Index 30-100% tranche	—	48,198,150		6/20/13	(42 bp)	49,900

DJ CDX NA IG Series 9 Index	(830,901)	17,938,500		12/20/17	(80 bp)	(203,472)

DJ CMB NA CMBX AAA Index	(2,241,641)	25,188,500	F	12/13/49	(8 bp)	198,037

DJ LCDX NA Series 9 Index, 30-100% tranche	—	17,050,000	F	12/20/12	96 bp	97,952

Domtar Corp., 7 1/8%, 8/15/15	—	310,000		12/20/11	(250 bp)	5,070

Embarq Corp., 7.082%, 6/1/16	—	405,000		6/20/13	(237 bp)	(112)

Expedia, Inc., 7.456%, 8/15/18	—	60,000		9/20/13	(305 bp)	(536)

General Electric Capital Corp., 6%, 6/15/12	—	3,490,000		9/20/13	115 bp	(10,667)

Goldman Sachs Group, Inc., 6.6%, 1/15/12	—	1,585,000		9/20/17	(58 bp)	78,685

Hanson Plc, 7 7/8%, 9/27/10	—	175,000		9/20/16	(140 bp)	(114)

International Lease Finance Corp., 4.15%, 1/20/15	—	75,000		12/20/13	(165 bp)	5,853

Morgan Stanley Dean Witter, 6.6%, 4/1/12	—	1,585,000		9/20/17	(60.5 bp)	171,852

Morgan Stanley Dean Witter, 6.6%, 4/1/12	—	1,585,000		9/20/12	48 bp	(114,865)

Motorola, Inc., 6 1/2%, 9/1/25	—	205,000		11/20/11	(335 bp)	(5,025)

Telecom Italia SPA, 5 3/8%, 1/29/19	—	145,000		7/20/11	(105 bp)	(345)

Telecom Italia SPA, 5 3/8%, 1/29/19	—	300,000		7/20/11	(108 bp)	(969)

US Steel Corp., 6.65%,6/1/37	—	215,000		3/20/18	(141 bp)	3,677

Yum! Brands, Inc., 8 7/8%, 4/15/11	—	160,000		3/20/18	(130 bp)	(2,011)

Merrill Lynch International
AllTel Corp., 7 7/8%, 7/1/32	—	525,000		9/20/12	(97 bp)	(3,172)

AmerisourceBergen Corp., 5 7/8%, 9/15/15	—	20,000		9/20/12	(65 bp)	(89)

Block Financial LLC. 5 1/8%, 10/30/14	—	195,000		12/20/14	(69 bp)	3,702

Computer Sciences Corp, 5%, 2/15/13	—	65,000		3/20/13	(66 bp)	(181)

KinderMorgan, 6 1/2%, 9/1/12	—	558,000		9/20/12	(128 bp)	(934)

MGM Mirage Inc., 5 7/8%, 2/27/14	—	130,000		9/20/10	(470 bp)	1,531

Supervalu, Inc., 7 1/2%, 05/15/12	—	520,000		8/1/09	(90 bp)	3,211

Morgan Stanley Capital Services, Inc.
DJ ABX NA CMBX AAA Index	1,520,729	21,365,000		3/15/49	7 bp	(89,503)

DJ CDX NA IG Series 10 Index	436,487	22,404,500		6/20/18	(150 bp)	5,648

DJ CDX NA IG Series 10 Index	2,530,536	129,700,000		6/20/18	(150 bp)	36,404

DJ CDX NA IG Series 10 Index 30-100% tranche	—	39,512,000		6/20/13	(52 bp)	(158,077)

DJ CDX NA IG Series 10 Index 30-100% tranche	—	45,345,000		6/20/13	(38.6 bp)	89,919

DJ CMB NA CMBX AA Index	(256,903)	1,126,000	F	10/12/52	(25 bp)	(57,869)

DJ CMB NA CMBX AAA Index	(59,516)	920,000		12/13/49	(8 bp)	33,331

DJ CMB NA CMBX AAA Index	1,799,644	14,716,500		2/17/51	35 bp	524,320

DJ CMB NA CMBX AAA Index	2,901,410	21,796,000		12/13/49	8 bp	701,742

UBS, AG
Cardinal Health Inc., 5.85%, 12/15/17	—	330,000		6/20/13	(49 bp)	(1,393)

Starwood Hotels & Resort, 7 7/8%, 5/1/12	—	710,000	F	6/20/12	(195 bp)	4,530

Total						$2,257,820

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

a Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

F Is valued at fair value following procedures approved by the Trustees (Note 1).

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/08

ASSETS

Investment in securities, at value, including $204,794,302 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,715,202,352)	$4,530,126,807
Affiliated issuers (identified cost $47,194,730) (Note 5)	47,194,730

Cash	2,763,287

Dividends, interest and other receivables	17,563,124

Receivable for shares of the fund sold	3,458,333

Receivable for securities sold	2,386,545

Receivable for sales of delayed delivery securities
(Notes 1, 6 and 7)	679,632,920

Receivable for custodian fees (Note 2)	62,095

Premium paid on swap contracts (Note 1)	7,663,604

Unrealized appreciation on swap contracts (Note 1)	164,056,807

Receivable for closed swap contracts (Note 1)	3,820,661

Total assets	5,458,728,913

LIABILITIES

Payable for variation margin (Note 1)	9,731,504

Payable for securities purchased	3,136,590

Payable for purchases of delayed delivery securities
(Notes 1, 6 and 7)	1,335,582,550

Payable for shares of the fund repurchased	22,057,283

Payable for compensation of Manager (Notes 2 and 5)	3,951,679

Payable for investor servicing fees (Note 2)	580,749

Payable for Trustee compensation and expenses (Note 2)	473,912

Payable for administrative services (Note 2)	9,106

Payable for distribution fees (Note 2)	769,197

Payable for open forward currency contracts (Note 1)	2,682

Premiums received on swap contracts (Note 1)	43,324,666

Written options outstanding, at value
(premiums received $43,872,569) (Notes 1 and 3)	39,787,518

Unrealized depreciation on swap contracts (Note 1)	291,120,619

TBA sales commitments, at value (proceeds receivable
$678,124,023) (Note 1)	680,909,852

Collateral on securities loaned, at value (Note 1)	211,207,870

Other accrued expenses	561,888

Total liabilities	2,643,207,665

Net assets	$2,815,521,248

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,153,803,391

Undistributed net investment income (Note 1)	5,789,547

Accumulated net realized loss on investments (Note 1)	(24,192,868)

Net unrealized depreciation of investments and
assets and liabilities in foreign currencies	(319,878,822)

Total — Representing net assets applicable
to capital shares outstanding	$2,815,521,248

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,173,290,742 divided by 155,292,045 shares)	$13.99

Offering price per class A share (100/94.25 of $13.99)*	$14.84

Net asset value and offering price per class B share
($206,269,262 divided by 14,909,858 shares)**	$13.83

Net asset value and offering price per class C share
($46,133,989 divided by 3,319,753 shares)**	$13.90

Net asset value and redemption price per class M share
($128,093,811 divided by 9,267,660 shares)	$13.82

Offering price per class M share (100/96.50 of $13.82)*	$14.32

Net asset value, offering price and redemption price per class R share
($4,274,441 divided by 306,564 shares)	$13.94

Net asset value, offering price and redemption price per class Y share
($257,459,003 divided by 18,337,858 shares)	$14.04

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/08

INVESTMENT INCOME

Interest (including interest income of $4,377,024
from investments in affiliated issuers) (Note 5)	$120,582,077

Dividends	54,216,787

Securities lending	885,541

Total investment income	175,684,405

EXPENSES

Compensation of Manager (Note 2)	18,319,447

Investor servicing fees (Note 2)	7,954,095

Custodian fees (Note 2)	150,393

Trustee compensation and expenses (Note 2)	113,181

Administrative services (Note 2)	72,812

Distribution fees — Class A (Note 2)	7,058,533

Distribution fees — Class B (Note 2)	3,103,774

Distribution fees — Class C (Note 2)	610,653

Distribution fees — Class M (Note 2)	1,183,466

Distribution fees — Class R (Note 2)	11,733

Other	1,163,454

Non-recurring costs (Notes 2 and 8)	7,057

Costs assumed by Manager (Notes 2 and 8)	(7,057)

Fees waived and reimbursed by Manager (Note 5)	(83,535)

Total expenses	39,658,006

Expense reduction (Note 2)	(957,357)

Net expenses	38,700,649

Net investment income	136,983,756

Net realized loss on investments (Notes 1 and 3)	(7,739,297)

Net increase from payments by affiliates (Note 2)	868,965

Net realized gain on swap contracts (Note 1)	9,481,015

Net realized gain on futures contracts (Note 1)	55,765,481

Net realized gain on foreign currency transactions (Note 1)	2,868

Net realized loss on written options (Notes 1 and 3)	(15,159,200)

Net unrealized depreciation of assets and liabilities in
foreign currencies during the year	(2,682)

Net unrealized depreciation of investments, futures
contracts, swap contracts, written options, and
TBA sale commitments during the year	(609,525,857)

Net loss on investments	(566,308,707)

Net decrease in net assets resulting from operations	$(429,324,951)

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/08	7/31/07

Operations:

Net investment income	$136,983,756	$113,445,000

Net realized gain on investments and foreign
currency transactions	43,219,832	487,497,756

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(609,528,539)	(121,479,001)

Net increase (decrease) in net assets
resulting from operations	(429,324,951)	479,463,755

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(110,582,286)	(91,249,673)

Class B	(9,668,928)	(10,953,381)

Class C	(1,904,069)	(1,475,085)

Class M	(5,379,758)	(4,389,598)

Class R	(75,390)	(46,016)

Class Y	(14,153,388)	(14,027,385)

Net realized short-term gain on investments

Class A	(100,322,461)	(49,126,952)

Class B	(11,660,603)	(8,659,988)

Class C	(2,208,422)	(1,078,286)

Class M	(5,622,960)	(2,920,573)

Class R	(65,959)	(25,984)

Class Y	(12,111,818)	(7,848,561)

From net realized long-term gain on investments

Class A	(161,440,412)	(209,675,856)

Class B	(18,764,418)	(36,961,186)

Class C	(3,553,826)	(4,602,171)

Class M	(9,048,552)	(12,465,127)

Class R	(106,143)	(110,903)

Class Y	(19,490,519)	(33,497,980)

Redemption fees (Note 1)	5,227	9,895

Decrease from capital share transactions
(Note 4)	(501,093,133)	(291,093,564)

Total decrease in net assets	(1,416,572,769)	(300,734,619)

NET ASSETS

Beginning of year	4,232,094,017	4,532,828,636

End of year (including undistributed net
investment income of $5,789,547 and
$19,171,952, respectively)	$2,815,521,248	$4,232,094,017

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a,d]	on investments	operations	investment income	investments	distributions	fees [g]	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
July 31, 2008	$18.10	.61	(2.55)	(1.94)	(.64)	(1.53)	(2.17)	—	$13.99	(11.84)	$2,173,291	1.00	3.80	123.75 [h]
July 31, 2007	18.21	.48	1.46	1.94	(.52)	(1.53)	(2.05)	—	18.10	10.99	3,184,271.96		2.61	144.33 [h]
July 31, 2006	18.40	.42 [e]	.27	.69	(.50)	(.38)	(.88)	—	18.21	3.89 [e]	3,155,761	.90 [e]	2.31 [e]	117.11 [h]
July 31, 2005	16.91	.35 [f]	1.47	1.82	(.33)	—	(.33)	—	18.40	10.89	3,458,405.98		1.97 [f]	169.29 [h]
July 31, 2004	15.72	.32	1.20	1.52	(.33)	—	(.33)	—	16.91	9.77	3,322,532	1.00	1.90	165.66

Class B
July 31, 2008	$17.90	.48	(2.52)	(2.04)	(.50)	(1.53)	(2.03)	—	$13.83	(12.50)	$206,269	1.75	2.99	123.75 [h]
July 31, 2007	18.02	.33	1.46	1.79	(.38)	(1.53)	(1.91)	—	17.90	10.15	413,532	1.71	1.82	144.33 [h]
July 31, 2006	18.22	.28 [e]	.26	.54	(.36)	(.38)	(.74)	—	18.02	3.05 [e]	624,026	1.65 [e]	1.58 [e]	117.11 [h]
July 31, 2005	16.73	.21 [f]	1.48	1.69	(.20)	—	(.20)	—	18.22	10.17	917,951	1.73	1.22 [f]	169.29 [h]
July 31, 2004	15.56	.19	1.19	1.38	(.21)	—	(.21)	—	16.73	8.88	1,095,665	1.75	1.16	165.66

Class C
July 31, 2008	$17.97	.49	(2.52)	(2.03)	(.51)	(1.53)	(2.04)	—	$13.90	(12.41)	$46,134	1.75	3.03	123.75 [h]
July 31, 2007	18.09	.34	1.45	1.79	(.38)	(1.53)	(1.91)	—	17.97	10.16	69,893	1.71	1.86	144.33 [h]
July 31, 2006	18.30	.28 [e]	.25	.53	(.36)	(.38)	(.74)	—	18.09	3.01 [e]	70,192	1.65 [e]	1.56 [e]	117.11 [h]
July 31, 2005	16.81	.21 [f]	1.48	1.69	(.20)	—	(.20)	—	18.30	10.14	77,024	1.73	1.22 [f]	169.29 [h]
July 31, 2004	15.63	.19	1.20	1.39	(.21)	—	(.21)	—	16.81	8.92	75,185	1.75	1.16	165.66

Class M
July 31, 2008	$17.89	.53	(2.52)	(1.99)	(.55)	(1.53)	(2.08)	—	$13.82	(12.23)	$128,094	1.50	3.31	123.75 [h]
July 31, 2007	18.02	.38	1.45	1.83	(.43)	(1.53)	(1.96)	—	17.89	10.42	176,993	1.46	2.10	144.33 [h]
July 31, 2006	18.22	.33 [e]	.26	.59	(.41)	(.38)	(.79)	—	18.02	3.34 [e]	187,338	1.40 [e]	1.81 [e]	117.11 [h]
July 31, 2005	16.74	.26 [f]	1.47	1.73	(.25)	—	(.25)	—	18.22	10.39	215,816	1.48	1.47 [f]	169.29 [h]
July 31, 2004	15.57	.23	1.19	1.42	(.25)	—	(.25)	—	16.74	9.18	217,046	1.50	1.40	165.66

Class R
July 31, 2008	$18.04	.57	(2.54)	(1.97)	(.60)	(1.53)	(2.13)	—	$13.94	(12.04)	$4,274	1.25	3.66	123.75 [h]
July 31, 2007	18.15	.44	1.46	1.90	(.48)	(1.53)	(2.01)	—	18.04	10.76	2,044	1.21	2.38	144.33 [h]
July 31, 2006	18.36	.36 [e]	.27	.63	(.46)	(.38)	(.84)	—	18.15	3.57 [e]	1,525	1.15 [e]	2.00 [e]	117.11 [h]
July 31, 2005	16.89	.30 [f]	1.48	1.78	(.31)	—	(.31)	—	18.36	10.63	726	1.23	1.67 [f]	169.29 [h]
July 31, 2004	15.70	.21	1.29	1.50	(.31)	—	(.31)	—	16.89	9.60	127	1.25	1.33	165.66

Class Y
July 31, 2008	$18.15	.66	(2.55)	(1.89)	(.69)	(1.53)	(2.22)	—	$14.04	(11.57)	$257,459.75		4.05	123.75 [h]
July 31, 2007	18.26	.53	1.46	1.99	(.57)	(1.53)	(2.10)	—	18.15	11.24	385,361.71		2.86	144.33 [h]
July 31, 2006	18.46	.47 [e]	.26	.73	(.55)	(.38)	(.93)	—	18.26	4.09 [e]	493,985	.65 [e]	2.59 [e]	117.11 [h]
July 31, 2005	16.95	.40 [f]	1.49	1.89	(.38)	—	(.38)	—	18.46	11.26	660,532.73		2.23 [f]	169.29 [h]
July 31, 2004	15.76	.36	1.21	1.57	(.38)	—	(.38)	—	16.95	10.03	848,161.75		2.16	165.66

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

July 31, 2008	<0.01%

July 31, 2007	<0.01

July 31, 2006	0.01

July 31, 2005	0.01

July 31, 2004	<0.01

e Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.05% of average net assets for the period ended July 31, 2006. .

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets.

g Amount represents less than $0.01 per share.

h Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

56	57

Notes to financial statements 7/31/08

Note 1: Significant accounting policies

The George Putnam Fund of Boston (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversified portfolio of stocks and bonds, which will produce both capital growth and current income. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Lehman Brothers Holdings Inc. made a bankruptcy filing on September 15, 2008, subsequent to the reporting period. The reported values of the fund’s positions as of July 31, 2008 in securities of Lehman or its affiliates and in derivatives to which Lehman or its affiliates is a counterparty do not reflect these developments or portfolio transactions after July 31, 2008.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2008, the value of securities loaned amounted to $204,794,302. The fund received cash collateral of $211,207,870 which is pooled with collateral of other Putnam funds into 70 issues of short-term investments.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2008, the fund had a capital loss carryover of $17,850,860 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$11,900,540	July 31, 2010

5,950,320	July 31, 2011

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2008 were as follows:

Unrealized appreciation	$222,285,810
Unrealized depreciation	(439,382,086)

Net unrealized depreciation	(217,096,276)
Undistributed ordinary income	5,482,169
Undistributed long-term gain	16,732,712
Capital loss carryforward	(17,850,860)

Cost for federal income tax purposes	$4,794,417,813

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, unrealized gains and losses on certain futures contracts, income on swap contract and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2008, the fund reclassified $8,602,342 to decrease undistributed net investment income and $3,464 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $8,605,806.

Note 2: Management fee, administrative services
and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended July 31, 2008, Putnam Management did not waive any of its management fee from the fund.

For the year ended July 31, 2008, Putnam Management has assumed $7,057 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 8).

In October 2007, Putnam Management agreed to reimburse the fund in the amount of $868,965 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio. The reimbursement by Putnam Management had less than a 0.01% impact on total return during the period.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2008, the fund incurred $7,994,886 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended July 31, 2008, the fund’s expenses were reduced by $773,785 under the expense offset arrangements and by $183,572 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $983, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $139,258 and $1,649 from the sale of class A and class M shares, respectively, and received $279,057 and $4,414 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,418 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended July 31, 2008, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $4,339,072,406 and $4,453,581,247 respectively. Purchases and sales of U.S. government securities aggregated $136,030,203 and $136,039,505, respectively.

Written option transactions during the year ended July 31, 2008 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$955,599,000	$20,599,166

Options opened	1,475,614,000	41,103,529

Options exercised	—	—

Options expired	(411,568,000)	(6,729,137)

Options closed	(474,168,000)	(11,100,989)

Written options outstanding
at end of year	$1,545,477,000	$43,872,569

Note 4: Capital shares

At July 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/08		Year ended 7/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	16,056,731	$261,006,315	23,421,130	$433,162,178

Shares issued in	22,051,614	347,975,308	18,272,904	327,594,319
connection with
reinvestment of
distributions

	38,108,345	608,981,623	41,694,034	760,756,497

Shares	(58,788,743)	(919,327,285)	(39,049,327)	(721,568,081)
repurchased

Net increase	(20,680,398)	$(310,345,662)	2,644,707	$39,188,416
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	917,379	$14,859,933	1,887,613	$34,439,247

Shares issued in	2,432,178	37,962,145	3,010,636	53,337,927
connection with
reinvestment of
distributions

	3,349,557	52,822,078	4,898,249	87,777,174

Shares	(11,543,939)	(184,505,086)	(16,425,410)	(301,276,907)
repurchased

Net decrease	(8,194,382)	$(131,683,008)	(11,527,161)	$(213,499,733)

	Year ended 7/31/08		Year ended 7/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	308,883	$5,097,974	531,413	$9,727,607

Shares issued in	428,594	6,712,587	355,895	6,334,457
connection with
reinvestment of
distributions

	737,477	11,810,561	887,308	16,062,064

Shares	(1,306,785)	(20,413,790)	(877,503)	(16,137,789)
repurchased

Net increase	(569,308)	$(8,603,229)	9,805	$(75,725)
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	854,157	$13,662,326	1,119,120	$20,403,582

Shares issued in	1,271,984	19,823,462	1,102,506	19,543,155
connection with
reinvestment of
distributions

	2,126,141	33,485,788	2,221,626	39,946,737

Shares	(2,750,693)	(43,141,801)	(2,724,559)	(49,604,364)
repurchased

Net decrease	(624,552)	$(9,656,013)	(502,933)	$(9,657,627)

	Year ended 7/31/08		Year ended 7/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	253,697	$3,765,550	86,222	$1,563,590

Shares issued in	15,766	247,492	10,185	182,106
connection with
reinvestment of
distributions

	269,463	4,013,042	96,407	1,745,696

Shares	(76,230)	(1,193,862)	(67,100)	(1,193,503)
repurchased

Net increase	193,233	$2,819,180	29,307	$552,193

	Year ended 7/31/08		Year ended 7/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	4,457,341	$69,571,597	4,345,678	$80,647,628

Shares issued in	2,890,613	45,755,725	3,083,571	55,373,926
connection with
reinvestment of
distributions

	7,347,954	115,327,322	7,429,249	136,021,554

Shares	(10,242,103)	(158,951,723)	(13,254,383)	(243,622,642)
repurchased

Net decrease	(2,894,149)	$(43,624,401)	(5,825,134)	$(107,601,088)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2008, management fees paid were reduced by $83,535 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $4,377,024 for the year ended July 31, 2008. During the year ended July 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $1,138,664,934 and $1,509,181,549, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of July 31, 2008, the fund had unfunded loan commitments of $450,000, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Ticketmaster	$450,000

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Federal tax information and brokerage commissions (unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $32,954,218 as long-term capital gain, for its taxable year ended July 31, 2008.

The fund designated 37.36% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2008, the fund hereby designates 38.10%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended July 31, 2008. The Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Morgan Stanley, Merrill Lynch, UBS Securities LLC, Goldman Sachs, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 51% of the total brokerage commissions paid for the year ended July 31, 2008.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Credit Suisse First Boston, Deutsche Bank Securities, J.P. Morgan Securities, Lehman Brothers, Pipeline, RBC Capital Markets, Sanford Bernstein, Wachovia Securities, and Weeden & Co.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter

Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officerof the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B.Worley

Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk, Assistant
Marketing Services	Executive Officer, Associate Treasurer and	Treasurer and Proxy Manager
Putnam Retail Management	Compliance Liaison
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN021 252428 9/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2008	$338,593	$--	$12,755	$1,247*

July 31, 2007	$261,656	$313	$9,550	$ 4,535*

* Includes fees of $1,247 and $ 2,992 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2008 and July 31, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2008 and July 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $92,241 and $129,614 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and procedures necessitated by regulatory and litigation matters..

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31,2008	$ -	$ 15,000	$ -	$ -

July 31, 2007	$ -	$ 26,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The George Putnam Fund of Boston

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 25, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 25, 2008